AMENDED AND RESTATED

AGENCY AGREEMENT
9 MAY 2022
EQUINOR ASA
as
Issuer
and
EQUINOR ENERGY AS
as Guarantor
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
as
Agent
and
THE BANK OF NEW

YORK MELLON SA/NV, LUXEMBOURG BRANCH
as Paying Agent
in respect of a
€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME

Allen & Overy LLP
0010155-0003327 UKO2:

2004375908.9

CONTENTS
Clause

Page
1.
Definitions and Interpretation

................................

................................

...............................

4
2.
Appointment of Agent and

Paying Agents

................................

................................

.......... 10
3.
Issue of Temporary Global Notes

................................

................................

.......................

11
4.
Determination of Exchange

Date and Issue of Permanent

Global Notes and Definitive

Notes
12
5.
Issue of Definitive Notes

................................

................................

................................

.... 12
6.
Terms of Issue

................................

................................

................................

................... 13
7.
Payments

................................

................................

................................

..........................

14
8.
Determinations and Notifications

in respect of Notes

and Interest Determination

............... 15
9.
Notice of any Withholding

or Deduction

................................

................................

............. 16
10.
Duties of the Agent in

Connection with early

Redemption

................................

.................. 16
11.
Receipt and Publication of

Notices

................................

................................

..................... 17
12.
Cancellation of Notes, Coupons

and Talons ................................

................................

...... 17
13.
Issue of Replacement Notes, Coupons

and Talons................................

............................

18
14.
Copies of Documents Available

for Inspection or Collection

................................

............... 19
15.
Meetings of Noteholders

................................

................................

................................

.... 19
16.
Commissions, Expenses and

Review of Fees and

Expenses

................................

............ 20
17.
Indemnity

................................

................................

................................

...........................

20
18.
Repayment by the Agent

................................

................................

................................

... 21
19.
Conditions of Appointment

................................

................................

................................

.

21
20.
Release of the Guarantor

................................

................................

................................

... 22
21.
Communication between

the Parties

................................

................................

.................. 22
22.
Changes in Agent and other

Paying Agents

................................

................................

....... 22
23.
Merger and Consolidation

................................

................................

................................

.. 24
24.
Notification of Changes

to Paying Agents

................................

................................

.......... 24
25.
Change of Specified Office

................................

................................

................................

25
26.
Notices and Communication

................................

................................

..............................

25
27.
Taxes

and Stamp Duties................................

................................

................................

.... 26
28.
Currency Indemnity

................................

................................

................................

............ 26
29.
Amendments

................................

................................

................................

..................... 26
30.
Descriptive Headings

................................

................................

................................

......... 26
31.
Contract (Rights of

Third Parties) Act 1999

................................

................................

........ 26
32.
Governing Law and Submission

to Jurisdiction

................................

................................

.. 26
33.
Counterparts

................................

................................

................................

......................

27
34.
General ................................................................

................................

.............................

27

35.
EU Contractual Recognition

of Bail-in

................................

................................

................ 27
Schedule

Page
1.

Terms

and Conditions of the Notes

other than VPS Notes

................................

..................

29
2.

Forms of Global and Definitive

Notes, Coupons and

Talons ................................

...............

78
Part 1

Form of Temporary Global Note

................................

................................

........

78
Part 2

Form of Permanent Global

Note

................................

................................

........

86
Part 3

Form of Definitive Note

................................

................................

......................

94
Part 4

Form of Coupon

................................

................................

................................ 97
Part 5

Form of Talon

................................

................................

................................

....

98
3.

Form of Deed of Covenant

................................

................................

................................ 100
4.

Provisions for Meetings

of Noteholders

................................

................................

.............

103
5.

Form of Put Notice

................................

................................

................................

............

109
6.

Form of Deed Poll

................................

................................

................................

.............

111
7.

Form of Issuer – ICSDs

Agreement

................................

................................

.................. 117
8.

Additional Duties of the Agent

................................

................................

........................... 121
Signatories

................................

................................

................................

................................

...

122
Appendix
1.

Form of Calculation Agency

Agreement

................................

................................

............

124

AMENDED AND RESTATED AGENCY AGREEMENT
in respect of a
€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME
THIS AGREEMENT
is made on 9 May

2022
BETWEEN :
(1)
EQUINOR ASA of Forusbeen 50, N-4035 Stavanger, Norway in its capacity as an issuer of
Notes under the Programme (the Issuer );
(2)
EQUINOR ENERGY AS
of Forusbeen 50, N-4035 Stavanger, Norway

(the
Guarantor );
(3)
THE

BANK

OF

NEW

YORK

MELLON,

LONDON

BRANCH
of

One

Canada

Square,
London

E14

5AL,

United

Kingdom

(the
Agent
,

which

expression

shall

include

any
successor agent appointed in accordance with clause
(D)22
); and
(4)
THE

BANK

OF

NEW

YORK

MELLON

SA/NV,

LUXEMBOURG

BRANCH
of

Vertigo
Building -

Polaris, 2-4

rue, Eugène

Ruppert, L-2453

Luxembourg (together

with the

Agent,
the
Paying

Agents
,

which

expression

shall

include

any

additional

or

successor

paying
agent appointed

in accordance with clause
(D)22

and
Paying Agent shall mean any of the
Paying Agents).
WHEREAS :
(A)

The

parties

hereto

entered

into

an

amended

and

restated

Agency

Agreement

(the
Previous

Agency

Agreement
) dated

13 May

2020 in

respect of

a €20,000,000,000

Euro
Medium Term

Note Programme (the
Programme ).
(B)

The parties hereto wish

to make certain modifications

to the Previous Agency

Agreement.
(C)

The

Issuer

and

the

Guarantor

have

entered

into

an

amended

and

restated

programme
agreement

(as

modified

and/or

restated

and/or

supplemented

from

time

to

time,

the
Programme

Agreement
)

dated

9

May

2022

with

the

Dealers

named

therein

pursuant

to
which the Issuer may issue

Euro Medium Term

Notes (the
Notes ) in an aggregate nominal
amount

of

up

to

€20,000,000,000

(or

its

equivalent

in

other

currencies)

under

the
Programme.
(D)

Each

issue

of

Notes

(other

than

VPS

Notes)

will

be

initially

represented

by

a

temporary
global Note

exchangeable in whole

or in

part for definitive

Notes or for

a permanent global
Note which will be exchangeable as described therein for definitive

Notes.
IT IS HEREBY AGREED as follows:
1.

DEFINITIONS AND INTERPRETATION
1.1

Terms

and expressions

defined in

the Programme

Agreement or

the Notes

or used

in the
applicable Final Terms

shall have the same meanings

in this Agreement, except

where the
context requires otherwise or unless otherwise stated.

0010155-0003327 UKO2:

2004375908.9

1.2

Without prejudice to the

foregoing:
Authorised Person
means any person who is designated in writing by the Issuer from time
to time

to give Instructions to the Agent under the terms of this Agreement;
CGN
means

a

Temporary

Global

Note

in

the

form

set

out

in
Part

1

of
Schedule

2

or

a
Permanent Global Note in the form set out in
Part 2

of
Schedule 2
, in either case where the
applicable Final Terms specify that the Notes are not in New Global Note form;
Clearstream, Luxembourg
means Clearstream

Banking S.A.;
Code
means the U.S. Internal Revenue Code

of 1986, as amended;
Conditions
means,

in

relation

to

the

Notes

of

any

Series,

the

terms

and

conditions
endorsed on

or incorporated

by reference

into the

Note or

Notes constituting

such Series,
such terms

and conditions

being in

or substantially

in the

form set

out in

Schedule 1

or in
such other form,

having regard to

the terms of

the Notes of

the relevant Series,

as may be
agreed

between the

Issuer,

the

Agent

and the

relevant

Dealer

as

completed

by the

Final
Terms

applicable to the Notes of the relevant Series;
Coupon
means

an

interest

coupon

appertaining

to

a

Definitive

Note

(other

than

a

Zero
Coupon Note), such coupon being:
(a)

if appertaining

to a

Fixed Rate

Note, in

the form

or substantially

in the

form set

out
in
Part
4
A of
Schedule 2

or in

such other

form, having

regard to

the terms

of issue
of the Notes of the relevant Series, as may be agreed between the Issuer, the Agent and the relevant Dealer; or
(b)

if

appertaining to

a

Floating Rate

Note,

in

the

form

or

substantially in

the

form

set
out

in
Part

4
B

of
Schedule 2

or

in

such other

form,

having

regard to

the

terms

of
issue of the Notes of the relevant Series,

as may be agreed between the Issuer,

the
Agent and the relevant Dealer; or
(c)

if appertaining to a Definitive Note which

is neither a Fixed Rate Note nor a

Floating
Rate Note,

in such

form as

may be

agreed between

the Issuer,

the Agent

and the
relevant Dealer,
and includes, where applicable, the Talon(s)

appertaining thereto and any replacements for
Coupons and Talons issued pursuant to Condition 9;
Couponholders
means

the

several

persons

who

are

for

the

time

being

holders

of

the
Coupons

and

shall,

unless

the

context

otherwise

requires,

include

the

holders

of

the
Talons;
Deed

of

Covenant
means

the

deed

of

covenant,

as

modified

and/or

restated

and/or
supplemented

from

time

to

time,

dated

13

May

2020,

substantially

in

the

form

set

out

in
Schedule

3
,

executed

as

a

deed

by

the

Issuer

in

favour

of

certain

accountholders

with
Euroclear and Clearstream, Luxembourg;
Deed

Poll
means any

Deed Poll as

defined in

Condition 14

the form

of which is

set out

in
Schedule
6

hereto;
Definitive Note
means a definitive Note issued or, as the case may require,

to be issued by
the

Issuer

in

accordance

with

the

provisions

of

the

Programme

Agreement

or

any

other
agreement between the Issuer

and the relevant Dealer

in exchange for

either a Temporary
Global

Note

or

a

Permanent

Global

Note

(all

as

indicated

in

the

applicable Final

Terms),

0010155-0003327 UKO2:

2004375908.9

such

definitive

Note

being

in

the

form

or

substantially

in

the

form

set

out

in
Part

3

of
Schedule

2

with

such

modifications

(if

any)

as

may

be

agreed

between

the

Issuer,

the
Agent

and the

relevant

Dealer

and

having the

Conditions endorsed

0010155-0003327 UKO2:

2004375908.9

thereon or,

if permitted by the

relevant authority or authorities,

incorporating the Conditions
by

reference

and

having

the

applicable

Final

Terms

(or

the

relevant

provisions

thereof)
either

endorsed

thereon

or

attached

thereto

and

(except

in

the

case

of

a

Zero

Coupon
Note) having Coupons and, where appropriate, Talons attached thereto on issue;
Distribution

Compliance

Period
has

the

meaning

given

to

such

term

in

Regulation

S
under the Securities Act;
Euroclear means Euroclear Bank SA/NV;
Eurosystem-eligible NGN
means an NGN which is intended to be held

in a manner which
would allow Eurosystem eligibility, as stated in the applicable Final Terms;
FATCA

Withholding
means

any

withholding

or

deduction

required

pursuant

to

an
agreement

described

in

Section

1471(b)

of

the

Code

or

otherwise

imposed

pursuant

to
Sections

1471

through

1474

of

the

Code

(or

any

regulations

thereunder

or

official
interpretations thereof)

or an

intergovernmental agreement between

the United

States and
another jurisdiction facilitating the implementation thereof (or any law implementing such an intergovernmental agreement);
Fixed

Rate

Note
means a

Note on

which interest

is calculated

at

a fixed

rate

payable in
arrear on

a fixed

date or

dates in

each year

and on

redemption or

on such

other dates

as
may be

agreed between

the Issuer

and the

relevant Dealer

(as indicated

in the

applicable
Final Terms);
Floating Rate

Note
means a Note on which interest is calculated at

a floating rate payable
in respect of

such period or

on such date(s) as

may be agreed

between the Issuer and

the
relevant Dealer (as indicated in the applicable Final Terms);
Global Note
means a Temporary Global Note and/or a Permanent

Global Note, as
applicable;
Grandfathering

Date
means

the

date

that

is

six

months

after

the

date

on

which

final
regulations defining

the term

“foreign passthru

payment” are

published in

the U.S.

Federal
Register;
Guarantee
means

the

Deed

of

Guarantee,

as

modified

and/or

restated

and/or
supplemented from

time to

time, executed

by the

Guarantor on

13 May

2020 in

respect of
the Programme;
Instructions
means

any

written

notices,

directions

or

instructions

received

by

the

Agent
from

an

Authorised

Person

or

from

a

person

reasonably

believed

by

the

Agent

to

be

an
Authorised Person;
Interest

Commencement

Date
means,

in

the

case

of

interest-bearing

Notes,

the

date
specified in the applicable Final Terms

from (and including) which such Notes bear interest,
which may or may not be the Issue Date;
Issue Date
means the date of issue

and purchase of a Note,

in each case pursuant to

and
in accordance with

the Programme Agreement or

any other agreement between

the Issuer
and the relevant Dealer, being in the case of any Permanent Global Note or Definitive Note, the same date as the date of issue of the Temporary Global Note which initially represented such Note;
Issue Price
means the price,

generally expressed as

a percentage of

the nominal amount
of the

Notes, at which the Notes will be issued;

0010155-0003327 UKO2:

2004375908.9

Maturity Date
means, in relation to

a Note, the date on which

it is expressed to be
redeemable;

0010155-0003327 UKO2:

2004375908.9

NGN
means

a

Temporary

Global

Note

in

the

form

set

out

in
Part

1

of
Schedule

2

or

a
Permanent Global Note in the form set out in
Part 2

of
Schedule 2
, in either case where the
applicable Final Terms specify that the Notes are in New Global Note form;
Note
means

a

note

denominated

in

Australian Dollars,

Canadian

Dollars,

Danish

Kroner,
Euro,

Hong Kong

Dollars, Japanese

Yen,

New Zealand

Dollars, Norwegian

Kroner,

South
African Rand, Sterling,

Swedish Kronor,

Swiss Francs, U.S.

Dollars or such

other currency
or currencies as may be agreed between the Issuer and the relevant Dealer issued or to be issued

by

the

Issuer

pursuant

to

the

Programme

Agreement

or

any

other

agreement
between the Issuer and the

relevant Dealer and which shall

initially be represented by,

and
comprised in,

a Temporary

Global Note

which may

(in accordance

with the

terms of

such
Temporary

Global

Note)

be

exchanged for

either

Definitive

Notes

or

a

Permanent

Global
Note which

Permanent Global Note

may (in

accordance with the

terms of such

Permanent
Global

Note)

in

turn

be

exchanged

for

Definitive

Notes

(all

as

indicated

in

the

applicable
Final Terms)

and includes any replacements for a Note issued pursuant

to Condition 9;
Noteholders
means the

several persons

who are

for the

time

being holders

of the

Notes
save

that,

in

respect

of

the

Notes

of

any

Series,

for

so

long

as

such

Notes

or

any

part
thereof

are

represented

by

a

Global

Note

held

on

behalf

of

Euroclear

and/or

of
Clearstream,

Luxembourg,

each

person

(other

than

Euroclear

or

Clearstream,
Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream,
Luxembourg as

the

holder of

a

particular nominal

amount

of

the

Notes of

such Series

(in
which

regard

any

certificate

or

other

document

issued

by

Euroclear

or

Clearstream,
Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding

for all purposes save

in the case of manifest

error) shall be
treated by the

Issuer, the

Agent and any other

Paying Agent as

the holder of

such nominal
amount of such Notes for all purposes other than with respect to the payment of principal or interest

on such

Notes, for

which purpose

the

bearer of

the relevant

Global

Note shall

be
treated by the

Issuer, the

Agent and any other

Paying Agent as the

holder of such

nominal
amount

of such

Notes in

accordance with

and subject

to

the terms

of the

relevant Global
Note and

the

expressions
Noteholder ,
holder

of

Notes
and related

expressions shall

be
construed accordingly;
outstanding
means, in

relation to the

Notes of any

Series, all the

Notes issued other

than
(a) those which

have been redeemed in

full in accordance

with the Conditions, (b)

those in
respect

of

which the

date

for

redemption

in

accordance

with the

Conditions has

occurred
and the

redemption moneys

wherefor (including

all interest

(if any)

accrued thereon

to the
date for

such redemption and

any interest (if

any) payable

under the

Conditions after such
date) have

been duly

paid to the

Agent as

provided herein (and,

where appropriate, notice
has been

given to the

Noteholders of the

relevant Series in

accordance with Condition

12)
and

remain

available

for

payment

of

the

relevant

Notes

and/or

Coupons,

(c)

those

which
have

become

void

under

the

Conditions,

(d)

those

which

have

been

purchased

and
cancelled as

provided in

the Conditions,

(e) those

mutilated or

defaced Notes

which have
been

surrendered

in

exchange

for

replacement

Notes

pursuant

to

the

Conditions,

(f)

(for
the purpose

only of

determining how

many Notes

are outstanding and

without prejudice to
their

status

for

any

other

purpose)

those

Notes

alleged

to

have

been

lost,

stolen

or
destroyed

and

in

respect

of

which

replacement

Notes

have

been

issued

pursuant

to

the
Conditions,

(g)

Temporary

Global

Notes

to

the

extent

that

they

shall

have

been

duly
exchanged

for

Permanent

Global

Notes

and/or

Definitive

Notes

and

Permanent

Global
Notes to

the extent

that they

shall have

been duly

exchanged for

Definitive Notes,

in each
case

pursuant

to

their

respective

provisions

and

(h)

Temporary

Global

Notes

and
Permanent Global Notes which have become

void in accordance with their

terms (provided
that

at the

Relevant Time

(as

defined in

the

Deed of

Covenant) the

Underlying Notes

(as
defined in the Deed of Covenant) will be deemed to be still outstanding)

and,

0010155-0003327 UKO2:

2004375908.9

PROVIDED THAT for each of the

following purposes, namely:

0010155-0003327 UKO2:

2004375908.9

(i)

the

right

to

attend

and

vote

at

any

meeting

of

the

Noteholders

or

any

of

them,
passing

an

Extraordinary

Resolution

(as

defined

in
Schedule

4
)

in

writing

or

an
Extraordinary

Resolution by

way

of

electronic

consents

given

through

the

relevant
clearing systems as envisaged by
Schedule 4
; and
(ii)

the determination

of how

many and

which Notes are

for the

time being

outstanding
for the purposes of paragraphs
2,
5

and
6

of
Schedule 4

hereto,
those

Notes

(if

any)

which

are

for

the

time

being

held

by

any

person

(including

but

not
limited

to

the

Issuer

or

any

of

its

Subsidiaries)

for

the

benefit

of

the

Issuer

or

any

of

its
Subsidiaries

shall

(unless

and

until

ceasing

to

be

so

held)

be

deemed

not

to

be
outstanding;
Participating

FFI
means

a

“participating

FFI”

as

defined

in

US

Treasury

Regulations
Section

1.1471-1(b)(91) (or

any successor

provision) or

any other

entity whose

payments
are subject to FATCA

Withholding;
Permanent

Global

Note
means a

global note

in

the

form

or

substantially in

the

form

set
out

in
Part
2

of
Schedule 2

together with

the copy

of the

applicable Final

Terms

attached
thereto

with

such

modifications

(if

any)

as

may

be

agreed

between

the

Issuer,

the

Agent
and the relevant Dealer,

comprising some or all

of the Notes of

the same Series, issued

by
the

Issuer

pursuant

to

the

Programme

Agreement

or

any

other

agreement

between

the
Issuer and

the relevant

Dealer in

exchange for

the whole

or part

of any

Temporary

Global
Note issued in respect of such Notes;
Put Notice
means a notice in the

form set out in
Schedule 5;
Series
means a Tranche of

the Notes together with any further Tranche

or Tranches of the
Notes which are (a)

expressed to be consoli
dated
and form a

single series and (b)

identical
in

all

respects

(including

as

to

listing)

except

for

their

respective

Issue

Dates,

Interest
Commencement

Dates

and/or

Issue

Prices

and

the

expressions
Notes

of

the

relevant
Series and
holders

of

Notes

of

the

relevant

Series
and

related

expressions

shall

be
construed accordingly;
Talons means the talons (if any) appertaining to, and exchangeable in accordance with the provisions

therein

contained

for

further

Coupons

appertaining

to,

a

Definitive

Note

(other
than a

Zero Coupon Note), such talons being in the form or substantially in the form set out in
Part

5

of
Schedule

2

or

in

such

other

form

as may

be

agreed

between the

Issuer,

the
Agent and the relevant Dealer and includes any replacements for Talons issued pursuant to
Condition 9;
Temporary

Global

Note
means

a

global note

in

the

form

or

substantially in

the

form

set
out

in
Part
1

of
Schedule 2

together with

the

copy of

the

applicable Final

Terms

attached
thereto

with

such

modifications

(if

any)

as

may

be

agreed

between

the

Issuer,

the

Agent
and the relevant Dealer,

comprising some or all

of the Notes of

the same Series, issued

by
the

Issuer

pursuant

to

the

Programme

Agreement

or

any

other

agreement

between

the
Issuer and the relevant Dealer;
Tranche
means all Notes with

the same Issue Date and subject

to the same Final

Terms;
and
Zero Coupon Note
means a Note on which no

interest is payable.
1.3

(a)

Words

denoting

the

singular

number

only

shall

include

the

plural

number

also
and vice versa ;

0010155-0003327 UKO2:

2004375908.9

(b)

words denoting one gender

only shall include the

other gender; and
(c)

words denoting persons only

shall include firms and

corporations and vice versa.

0010155-0003327 UKO2:

2004375908.9

1.4

All

references

in

this

Agreement to

costs

or

charges

or

expenses

shall

include any

value
added

tax

or

similar

tax

charged

or

chargeable

in

respect

thereof

to

the

extent

not
recoverable as an input.
1.5

All references in the Agreement to "the Guarantor" shall

be deemed to be deleted in relation
to Notes that do not have the benefit of the Guarantee.
1.6

For the

purposes of this

Agreement, the

Notes of each

Series shall form

a separate

series
of Notes

and the provisions

of this Agreement

shall apply
mutatis mutandis separately and
independently to

the

Notes of

each

Series

and

in this

Agreement the

expressions
Notes ,
Noteholders , Coupons , Couponholders and Talons shall be construed accordingly.
1.7

All references

in this

Agreement to

principal and/or interest

or both

in respect

of the

Notes
or to

any moneys

payable by

the Issuer

under this

Agreement shall

have the

meaning set
out in Condition 4(f).
1.8

All references in this Agreement to the
relevant currency shall be construed as references
to the currency in which the relevant Notes and/or Coupons are denominated.
1.9

In

this

Agreement,

clause

headings

are

inserted

for

convenience

and

ease

of

reference
only

and

shall

not

affect

the

interpretation

of

this

Agreement.

All

references

in

this
Agreement to the provisions of any statute shall be

deemed to be references to that statute
as

from

time

to

time

modified,

extended,

amended

or

re-enacted

or

to

any

statutory
instrument, order or regulation made thereunder or under such re-enactment.
1.10

All references in this Agreement

to an agreement, instrument or

other document (including,
without limitation,

this Agreement,

the

Programme Agreement,

the Deed

of

Covenant, the
Guarantee,

the

Procedures

Memorandum,

the

Notes

and

any

Conditions

appertaining
thereto)

shall be

construed as

a reference

to

that

agreement, instrument

or document

as
the same may be amended, modified,

varied or supplemented from time to time.
1.11

Any

references

herein

to

Euroclear

and/or

Clearstream,

Luxembourg

shall,

whenever

the
context

so

permits,

be

deemed

to

include

a

reference

to

any

additional

or

alternative
clearance system approved by the Issuer

and the Agent or as

otherwise specified in Part B
of the applied Final Terms.
1.12

All

references

to

the
records
of

Euroclear

and

Clearstream,

Luxembourg

shall

be

to

the
records that each of Euroclear and Clearstream, Luxembourg holds for its customers which
reflect the amount of such customer's interest in the Notes.
1.13

As used herein, in relation to

any Notes which are to have

a "listing" or be "listed" (i)

on the
London

Stock

Exchange,
listing and listed
shall

be

construed

to

mean

that

such

Notes
have

been

admitted

to

the

Official

List

and

admitted

to

trading

on

the

London

Stock
Exchange's

main market and (ii) on any

European Economic Area Stock Exchange,
listing
and listed
shall be

construed to

mean that

that Notes

have been

admitted to

trading on

a
market within that jurisdiction which is a regulated market for the purposes of the Markets in
Financial Instruments Directive (Directive 2014/65/EU, as amended).
1.14

This Agreement does not apply

to the VPS Notes.
1.15

With effect from the

date hereof, the provisions of the

Previous Agency Agreement shall be
amended and

restated and

shall take

effect

in the

form

set

out in

this Agency

Agreement
and all references to

the
Agency Agreement ,
this Agency

Agreement
, this Agreement ,
hereof , hereunder
and

expressions

of

similar

import

in

this

Agency

Agreement

shall

be
construed as

references to

the Previous

Agency Agreement

as so

amended and

restated.
Any

Notes

issued

on

or

after

the

date

hereof

shall

be

issued

pursuant

to

this

Agency

0010155-0003327 UKO2:

2004375908.9

Agreement.

This does not affect any Notes issued prior to the date of this Agreement.

0010155-0003327 UKO2:

2004375908.9

2.

APPOINTMENT OF AGENT

AND PAYING

AGENTS
2.1

The Agent

is hereby

appointed, and the

Agent hereby agrees

to act

as issuing and

paying
agent of the

Issuer and the

Guarantor upon the

terms and subject to

the conditions set

out
below, for the purposes of, inter alia :
(a)

completing, authenticating and delivering Global

Notes and (if required)

completing,
authenticating and delivering Definitive Notes;
(b)

giving

effectuation

instructions

in

respect

of

each

Global

Note

which

is

a
Eurosystem-

eligible NGN;
(c)

exchanging

Temporary

Global

Notes

for

Permanent

Global

Notes

or

Definitive
Notes,

as

the

case

may

be,

in

accordance

with

the

terms

of

Temporary

Global
Notes

and,

in

respect

of

any

such

exchange,

(i)

making

all

notations

on

Global
Notes which

are CGNs

as required

by their

terms and

(ii) instructing

Euroclear and
Clearstream, Luxembourg to

make appropriate entries

in their records

in respect

of
all Global Notes which are NGNs;
(d)

exchanging

Permanent

Global

Notes

for

Definitive

Notes

in

accordance

with

the
terms

of

such

Permanent

Global

Notes

and,

in

respect

of

any

such

exchange,

(i)
making

all

notations

on

Permanent

Global

Notes

which

are

CGNs

as

required

by
their

terms

and

(ii)

instructing

Euroclear

and

Clearstream,

Luxembourg

to

make
appropriate entries

in their

records in

respect of

all Permanent

Global Notes

which
are NGNs;
(e)

paying sums due on Global Notes and Definitive Notes and Coupons and

instructing
Euroclear

and

Clearstream,

Luxembourg

to

make

appropriate

entries

in

their
records in respect of all Global Notes which are NGNs;
(f)

exchanging Talons for Coupons in accordance with the

Conditions;
(g)

arranging on behalf

of the Issuer or,

as the case may

be, the Guarantor,

for notices
to be communicated to the Noteholders;
(h)

ensuring

that

all

necessary

action

is

taken

to

comply

with

any

reporting
requirements of any competent authority in respect

of any relevant currency as may
be

in

force

from

time

to

time

with

respect

to

the

Notes

to

be

issued

under

the
Programme;
(i)

subject

to

the

Procedures

Memorandum,

submitting

to

the

relevant

authority

or
authorities such number of copies of each Final Terms

which relates to Notes which
are to be listed as the relevant authority or authorities may reasonably require;
(j)

acting

as

Calculation

Agent

in

respect

of

Notes

where

named

as

such

in

the
relevant Final Terms; and
(k)

performing

all

other

obligations and

duties

imposed

upon

it

by

the

Conditions and
this Agreement.
2.2

Each Paying

Agent is

hereby appointed

as paying

agent of

the Issuer

and the

Guarantor,
upon

the

terms

and

subject

to

the

conditions

set

out

below,

for

the

purposes

of

paying
sums

due

on

Notes

and

Coupons

and

of

performing

all

other

obligations

and

duties
imposed

upon

it

by

the

Conditions

and

this

Agreement.

The

obligations

of

the

Paying
Agents under this Agreement shall be several and

not joint.

0010155-0003327 UKO2:

2004375908.9

2.3

In

relation

to

each

issue

of

Eurosystem-eligible

NGNs,

the

Issuer

hereby

authorises

and
instructs

the

Agent

to

elect

Euroclear

and/or

Clearstream,

Luxembourg

as

common
safekeeper.

From time

to

time, the

Issuer

and

the

Agent may

agree to

vary

this

election.
The

Issuer

acknowledges

that

any

such

election

is

subject

to

the

right

of

Euroclear

and
Clearstream,

Luxembourg

to

jointly

determine

that

the

other

shall

act

as

common
safekeeper in relation to any such issue and agrees that no liability shall attach to the Agent in respect of any such election made by it.
3.

ISSUE OF TEMPORARY GLOBAL NOTES
3.1

Subject to subclause
3.2

below, following receipt

of a faxed copy

of the Final Terms

signed
by

the

Issuer

and

the

Guarantor,

the

Issuer

hereby

authorises

the

Agent

and

the

Agent
hereby agrees to take the steps required of the Agent in the Procedures Memorandum.

For
this purpose the Agent will, inter alia, on behalf of the Issuer:
(a)

prepare a Temporary

Global Note by attaching a copy of the applicable Final Terms to a copy of the applicable master Temporary Global Note;
(b)

authenticate such Temporary Global Note;
(c)

deliver

such

Temporary

Global

Note

to

the

specified

common

depositary

(if

the
Temporary

Global

Note

is

a

CGN)

or

specified

common

safekeeper

(if

the
Temporary

Global

Note

is

an

NGN)

for

Euroclear

and

Clearstream,

Luxembourg
and, in the case of a Temporary Global Note which is a Eurosystem-eligible NGN, to instruct the common safekeeper to effectuate the same;
(d)

ensure that

the

Notes of

each Tranche

are

assigned a

common code

and ISIN

by
Euroclear and Clearstream, Luxembourg which are different from the common code
and ISIN

assigned to

Notes of

any other

Tranche

of the

same Series

until at

least
the

expiry

of

the

applicable

Distribution

Compliance

Period

of

such

Tranche

as
notified by the Agent to the relevant Dealer; and
(e)

if

the

Temporary

Global

Note

is

an

NGN,

instruct

Euroclear

and

Clearstream,
Luxembourg

to

make

the

appropriate

entries

in

their

records

to

reflect

the

initial
outstanding aggregate principal amount of the relevant Tranche of Notes.
3.2

The Agent shall only

be required to perform

its obligations under subclause
3.1

above if it
holds:
(a)

a master

Temporary

Global Note

duly executed by

a person

or persons

authorised
to

execute the

same on

behalf

of the

Issuer,

which may

be used

by the

Agent

for
the

purpose

of

preparing

a

Temporary

Global

Note

in

accordance

with

subclause
3.1(a)
; and
(b)

a master

Permanent Global Note

duly executed

by a

person or

persons authorised
to

execute the

same on

behalf

of the

Issuer,

which may

be used

by the

Agent

for
the

purpose

of

preparing

a

Permanent

Global

Note

in

accordance

with

clause
4
below.
3.3

Where

the

Agent

delivers

any

authenticated

Global

Note

to

a

common

safekeeper

for
effectuation

using

electronic

means,

it

is

authorised

and

instructed

to

destroy

the

Global
Note

retained

by

it

following

its

receipt

of

confirmation

from

the

common

safekeeper

that
the relevant Global Note has been effectuated.

0010155-0003327 UKO2:

2004375908.9

4.

DETERMINATION

OF

EXCHANGE

DATE

AND

ISSUE

OF

PERMANENT

GLOBAL
NOTES AND DEFINITIVE NOTES
4.1

(a)

The

Agent

shall

determine

the

Exchange

Date

for

each

Temporary

Global

Note
in

accordance

with

the

terms

thereof.

Forthwith

upon

determining

the

Exchange
Date

in

respect

of

any

Tranche,

the

Agent

shall

notify

such

determination

to

the
Issuer,

the

Guarantor,

the

relevant

Dealer,

Euroclear

and

Clearstream,
Luxembourg.
(b)

Where a Temporary Global Note is to be exchanged for a Permanent Global Note, the Agent is hereby authorised on behalf of the Issuer:
(i)

in

the

case

of

the

first

Tranche

of

any

Series

of

Notes,

to

prepare

and
complete

a

Permanent

Global

Note

in

accordance

with

the

terms

of

the
Temporary

Global

Note

applicable

to

such

Tranche

by

attaching

a

copy

of
the

applicable

Final

Terms

to

a

copy

of

the

applicable

master

Permanent
Global Note;
(ii)

in the

case of

the first

Tranche

of any

Series of

Notes, to

authenticate such
Permanent Global Note;
(iii)

in

the

case

of

the

first

Tranche

of

any

Series

of

Notes

if

the

Permanent
Global

Note

is

a

CGN,

to

deliver

such

Permanent

Global

Note

to

the
common depositary

which

is holding

the Temporary

Global Note

applicable
to

such

Tranche

for

the

time

being

on

behalf

of

Euroclear

and/or
Clearstream,

Luxembourg

to

hold

on

behalf

of

the

Issuer

pending

its
exchange for such Temporary Global Note;
(iv)

in

the

case

of

the

first

Tranche

of

any

Series

of

Notes

if

the

Permanent
Global

Note

is

an

NGN,

to

deliver

the

Permanent

Global

Note

to

the
common

safekeeper

which

is

holding

the

Temporary

Global

Note
representing

the

Tranche

for

the

time

being

on

behalf

of

Euroclear

and/or
Clearstream, Luxembourg

to

effectuate (in

the case

of

a Permanent

Global
Note

which

is

a

Eurosystem-eligible

NGN)

and

to

hold

on

behalf

of

the
Issuer pending its exchange for the Temporary Global Note;
(v)

in the case of a subsequent Tranche of any Series of Notes if the Permanent
Global Note

is a

CGN, by

attaching a

copy of

the applicable

Final Terms

to
the

Permanent

Global

Note

applicable

to

the

relevant

Series

and

entering
details of any exchange in whole or part as aforesaid;

and
(vi)

in the case of a subsequent Tranche of any Series of Notes if the Permanent
Global Note is an NGN, to deliver the applicable Final Terms to the specified
common

safekeeper

for

attachment

to

the

Permanent

Global

Note
applicable to the relevant Series.
5.

ISSUE OF DEFINITIVE

NOTES
5.1

Where a Global Note is to be exchanged for Definitive

Notes in accordance with its terms,
the Agent is hereby authorised on behalf of the Issuer:
(a)

to authenticate such Definitive Note(s) in accordance with

the provisions of this
Agreement; and
(b)

to

deliver

such

Definitive

Note(s)

to

or

to

the

order

of

Euroclear

and/or
Clearstream, Luxembourg.

0010155-0003327 UKO2:

2004375908.9

The

Agent

shall

notify

the

Issuer

forthwith

upon

receipt

of

a

request

for

issue

of

(a)
Definitive

Note(s)

in

accordance

with

the

provisions

of

a

Temporary

Global

Note

or
Permanent Global

Note, as

the case

may be,

(and the

aggregate nominal

amount of

such
Temporary

Global Note

or Permanent

Global Note,

as the

case may

be, to

be exchanged
in connection therewith).
5.2

The

Issuer

undertakes

to

deliver

to

the

Agent

sufficient

numbers

of

executed

Definitive
Notes with,

if applicable, Coupons and Talons

attached to enable the

Agent to comply with
its obligations under this clause.
6.

TERMS OF ISSUE
6.1

The Agent shall cause all

Temporary

Global Notes, Permanent Global Notes and

Definitive
Notes

delivered

to

and

held

by

it

under

this

Agreement

to

be

maintained

in

safe

custody
and shall

ensure that

such Notes

are issued

only in

accordance with

the provisions

of this
Agreement and the relevant Global Note and Conditions.
6.2

Subject

to

the

procedures

set

out

in

the

Procedures

Memorandum,

for

the

purposes

of
subclause
3.1

the Agent

is entitled

to treat

a telephone

or facsimile

communication from

a
person who

the Agent

believes to

be the

authorised representative of

the Issuer

or,

as the
case

may

be,

the

Guarantor,

named

in

the

list

referred

to

in,

or

notified

pursuant

to,
subclause
19.7

as sufficient

instructions and

authority of

the

Issuer and

the

Guarantor for
the Agent to act in accordance with subclause
3.1.
6.3

In the

event that

a person

who has

signed on

behalf of

the Issuer

any Note

not yet

issued
but

held

by

the

Agent

in

accordance

with

subclause
3.1

ceases

to

be

authorised

as
described in

subclause
19.7
, the

Agent shall

(unless the

Issuer gives

written notice

to the
Agent that Notes signed by that person do not constitute valid and binding obligations of the
Issuer or

otherwise until

replacements have

been provided

to the

Agent) continue

to have
authority to

issue any

such Notes,

and

the Issuer

hereby warrants

to the

Agent that

such
Notes

shall,

unless

notified

as

aforesaid,

be

valid

and

binding

obligations

of

the

Issuer.
Promptly

upon

such

person

ceasing

to

be

authorised,

the

Issuer

shall

provide

the

Agent
with replacement Notes and upon receipt of such replacement Notes the Agent shall cancel and destroy

the Notes

held by

it which

are signed by

such person and

shall provide to

the
Issuer

a

confirmation

of

destruction

in

respect

thereof

specifying

the

Notes

so

cancelled
and destroyed.
6.4

If the

Agent pays an

amount (the
Advance
) to

the Issuer

on the

basis that

a payment (the
Payment
) has

been, or

will be,

received from

a Dealer

and if

the Payment

is not

received
by the Agent on the date

the Agent pays the Issuer,

the Issuer, failing which

the Guarantor,
shall

repay

to

the

Agent

the

Advance

and

shall

pay

interest

on

the

Advance

(or

the
unreimbursed portion

thereof) from

(and including)

the date

such Advance

is made

to (but
excluding) the earlier of repayment of the Advance and receipt by the Agent of the Payment
(at a rate quoted

at that time by

the Agent as the aggregate

of one per cent.

and its cost of
funding the Advance

provided that evidence of

the basis of

such rate

is given to the

Issuer
if so required).
6.5

Except in the

case of issues

where the Agent

does not act

as receiving bank for

the Issuer
in respect

of the

purchase price

of the

Notes being

issued, if

on the

relevant Issue

Date a
Dealer

does

not

pay

the

full

purchase

price

due

from

it

in

respect

of

any

Note

(the
Defaulted

Note
)

and,

as

a

result,

the

Defaulted

Note

remains

in

the

Agent's

distribution
account with

Euroclear and/or

Clearstream, Luxembourg

after such

Issue Date,

the Agent
will continue

to

hold

the

Defaulted

Note to

the

order

of

the

Issuer.

The Agent

shall notify
the Issuer

forthwith of

the failure

of the

Dealer to

pay the

full purchase

price due

from it

in
respect

of

any

Defaulted

Note

and,

subsequently,

shall

notify

the

Issuer

forthwith

upon

0010155-0003327 UKO2:

2004375908.9

receipt from the Dealer of the full purchase price in respect of such Defaulted

Note.

0010155-0003327 UKO2:

2004375908.9

7.

PAYMENTS
7.1

The

Issuer,

failing

which

the

Guarantor

will,

before

10.00

a.m.

(local

time

in

the

relevant
financial

centre

of

the

payment),

on

each

date

on

which

any

payment

in

respect

of

any
Note

becomes

due,

transfer

to

an

account

specified

by

the

Agent

such

amount

in

the
relevant

currency as

shall be

sufficient

for

the

purposes of

such

payment in

funds

settled
through

such

payment

system

as

the

Agent

and

the

Issuer

or,

as

the

case

may

be,

the
Guarantor may agree.
7.2

The

Issuer,

failing

which

the

Guarantor

will

ensure

that

no

later

than

10.00

a.m.

(London
time)

on

the

Business

Day

(as

defined

below)

immediately

preceding

the

date

on

which
any payment is to

be made to the

Agent pursuant to subclause
7.1
, the Agent shall

receive
a payment confirmation from the paying bank of the Issuer.
For the purposes of this

clause
Business Day means a day which is both:
(a)

a

day

on

which

commercial banks

and

foreign

exchange

markets

settle

payments
and

are

open

for

general

business

(including

dealing

in

foreign

exchange

and
foreign currency deposits) in London and any

other place specified in the applicable
Final Terms

as an Additional Business Centre; and
(b)

either

(i)

in

relation

to

a

payment

to

be

made

in

a

Specified

Currency

other

than
euro,

a

day

on

which

commercial

banks

and

foreign

exchange

markets

settle
payments

in

the

principal

financial

centre

of

the

country

of

the

relevant

Specified
Currency

(if

other

than

London

and

any

Additional

Business

Centre)

and

which,

if
the Specified

Currency is

New Zealand

Dollars, shall

be Auckland

or (ii)

in relation
to

any

sum

payable in

euro,

a

day

on

which the

Trans-European

Automated

Real
Time Gross Settlement Express Transfer (TARGET 2) System is operating.
7.3

The

Agent

shall

ensure

that

payments

of

both

principal

and

interest

in

respect

of

a
Temporary

Global

Note

will

be

made

only

to

the

extent

that

certification

of

non-U.S.
beneficial ownership as required by

U.S. securities laws and U.S.

Treasury regulations has
been

received

from

Euroclear

and/or

Clearstream,

Luxembourg

in

accordance

with

the
terms thereof.
7.4

Subject to

the

receipt by

the

Agent of

the

payment confirmation

as provided

in

subclause
7.2

above, the Agent or the relevant Paying Agent shall pay or cause to be paid all amounts
due

in

respect

of

the

Notes

on

behalf

of

the

Issuer

(failing

which

the

Guarantor)

in

the
manner

provided in

the Conditions.

If

any

payment provided

for

in

subclause
7.1

is made
late but otherwise in accordance with

the provisions of this Agreement, the Agent

and each
Paying

Agent

shall

nevertheless

make

payments

in

respect

of

the

Notes

as

aforesaid
following receipt by it of such payment.
7.5

If

for

any

reason

the

Agent

considers

in

its

reasonable

opinion

that

the

amounts

to

be
received by

the Agent

pursuant to

subclause
7.1

will be,

or the

amounts actually

received
by

it

pursuant

thereto

are,

insufficient

to

satisfy

all

claims

in

respect

of

all

payments

then
falling due in respect

of the Notes, neither the

Agent nor any Paying Agent shall

be obliged
to pay any such claims until the Agent has received the full amount of all such payments.
7.6

Without prejudice to

subclauses
7.4

and
7.5,

if the

Agent pays any

amounts to the

holders
of Notes

or Coupons or to

any Paying Agent at a

time when it has

not received payment in
full

in

respect

of

the

relevant

Notes

in

accordance

with

subclause
7.1

(the

excess

of

the
amounts

so

paid

over

the

amounts

so

received

being

the
Shortfall
),

the

Issuer,

failing
which the Guarantor will, in addition to paying amounts due under subclause
7.1,

pay to the
Agent on

demand interest

(at

a rate

which represents

the

aggregate of

one per

cent. and
the

Agent's

cost

of

funding

the

Shortfall)

on

the

Shortfall

(or

the

unreimbursed

portion

0010155-0003327 UKO2:

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thereof) until the receipt in full by the Agent of the Shortfall.

0010155-0003327 UKO2:

2004375908.9

7.7

The Agent shall on demand promptly reimburse each Paying Agent for payments in respect of Notes

properly made

by such

Paying Agent

in accordance

with this

Agreement and

the
Conditions unless the Agent has notified the Paying Agent,

prior to the opening of business
in

the

location

of

the

office

of

the

Paying

Agent

through

which

payment

in

respect

of

the
Notes can

be made

on the

due date

of a

payment in

respect of

the Notes,

that the

Agent
does

not

expect to

receive sufficient

funds

to

make

payment

of

all

amounts

falling due

in
respect of such Notes.
7.8

Whilst

any

Notes

are

represented

by

Global

Notes,

all

payments

due

in

respect

of

such
Notes shall

be made to, or to the order of, the

holder of the Global Notes, subject to and in
accordance with the

provisions of the

Global Notes.

On the occasion

of any such

payment
(i) in the

case of a

CGN, the Paying

Agent to which

the Global Note

was presented for

the
purpose

of

making

such

payment

shall

cause

the

appropriate

Schedule

to

the

relevant
Global Note to be annotated so as to

evidence the amounts and dates of such payments of
principal

and/or

interest

as

applicable

or

(ii)

in

the

case

of

any

Global

Note

which

is

an
NGN, the Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such payment.
7.9

If the

amount of principal

and/or interest then

due for

payment is not

paid in full

(otherwise
than

by

reason

of

a

deduction

required

by

law

to

be

made

therefrom

or

by

reason

of

a
FATCA

Withholding),
(i) the Paying

Agent to which

a Note

is presented for

the purpose of

making such payment
shall,

unless

the

Note

is

an

NGN,

make

a

record

of

such

Shortfall

on

the

Note

and

such
record shall,

in the

absence of manifest

error,

be
prima facie
evidence that the

payment in
question has not to that extent been

made or (ii) in the case

of any Global Note which is an
NGN, the Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such shortfall in payment.
7.10

In

the

event that

(a) the

Issuer

is or

becomes a

Participating FFI,

(b)

Notes are

issued or
amended (or any

terms of the

Notes are waived)

after the Grandfathering

Date and (c)

the
Issuer

or

the

Guarantor

determines

in

its

sole

discretion

that

FATCA

Withholding

will

be
required in connection with

any payment due to the

Agent on any Notes, then

the Issuer or
the Guarantor will be

entitled to re-direct or reorganise any

such payment in any way

that it
sees fit

in order

that the

payment may

be made

without FATCA

Withholding provided

that
any

such

redirected

or

reorganised

payment

is

otherwise

made

in

accordance

with

this
Agreement.

The

Issuer

will

promptly

notify

the

Agent

and

the

Noteholders

of

any

such
redirection or reorganisation.
7.11

The Agent

shall be

entitled to

deduct FATCA

Withholding, and

shall have

no obligation

to
gross-up

any

payment

hereunder

or

to

pay

any

additional

amount

as

a

result

of

such
FATCA

Withholding.
8.

DETERMINATIONS

AND

NOTIFICATIONS

IN

RESPECT

OF

NOTES

AND

INTEREST
DETERMINATION
8.1
Determinations and Notifications
(a)

The Agent shall make

all such determinations and calculations (howsoever

described) as it
is required to do under the Conditions, all subject to and in accordance with the Conditions.
(b)

The Agent

shall not

be responsible

to

the Issuer,

the Guarantor

or to

any third

party as

a
result

of

the

Agent

having

acted

on

any

quotation

given

by

any

Reference

Bank

which
subsequently may be found to be incorrect.
(c)

The

Agent

shall

promptly

notify

(and

confirm

in

writing

to)

the

Issuer,

the

Guarantor,

the
other Paying

Agents and

(in respect

of a

Series of

Notes listed

on a

Stock Exchange)

the

0010155-0003327 UKO2:

2004375908.9

relevant Stock

Exchange of,
inter alia
, each

Rate of

Interest, Interest

Amount and

Interest
Payment

Date

and

all

other

amounts, rates

and

dates

which

it

is

obliged

to

determine

or
calculate under the Conditions as

0010155-0003327 UKO2:

2004375908.9

soon

as

practicable

after

the

determination

thereof

and

of

any

subsequent

amendment
thereto pursuant to the Conditions.
(d)

The

Agent

shall

use

its

best

endeavours to

cause

each

Rate

of

Interest,

Interest

Amount
and

Interest

Payment

Date

and

all

other

amounts,

rates

and

dates

which

it

is

obliged

to
determine or calculate under the Conditions to be

published as required in accordance with
the Conditions as soon as possible after their determination or calculation.
(e)

If the Agent does

not at any material time

for any reason determine

and/or calculate and/or
publish the Rate of Interest, Interest Amount and/or Interest Payment

Date in respect of any
Interest

Period

or

any

other

amount,

rate

or

date

as

provided

in

this

clause,

it

shall
forthwith notify the Issuer, the Guarantor and the other Paying Agents of such fact.
(f)

Determinations

with

regard

to

Notes

shall

be

made

by

the

Calculation Agent

specified

in
the

applicable Final

Terms

in

the

manner

specified

in

the

applicable Final

Terms.

Unless
otherwise

agreed

between

the

Issuer

and

the

relevant

Dealer

or

unless

the

Agent

is

the
Calculation

Agent

(in

which

case

the

provisions

of

this

Agreement

shall

apply),

such
determinations shall be made on the basis of a Calculation Agency Agreement substantially in the form of Appendix 1 to this Agreement.
8.2
Interest Determination,

Screen Rate Determination

including Fallback

Provisions
(a)

Where Screen Rate Determination is specified in the

applicable Final Terms

as the manner
in

which

the

Rate

of

Interest

is

to

be

determined,

the

Rate

of

Interest

for

each

Interest
Period will be determined in accordance with the Conditions.
(b)

The Conditions also contain provisions for determining the Rate of Interest in the event that
the

Relevant

Screen

Page

is

not

available

or

the

quotation

or

quotations

required

by

the
Conditions are unavailable or following a Benchmark Event or Benchmark

Transition Event.
9.

NOTICE OF ANY WITHHOLDING

OR DEDUCTION
In the

event that

(a) the

Issuer or

the Guarantor

is or

becomes a

Participating FFI

and (b)
Notes

are

issued

or

amended

(or

any

terms

of

the

Notes

are

waived)

after

the
Grandfathering Date, the Issuer will notify the Agent as soon as is practicable of: (i) the fact
that

the

Issuer

or

the

Guarantor

is

or

has

become

a

Participating

FFI,

and

(ii)

any

other
information

known

to

the

Issuer

and

pertaining

to

the

Issuer

or,

as

the

case

may

be,

the
Guarantor,

necessary

for

the

Agent

to

determine

the

amount,

if

any,

it

is

required

to
withhold or

deduct in

respect of

any FATCA

Withholding in

relation to

any payment

under
the Notes.
10.

DUTIES OF THE

AGENT IN CONNECTION

WITH EARLY REDEMPTION
10.1

If

the

Issuer

decides

to

redeem

any

Notes

for

the

time

being

outstanding

prior

to

their
Maturity Date in accordance with

the Conditions, the Issuer shall,

unless otherwise agreed,
give notice of such decision to the Agent not less than

15 days before the date on which the
Issuer

will

give

notice

to

the

Noteholders

in

accordance

with

the

Conditions

of

such
redemption

in

order

to

enable

the

Agent

to

undertake

its

obligations

herein

and

in

the
Conditions.
10.2

If

some

only

of

the

Notes

are

to

be

redeemed

on

such

date,

the

Agent

shall

make

the
required

drawing

in

accordance

with

the

Conditions

but

shall

give

the

Issuer

and

the
Guarantor

reasonable

notice

of

the

time

and

place

proposed

for

such

drawing

and

the
Issuer shall be entitled to send representatives to attend such drawing.
10.3

The

Agent

shall

publish

the

notice

required

in

connection

with

any

such

redemption

and

0010155-0003327 UKO2:

2004375908.9

shall

at

the

same

time

also

publish

a

separate

list

of

the

serial

numbers

of

any

Notes
previously drawn and not

0010155-0003327 UKO2:

2004375908.9

presented

for

redemption.

Such

notice

shall

specify

the

date

fixed

for

redemption,

the
redemption amount,

the manner

in which

redemption will

be effected

and, in

the case

of a
partial

redemption,

the

serial

numbers

of

the

Notes

to

be

redeemed.

Such

notice

will

be
published

in

accordance

with

the

Conditions.

The

Agent

will

also

notify

the

other

Paying
Agents of any date fixed for redemption of any Notes.
10.4

Each Paying Agent will keep a stock of Put Notices and will make such notices available on demand to holders of Notes, the Conditions of which provide for redemption at the option of
Noteholders.

Upon

receipt

of

any

Note

deposited

in

the

exercise

of

such

option

in
accordance with

the Conditions,

the Paying

Agent with

which such

Note is

deposited shall
hold

such

Note (together

with

any Coupons

and Talons

relating to

it

deposited with

it)

on
behalf of

the depositing

Noteholder (but

shall not,

save as

provided below,

release it)

until
the

due

date

for

redemption

of

the

relevant

Note

consequent

upon

the

exercise

of

such
option, when, subject as provided below, it shall present such Note (and any such Coupons
and Talons)

to itself

for payment

of the

amount due

thereon together with

any interest

due
on such

date in accordance

with the

Conditions and shall

pay such moneys

in accordance
with the

directions of

the Noteholder

contained in

the relevant

Put Notice.

If, prior

to such
due

date

for

its

redemption, such

Note

becomes

immediately

due

and

payable or

if

upon
due

presentation

payment

of

such

redemption

moneys

is

improperly

withheld

or

refused,
the

Paying

Agent

concerned

shall

post

such

Note

(together

with

any

such

Coupons

and
Talons)

by

uninsured

post

to,

and

at

the

risk

of,

the

relevant

Noteholder

unless

the
Noteholder

has

otherwise requested

and

paid the

costs

of

such

insurance to

the

relevant
Paying Agent at

the time of

depositing the Notes at

such address as

may have been

given
by the

Noteholder in the

relevant Put

Notice.

At the

end of

each period for

the exercise of
such option,

each Paying

Agent shall

promptly notify

the

Agent of

the

principal amount

of
the

Notes

in

respect

of

which

such

option

has

been

exercised

with

it

together

with

their
serial numbers and the Agent shall promptly notify such details to the Issuer.

The Issuer

or
the

Guarantor

shall

provide

to

the

Agent

sufficient

supplies

of

blank

Put

Notices

for

such
purposes.
11.

RECEIPT AND PUBLICATION OF NOTICES
11.1

Forthwith

upon

the

receipt

by

the

Agent

of

a

demand

or

notice

from

any

Noteholder

in
accordance with the Conditions the Agent shall forward a copy thereof to the Issuer and the
Guarantor.
11.2

On behalf of and at the request and expense of the Issuer (failing which the Guarantor), the
Agent

shall

cause

to

be

published

all

notices

required

to

be

given

by

the

Issuer

or

the
Guarantor to the Noteholders in accordance with the Conditions.
12.

CANCELLATION OF NOTES, COUPONS

AND TALONS
12.1

All

Notes

which

are

redeemed,

all

Coupons

which

are

paid

and

all

Talons

which

are
exchanged shall

be cancelled

by the

Agent or

Paying Agent

by which

they are

redeemed,
paid

or

exchanged.

In

addition,

the

Issuer

and

the

Guarantor

shall

immediately notify

the
Agent

in

writing

of

all

Notes

which

are

purchased

by

or

on

behalf

of

the

Issuer

or

the
Guarantor and

all such

Notes surrendered

to a

Paying Agent

for cancellation,

together (in
the case of Definitive Notes) with all unmatured Coupons or Talons (if any) attached thereto
or

surrendered

therewith,

shall

be

cancelled

by

the

Paying

Agent

to

which

they

are
surrendered.

Each

of

the

other

Paying

Agents

shall

give

to

the

Agent

details

of

all
payments

made

by

it

and

shall

deliver

all

cancelled

Notes,

Coupons

and

Talons

to

the
Agent.
12.2

A certificate stating:
(a)

the

aggregate

nominal

amount

of

Notes

which

have

been

redeemed

and

the

0010155-0003327 UKO2:

2004375908.9

aggregate amount paid in respect thereof;

0010155-0003327 UKO2:

2004375908.9

(b)

the number of Notes cancelled together (in the case of Notes in definitive form) with
details of all unmatured Coupons or Talons (if any) attached thereto or delivered therewith;
(c)

the aggregate amount paid

in respect of interest on

the Notes;
(d)

the total number by

maturity date of Coupons and

Talons

so cancelled; and
(e)

(in the case of Definitive

Notes) the serial numbers of

such Notes,
shall

be

given

to

the

Issuer

by

the

Agent

as

soon

as

reasonably

practicable

and

in

any
event upon written

request within three

months after the

date of such

repayment or,

as the
case may be, payment or exchange.
12.3

The

Agent

shall

destroy

all

cancelled

Notes,

Coupons

and

Talons

and,

forthwith

upon
destruction, furnish

the Issuer

upon written

request with

a certificate

of the

serial numbers
of

the

Notes

(in

the

case

of

Notes

in

definitive

form)

and

the

number

by

maturity

date

of
Coupons and Talons so destroyed.
12.4

Without

prejudice

to

the

obligations

of

the

Agent

pursuant

to

subclause
12.2,

the

Agent
shall keep

a full

and complete

record of

all

Notes, Coupons

and Talons

(other than

serial
numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer or the
Guarantor

and

cancellation,

payment

or

exchange

(as

the

case

may

be)

and

of

all
replacement

Notes,

Coupons

or

Talons

issued

in

substitution

for

mutilated,

defaced,
destroyed,

lost

or

stolen

Notes,

Coupons

or

Talons.

The

Agent

shall

in

respect

of

the
Coupons of each maturity retain (in

the case of Coupons other than

Talons)

until the expiry
of ten years from the Relevant Date in respect of such Coupons and (in the case of Talons)
indefinitely

either

all

paid

or

exchanged

Coupons

of

that

maturity

or

a

list

of

the

serial
numbers

of

Coupons

of

that

maturity

still

remaining

unpaid

or

unexchanged.

The

Agent
shall at

all reasonable

times make

such record

available to

the

Issuer,

the Guarantor

and
any persons

authorised by

it for

inspection and

for the

taking of

copies thereof

or extracts
therefrom.
12.5

The

Agent

is

authorised

by

the

Issuer

and

instructed

(a)

in

the

case

of

any

Global

Note
which is

a CGN,

to endorse

or to

arrange for

the endorsement

of the

relevant Global

Note
to reflect the reduction in the nominal amount represented by it by the amount so redeemed
or

purchased

and

cancelled

and

(b)

in

the

case

of

any

Global

Note

which

is

an

NGN,

to
instruct

Euroclear

and

Clearstream,

Luxembourg

to

make

appropriate

entries

in

their
records

to

reflect

such

redemption

or

purchase

and

cancellation,

as

the

case

may

be;
provided, that, in the case of a purchase or cancellation, the Issuer has notified the Agent of
the same in accordance with subclause 12.1.
12.6

All records and certificates made or given

pursuant to this clause and clause
13

shall make
a distinction between Notes, Coupons and Talons of each Series.
13.

ISSUE OF REPLACEMENT

NOTES, COUPONS

AND TALONS
13.1

The Issuer will cause a sufficient quantity of additional forms of Notes, Coupons and Talons to be

available, upon request,

to the

Agent at

its specified

office for

the purpose

of issuing
replacement Notes, Coupons and Talons as provided below.
13.2

The

Agent

will,

subject

to

and

in

accordance

with

the

Conditions

and

the

following
provisions

of

this

clause,

cause

to

be

delivered

any

replacement

Notes,

Coupons

and
Talons

which

the

Issuer

may

determine

to

issue

in

place

of

Notes,

Coupons

and

Talons
which have been lost, stolen, mutilated, defaced or destroyed.

0010155-0003327 UKO2:

2004375908.9

13.3

In

the

case of

a mutilated

or

defaced Note,

the

Agent

shall ensure

that (unless

otherwise
covered

by

such

indemnity

as

the

Issuer

may

reasonably

require)

any

replacement

Note
will only have attached

0010155-0003327 UKO2:

2004375908.9

to it Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.
13.4

The

Agent

shall

not

issue

any

replacement

Note,

Coupon

or

Talon

unless

and

until

the
claimant therefor shall have:
(a)

paid such costs and

expenses as may be incurred

in connection therewith;
(b)

furnished it with such

evidence and indemnity

as the Issuer may

reasonably require;
and
(c)

in the case of any mutilated

or defaced Note, Coupon or

Talon, surrendered it to the
Agent.
13.5

The Agent

shall cancel any

mutilated or

defaced Notes, Coupons

and Talons

in respect

of
which replacement

Notes, Coupons

and Talons

have been

issued pursuant

to this

clause
and

shall

furnish

the

Issuer

with

a

certificate

stating

the

serial

numbers

of

the

Notes,
Coupons and Talons

so cancelled and, unless otherwise

instructed by the Issuer in

writing,
shall

destroy

such

cancelled

Notes,

Coupons

and

Talons

and

furnish

the

Issuer

with

a
destruction certificate containing the information specified in subclause
12.3.
13.6

The

Agent

shall,

on

issuing any

replacement Note,

Coupon

or

Talon,

forthwith

inform the
Issuer and the other Paying Agents of the serial number of such replacement Note, Coupon or Talon

issued and

(if known)

of the

serial number

of the

Note, Coupon

or Talon

in place
of

which

such

replacement

Note,

Coupon

or

Talon

has

been

issued.

Whenever
replacement

Coupons

or

Talons

are

issued

pursuant

to

the

provisions of

this

clause,

the
Agent

shall

also

notify

the

other

Paying

Agents

of

the

maturity

dates

of

the

lost,

stolen,
mutilated,

defaced

or

destroyed

Coupons

or

Talons

and

of

the

replacement

Coupons

or
Talons

issued.
13.7

The

Agent

shall

keep

a

full

and

complete

record

of

all

replacement

Notes,

Coupons

and
Talons

issued and

shall make

such record

available at

all reasonable

times to

the Issuer,
the Guarantor

and any

persons authorised

by it

for inspection

and for

the taking

of copies
thereof or extracts therefrom.
13.8

Whenever any Note, Coupon

or Talon

for which a

replacement Note, Coupon or

Talon

has
been issued

and in

respect of

which the

serial number

is known

is presented

to the

Agent
or

any

of

the

other

Paying

Agents

for

payment,

the

Agent

or,

as

the

case

may

be,

the
relevant

other

Paying

Agent

shall

immediately

send

notice

thereof

to

the

Issuer

and

the
other Paying Agents.
14.

COPIES OF DOCUMENTS

AVAILABLE

FOR INSPECTION OR

COLLECTION
14.1

The

Paying Agents

shall hold

available for

inspection or

collection at

their

specified office
during

normal

business

hours

copies

of

all

documents

required

to

be

so

available

by

the
Conditions of

any Notes. For

these purposes, the

Issuer,

failing which the

Guarantor,

shall
furnish the Paying Agents with sufficient copies of each of the relevant documents.
14.2

Each Paying Agent shall provide by email

to a Noteholder copies of all

documents required
to

be so

available by

the

Conditions of

any Notes,

following the

Noteholder’s prior

written
request and

provision of proof

of holding

and identity (in

a form

satisfactory to the

relevant
Paying Agent).
15.

MEETINGS OF NOTEHOLDERS
15.1

The

provisions of
Schedule 4

hereto shall

apply to

meetings of

the

Noteholders and

shall

0010155-0003327 UKO2:

2004375908.9

have effect in the same manner as if set out in this Agreement.
15.2

Without prejudice to subclause
15.1,

each of the Agent and the other Paying

Agents on the
request

of

any

Noteholder

shall

issue

voting

certificates

and

block

voting

instructions

in
accordance

with

0010155-0003327 UKO2:

2004375908.9

Schedule

4

and

shall

forthwith

give

notice

to

the

Issuer

in

writing

of

any

revocation

or
amendment

of a

block voting

instruction.

Each of

the Agent

and the

other Paying

Agents
will

keep

a

full

and

complete

record

of

all

voting

certificates

and

block

voting

instructions
issued by it and will, not less than 24

hours before the time appointed for holding a meeting
or

adjourned meeting,

deposit at

such place

as the

Agent shall

designate or

approve, full
particulars

of

all

voting

certificates

and

block

voting

instructions

issued

by

it

in

respect

of
such

meeting

or

adjourned

meeting.

The

Issuer

shall

provide

to

the

Agent

sufficient
supplies of such voting certificates and block voting instructions for such purposes.
16.

COMMISSIONS, EXPENSES

AND REVIEW OF FEES

AND EXPENSES
16.1

The

Issuer,

failing

which

the

Guarantor

agrees

to

pay

to

the

Agent

such

fees

and
commissions as

the Issuer,

the Guarantor

and the

Agent shall

separately agree

in respect
of

the

services

of

the

Agent

and

the

other

Paying

Agents

hereunder

together

with

any
expenses reasonably incurred (including

legal, printing, postage, fax,

cable and advertising
expenses) incurred by

the Agent and

the other Paying

Agents in connection

with their said
services.
16.2

The

Agent

will

make

payment

of

the

fees

and

commissions

due

hereunder

to

the

other
Paying

Agents and

will reimburse

their expenses

promptly after

the receipt

of the

relevant
moneys from the

Issuer or,

as the case

may be, the

Guarantor.

Neither the Issuer

nor the
Guarantor shall be responsible for any such payment

or reimbursement by the Agent to the
other Paying Agents.
16.3

The

parties

to

this

Agreement

agree

that,

at

the

request

of

the

Agent,

the

fees

and
expenses payable under this clause
16

may be reviewed and increased from time to time in
accordance with

the

Agent’s

or any

other relevant

Paying Agent’s

then

current fee

levels.
In

addition,

the

Agent

reserves

the

right

at

any

time

and

from

time

to

time

to

charge

the
Issuer properly incurred additional

fees and expenses

in respect of the

performance by the
Agent or

such other

Paying Agent

of services

hereunder in

respect of

any exercise

by the
Issuer

or

the

Noteholders

of

any

call

or

put

option,

exchanges, conversions,

solicitations,
offers, tenders or any other process that requires communication with the Noteholders.
17.

INDEMNITY
17.1

The

Issuer,

failing

which

the

Guarantor,

agrees

to

indemnify,

defend

and

hold

the

Agent
and its

officers, directors,

employees, agents and

shareholders harmless from

and against
any and all liabilities that are properly incurred by each of them and their respective officers,
directors,

employees,

agents

and

shareholders

arising

directly

or

indirectly

out

of

or

in
connection with this Agreement (including value added

tax or similar tax pursuant to

clause
1.4

of

this

Agreement

and

stamp

and

other

documentary

taxes

and

duties

pursuant

to
clause 27 of this Agreement, but

excluding all other taxes), including, without limitation, any payment made by

the Agent relying

on information received

by it

pursuant to clause

7 and
the legal

costs and

expenses as

such expenses

are incurred

(including, without

limitation,
the

expenses

of

any

experts,

counsel,

agents

or

other

professional

advisers)

of
investigating,

preparing

for

or

defending

itself

against

any

action,

claim

or

liability

in
connection

with

its

performance

hereunder.

In

no

event

however,

shall

the

Issuer

or

the
Guarantor be

obliged to

indemnify the

Agent and

keep the

Agent harmless

from any

fees,
expenses,

charges

and/or

liabilities

(i)

incurred by

the

Agent

as

a

result

of

its

own

fraud,
wilful misconduct

or negligence,

or (ii)

the reimbursement

of which

is governed

by another
clause of this Agreement.
17.2

The

indemnity set

out

above

shall

survive the

resignation

or

removal

of

the

Agent

or

any
termination or expiry of this Agreement

including any termination under any bankruptcy law
or similar.

0010155-0003327 UKO2:

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18.

REPAYMENT

BY THE AGENT
Upon the Issuer or,

as the case may be, the

Guarantor being discharged from its obligation
to

make

payments

in

respect

of

any

Notes

pursuant

to

the

relevant

Conditions,

and
provided

that

there

is

no

outstanding,
bona

fide
and

proper

claim

in

respect

of

any

such
payments, the

Agent shall

forthwith on

demand pay

to the

Issuer or,

as the

case may

be,
the Guarantor sums

equivalent to any

amounts paid to

it by the

Issuer or,

as the case

may
be, the Guarantor for the purposes of such payments.
19.

CONDITIONS OF APPOINTMENT
19.1

The Agent

shall be

entitled to

deal with money

paid to it

by the Issuer

or the Guarantor

for
the purpose of

this Agreement in

the same manner

as other money

paid to a

banker by its
customers except:
(a)

that it shall not exercise

any right of set-off, lien or similar

claim in respect

thereof;
(b)

as provided in subclause
19.2

below; and
(c)

that it shall not be

liable to account to the

Issuer or the Guarantor for any

interest
thereon.
19.2

In

acting

hereunder

and

in

connection

with

the

Notes,

the

Agent

and

the

other

Paying
Agents

shall

act

solely

as

agents

of

the

Issuer

and

the

Guarantor

and

will

not

thereby
assume

any

obligations

towards

or

relationship

of

agency

or

trust

for

or

with

any

of

the
owners or holders of the Notes, Coupons or Talons.
19.3

The Agent

and the

other Paying Agents

hereby undertake to

the Issuer

and the

Guarantor
to

perform

such

obligations

and

duties,

and

shall

be

obliged

to

perform

such

duties

and
only

such

duties

as

are

herein

(including

Schedule

8

in

the

case

of

the

Agent),

in

the
Conditions and in

the Procedures Memorandum

specifically set forth

and no implied

duties
or

obligations

shall

be

read

into

this

Agreement

or

the

Notes

against

the

Agent

and

the
other Paying

Agents.

Each of

the Paying

Agents (other

than the

Agent) agrees

that if

any
information

that

is

required

by

the

Agent

to

perform

the

duties

set

out

in

Schedule

8
becomes known to it, it will promptly provide such information to the Agent.
19.4

The Agent

may consult

with legal

and other

professional advisers

and the

opinion of

such
advisers

shall

be

full

and

complete

protection

in

respect

of

any

action

taken,

omitted

or
suffered hereunder in good faith and in accordance with the opinion of such advisers.
19.5

Each of the Agent and the other Paying Agents shall be protected and shall incur no liability for

or

in

respect

of

any

action

taken,

omitted

or

suffered

in

reliance

upon

any

instruction,
request

or

order

from

the

Issuer

or

the

Guarantor

or

any

notice,

resolution,

direction,
consent,

certificate,

affidavit,

Note,

statement,

cable,

telex

or

other

paper

or

document
which it

reasonably believes

to be

genuine and

to have

been delivered,

signed or

sent by
the proper party or parties or upon written instructions from the

Issuer or the Guarantor.
19.6

Any of

the Agent

and the

other Paying

Agents and

their officers,

directors and

employees
may

become the

owner of,

or acquire

any interest

in, any

Notes, Coupons

or Talons

with
the same

rights that

it or

they would

have if

the Agent

or the

relevant other

Paying Agent,
as

the

case

may

be,

concerned

were

not

appointed

hereunder,

and

may

engage

or

be
interested in any financial or other transaction with the Issuer or the Guarantor and may act
on,

or

as

depositary,

trustee

or

agent

for,

any

committee

or

body

of

holders

of

Notes

or
Coupons or in connection with any other obligations

of the Issuer or the Guarantor as freely
as if the Agent or

the relevant other Paying Agent, as the

case may be, were not appointed
hereunder.

0010155-0003327 UKO2:

2004375908.9

19.7

The

Issuer

and

the

Guarantor

shall

provide

the

Agent

with

a

certified

copy

of

the

list

of
persons authorised

to execute

documents and

take action

on its

behalf in

connection with
this

Agreement

and

shall

notify

the

Agent

immediately

in

writing

if

any

of

such

persons
ceases to

be so

authorised or

if any

additional person

becomes so

authorised together,

in
the

case

of

an

additional

authorised

person,

with

evidence

satisfactory

to

the

Agent

that
such person has been so authorised.
19.8

Notwithstanding any provision of

this Agreement to

the contrary,

the Agent shall

not in any
event

be

liable

for

indirect,

punitive

or

consequential

loss

or

damage

of

any

kind
whatsoever (including but not

limited to lost profits), whether

or not foreseeable, even if

the
Agent has been advised of the likelihood of such loss or damage and regardless of whether the claim for loss or damage is made in negligence, for breach of contract or otherwise.
19.9

Notwithstanding anything

to the

contrary in

the transaction

documents, the

Agent shall

not
be

liable

to

any

person

for

any

matter

or

thing

done

or

omitted

in

any

way

in

connection
with the transaction documents save in relation to its own wilful default, negligence, fraud or wilful misconduct, including that of its officers and employees.
19.10

The

Agent

shall

not

be

under

any

obligation

to

take

(and

the

Agent

shall

be

entitled

to
refrain

from

taking

without

liability)

any

action

under

this

Agency

Agreement

(including
without limitation,

any legal

action or

proceedings under

or in

connection with

this Agency
Agreement)

or

the

other

transaction

documents

which

in

its

reasonable

opinion

may

be
illegal or

contrary to

any law

or regulation

applicable to

it (including,

without limitation,

the
laws

of

the

United

States

of

America

or

any

jurisdiction

forming

part

of

it

or

England

and
Wales

or

Luxembourg)

or

any

direction

or

regulation

of

any

agency

of

any

such

state

or
jurisdiction. The

Agent may

without liability do

anything which

is, in

its reasonable

opinion,
necessary to

comply with

any

such

law,

directive,

policy or

regulation.

In

such

event,

the
Agent shall, where legally permissible and reasonably practicable,

take all reasonable steps
to notify the Issuer that it has so refrained.
20.

RELEASE OF THE GUARANTOR
20.1

If the Guarantee terminates

and the Guarantor is

released from its

obligations in respect of
the

Notes

pursuant

to

Condition

2(c)

(
Termination

of

Guarantee
),

the

Guarantor

will

be
deemed

to

be

simultaneously

released

from

its

rights

and

obligations

as

the

Guarantor
under

this

Agreement

from

(and

including)

the

Guarantee

Termination

Date,

without
prejudice to any obligations which may have accrued prior to that time, without the need for
any further act or thing to be done.
20.2

Pursuant

to

the

terms

of

Condition

2(c),

the

Issuer

shall

deliver

to

the

Agent

a

notice

of
such termination as soon as reasonably practicable after such termination.
21.

COMMUNICATION

BETWEEN THE PARTIES
A copy

of all

communications relating to

the subject

matter of

this Agreement

between the
Issuer,

the Guarantor and the Noteholders or Couponholders and any of the Paying Agents
(other than the Agent) shall be sent to the Agent by the other relevant Paying Agent.
22.

CHANGES IN AGENT

AND OTHER PAYING AGENTS
22.1

Each of the Issuer and the Guarantor agrees that, for so long as any Note is outstanding, or until moneys

for the

payment of

all amounts

in respect

of all

outstanding Notes

have been
made available to

the Agent and

have been returned

to the Issuer

or, as

the case may

be,
the Guarantor as provided herein:

0010155-0003327 UKO2:

2004375908.9

(a)

so long

as any

Notes are

listed on

any Stock

Exchange, there

will at

all times

be a
Paying Agent (which may be the Agent) with a

specified office in such place as may
be

required

by

the

rules

and

regulations

of

the

relevant

Stock

Exchange

or

other
relevant authority;
(b)

there will at all times

be a Paying Agent with

a specified office outside Norway;

and
(c)

there will at all times be

an Agent.
In

addition, the

Issuer

and

the

Guarantor

shall

forthwith

appoint

a

Paying Agent

having

a
specified office in New York

City in the circumstances described in the second paragraph of
Condition

4(d).

Any

variation,

termination,

appointment

or

change

shall

only

take

effect
(other than in the case of insolvency (as provided in subclause
22.5

below), when it shall be
of immediate effect)

after not less

than 30 nor

more than 45

days' prior notice

thereof shall
have been given to the Noteholders in accordance with Condition

12.
22.2

The Agent

may (subject as

provided in

subclause
22.4

below) at any

time resign

as Agent
by giving

at least

90 days'

written notice

to the

Issuer

and the

Guarantor of

such intention
on its part, specifying the date on which its desired resignation shall become effective.
22.3

The Agent

may (subject

as provided

in subclause
22.4

below) be

removed at

any time

by
the Issuer and the Guarantor on at least 30

days' notice by the filing with it of

an instrument
in writing signed on behalf of the Issuer and the Guarantor specifying such removal and the
date when it shall become effective.
22.4

Any resignation under

subclause
22.2

or removal under

subclauses
22.3

or
22.5

shall only
take effect

upon the

appointment by

the Issuer

and the

Guarantor as

hereinafter provided,
of a

successor Agent and

(other than

in cases

of insolvency

of the

Agent) on

the expiry

of
the notice to be given

under clause
24.

The Issuer and the Guarantor agree

with the Agent
that if, by the

day falling ten days before

the expiry of any

notice under subclause
22.2,

the
Issuer and

the Guarantor

have not

appointed a

successor Agent,

then

the Agent

shall be
entitled,

on

behalf of

the

Issuer

and the

Guarantor to

appoint

as

a successor

Agent in

its
place a reputable financial institution of good

standing which the Issuer shall approve (such
approval not to be unreasonably withheld or delayed).
22.5

In case at

any time the Agent

resigns, or is removed,

or becomes incapable of

acting, or is
adjudged

bankrupt

or

insolvent,

or

files

a

voluntary

petition

in

bankruptcy

or

makes

an
assignment

for

the

benefit

of

its

creditors

or

consents

to

the

appointment

of

an
administrator,

liquidator or

administrative or

other receiver

of all

or a

substantial part

of its
property,

or

admits

in

writing

its

inability

to

pay

or

meet

its

debts

as

they

mature

or
suspends

payment

thereof,

or

if

any

order

of

any

court

is

entered

approving

any

petition
filed by or

against it under

the provisions of

any applicable bankruptcy or

insolvency law or
if

a

receiver of

it

or

of

all or

a

substantial part

of its

property is

appointed or

if

any

officer
takes

charge

or

control

of

it

or

of

its

property

or

affairs

for

the

purpose

of

rehabilitation,
conservation

or

liquidation,

a

successor

Agent,

which

shall

be

a

reputable

financial
institution

of

good

standing

may

be

appointed

by

the

Issuer

and

the

Guarantor

by

an
instrument in

writing filed

with the

successor Agent.

Upon the

appointment as

aforesaid of
a

successor

Agent

and

acceptance

by

the

latter

of

such

appointment

and

(other

than

in
case

of

insolvency

of

the

Agent

when

it

shall

be

of

immediate

effect)

upon

expiry

of

the
notice

to

be given

under clause
24

the

Agent so

superseded shall

cease to

be the

Agent
hereunder.
22.6

Subject to

subclause
22.1,

the Issuer

and the

Guarantor may,

after prior

consultation with
the Agent, terminate

the appointment of

any of the

other Paying Agents

at any

time and/or
appoint one or more further other

Paying Agents by giving to the

Agent, and to the relevant
other Paying Agent at least

45 days' notice in writing to that effect (other than in the case of

0010155-0003327 UKO2:

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insolvency of the other Paying Agent).

0010155-0003327 UKO2:

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22.7

Subject

to

subclause
22.1,

all

or

any

of

the

Paying

Agents

may

resign

their

respective
appointments hereunder

at

any time

by giving

the Issuer,

the Guarantor

and

the

Agent at
least 45 days' written notice to that effect.
22.8

Upon its resignation or

removal becoming effective, the

Agent or the relevant

Paying Agent:
(a)

shall forthwith transfer all moneys

held by it hereunder and, if

applicable, deliver the
records referred

to in

subclauses
12.4

and
13.7

to the

successor Agent hereunder;
and
(b)

shall

be

entitled

to

the

payment

by

the

Issuer,

failing

which

the

Guarantor

of

its
commissions, fees and expenses for the services theretofore rendered hereunder in accordance with the terms of clause
16.
22.9

Upon

its

appointment

becoming

effective,

a

successor

Agent

and

any

new

Paying

Agent
shall, without further

act, deed or

conveyance, become vested

with all the

authority,

rights,
powers, trusts, immunities, duties and obligations

of its predecessor or, as the case may be,
a Paying

Agent with

like effect

as if

originally named

as Agent

or (as

the

case may

be) a
Paying Agent hereunder.
22.10

If either the Issuer or Guarantor is required to withhold or deduct any FATCA

Withholding in
connection

with any

payments due

on the

Notes and

such FATCA

Withholding would

not
have arisen

but for

the Paying

Agent not

being or

having ceased

to be

a

person to

whom
payments are free from FATCA

Withholding, the Issuer or Guarantor

will be entitled, during
the

period

in

which

that

Paying

Agent

is

not

a

person

to

whom

payments

are

free

from
FATCA

Withholding,

to

terminate

the

Paying

Agent

with

10

days’

notice

and

such
termination will be effective from any such time specified in writing to such

Paying Agent.
23.

MERGER AND CONSOLIDATION
Any

corporation

into

which

the

Agent

or

any

other

Paying

Agent

may

be

merged

or
converted, or

any corporation with

which the

Agent or

any of the

other Paying Agents

may
be consolidated, or

any corporation resulting

from any

merger,

conversion or consolidation
to which the Agent or any

of the other Paying Agents shall

be a party,

or any corporation to
which

the

Agent

or

any

of

the

other

Paying

Agents

shall

sell

or

otherwise

transfer

all

or
substantially

all

the

assets

of

the

Agent

or

any other

Paying

Agent,

or

any

corporation to
which

the

Agent

or

any

other

Paying

Agent

shall

sell

or

otherwise

transfer

all

or
substantially

all

of

its

corporate

trust

business

shall,

on

the

date

when

such

merger,
conversion, consolidation

or transfer

becomes effective

and to

the extent

permitted by

any
applicable laws,

become the

successor Agent

or,

as the

case may

be, other

Paying Agent
under this

Agreement without

the execution

or filing

of any

paper or

any further

act on

the
part

of

the

parties

hereto,

unless

otherwise

required

by

the

Issuer

or

the

Guarantor,

and
after

the

said

effective

date

all

references

in this

Agreement to

the

Agent

or,

as the

case
may

be,

such

other

Paying Agent

shall

be

deemed

to

be

references

to

such

corporation.
Written

notice of

any such

merger,

conversion, consolidation

or

transfer shall

forthwith be
given to the Issuer and the Guarantor by the Agent or other Paying

Agent.
24.

NOTIFICATION OF CHANGES TO PAYING AGENTS
Following

receipt

of

notice

of

resignation

from

the

Agent

or

any

other

Paying

Agent

and
forthwith

upon

appointing

a

successor

Agent

or,

as

the

case

may

be,

further

or

other
Paying Agents or on giving notice to terminate the appointment of the Agent or, as the case
may

be,

other

Paying

Agent,

the

Agent

(on

behalf

of

and

at

the

expense

of

the

Issuer,
failing which the Guarantor) shall give or

cause to be given not more than

45 days' nor less
than 30 days' notice thereof to the Noteholders in accordance with the Conditions.

0010155-0003327 UKO2:

2004375908.9

25.

CHANGE OF SPECIFIED

OFFICE
If

the

Agent

or

any

other

Paying

Agent

determines

to

change

its

specified

office

it

shall
(after

having, in any such case other

than a change of specified office

within the same city,
obtained

the

prior

written

approval

of

the

Issuer

and

the

Guarantor

thereto)

give

to

the
Issuer,

the

Guarantor

and

(if

applicable)

the

Agent

written

notice

of

such

determination
giving the address of the new specified office which shall be in the same city and stating the
date on which such change is to take effect, which shall not be less than 45 days thereafter.
The

Agent

(on

behalf

of

the

Issuer,

failing

which

the

Guarantor)

but

at

its

own

expense)
shall within

15

days of

receipt of

such notice

(unless the

appointment of

the

Agent or

the
other relevant

Paying Agent,

as the

case may

be, is

to terminate

pursuant to clause
22

on
or prior

to the

date of

such change)

give or

cause to

be given

not more

than 45

days' nor
less than 30 days' notice thereof to the Noteholders in accordance with the Conditions.
26.

NOTICES AND COMMUNICATION
26.1

Any notice or communication

given hereunder shall be

sufficiently given or served:
(a)

if

delivered

in

person

to

the

relevant

address

specified

on

the

signature

pages
hereof or such other

address as may be notified

by the recipient in

accordance with
this clause

and, if

so delivered,

shall be

deemed to

have been

delivered at

time of
receipt; or
(b)

if

by

email,

when

sent,

subject

to

no

delivery

failure

notification

being

received

by
the

sender

within

24

hours

of

the

time

of

sending,

to

the

relevant

email

address
specified

on

the

signature

pages

hereof

or

such

other

email

address

as

may

be
notified by the recipient in accordance with this clause; or
(c)

if sent

by facsimile

to the

relevant number

specified on

the signature

pages hereof
or

such

other

address

as

may

be

notified

by

the

recipient

in

accordance

with

this
clause

and,

if

so

sent,

shall

be

deemed

to

have

been

delivered

immediately

after
transmission provided such transmission is confirmed when an acknowledgement of receipt is received.
26.2

Where a communication is

received after business hours it

shall be deemed to be

received
and become effective on the

next business day.

Every communication shall be irrevocable
save in respect of any manifest error therein.
26.3

In no

event shall

the Agent

or any

other entity

of The

Bank of

New York

Mellon Group

be
liable

for

any

losses

arising

to

the

Agent

or

any

other

entity

of

The

Bank

of

New

York
Mellon Group

receiving or transmitting any data from any Issuer, any

Authorised Person or
any party

to the

transaction via any

non-secure method of

transmission or

communication,
such as,

but without

limitation, by

facsimile or

email.

The parties

hereto accept

that some
methods of communication are not secure and the Agent

or any other entity of The Bank

of
New York

Mellon Group

shall incur

no liability

for receiving

Instructions via

any

such non-
secure

method.

The

Agent

or

any

other

entity

of

The

Bank

of

New

York

Mellon

Group

is
authorised

to

comply

with

and

rely

upon

any

such

notice,

Instructions

or

other
communications believed

by it

to

have been

sent or

given by

an Authorised

Person or

an
appropriate

party

to

the

transaction

(or

authorised

representative

thereof).

The

Issuer

or
authorised

officer

of

the

Issuer

shall

use

all

reasonable

endeavours

to

ensure

that
Instructions

transmitted to

the

Agent

or

any

other

entity

of

The

Bank of

New

York

Mellon
Group

pursuant

to

this

Agreement

are

complete

and

correct.

Any

Instructions

shall

be
conclusively

deemed

to

be

valid

Instructions

from

the

Issuer

or

authorised

officer

of

the
Issuer

to

the

Agent

or

any

other

entity

of

The

Bank

of

New

York

Mellon

Group

for

the
purposes of this Agreement.

0010155-0003327 UKO2:

2004375908.9

27.

TAXES AND STAMP DUTIES
The

Issuer,

failing

which

the

Guarantor,

agrees

to

pay

any

and

all

stamp

and

other
documentary

taxes

or

duties

which

may

be

payable

in

connection

with

the

execution,
delivery, performance and enforcement of this Agreement.
28.

CURRENCY INDEMNITY
If, under

any applicable law

and whether pursuant

to a

judgment being made

or registered
against

the

Issuer

and/or

the

Guarantor

or

in

the

liquidation,

insolvency

or

analogous
process of

the Issuer

and/or the

Guarantor or

for any

other reason,

any payment

under or
in connection

with this

Agreement is

made or

falls to

be satisfied

in a

currency (the
other
currency
)

other

than

that

in

which

the

relevant

payment

is

expressed

to

be

due

(the
required

currency
)

under

this

Agreement,

then,

to

the

extent

that

the

payment

(when
converted into the required currency

at the rate of

exchange on the date of

payment or,

if it
is not practicable for the

Agent or the relevant

other Paying Agent to purchase

the required
currency with

the other

currency on

the date

of payment,

at the

rate

of exchange

as soon
thereafter

as

it

is

practicable

for

it

to

do

so

or,

in

the

case

of

a

liquidation,

insolvency

or
analogous process

at the

rate of

exchange on

the latest

date permitted

by applicable

law
for

the

determination

of

liabilities

in

such

liquidation,

insolvency

or

analogous

process)
actually received by

the Agent

or the relevant

other Paying Agent

falls short of

the amount
due under

the terms

of this

Agreement, the

Issuer and

the Guarantor

jointly and

severally
undertake

that

they

shall,

as

a

separate

and

independent

obligation,

indemnify

and

hold
harmless the Agent

and each other

Paying Agent against the

amount of such shortfall.

For
the

purpose

of

this

clause,
rate

of

exchange
means

the

rate

at

which

the

Agent

or

the
relevant other Paying

Agent is able

on the relevant

date to purchase

the required currency
with

the

other

currency

and

shall

take

into

account

any

premium

and

other

costs

of
exchange.
29.

AMENDMENTS
This

Agreement

may

be

amended

in

writing

by

agreement

between

the

Issuer,

the
Guarantor,

the

Agent

and

the

other

Paying

Agents,

but

without

the

consent

of

any
Noteholder

or

Couponholder,

for

the

purpose

of

curing

any

ambiguity

or

of

curing,
correcting

or

supplementing

any

defective

provision

contained

herein

or

in

any

manner
which

the

parties

may

mutually

deem

necessary

or

desirable

and

which

shall

not

be
materially prejudicial to the interests of the Noteholders.

The Issuer, the Guarantor and the
Agent may also agree any modification pursuant to

Condition 13 of the Notes.
30.

DESCRIPTIVE HEADINGS
The descriptive headings in this Agreement are for convenience of reference only and shall
not define or limit the provisions hereof.
31.

CONTRACT (RIGHTS OF

THIRD PARTIES) ACT 1999
A

person

who

is

not

a

party

to

this

Agency

Agreement

or

any

agency

agreement
supplemental hereto has

no right

under the Contracts

(Rights of

Third Parties) Act

1999 to
enforce any term of this Agency Agreement or any agency agreement supplemental hereto, but this does not affect any right or

remedy of a third party which exists or is available apart
from that Act.
32.

GOVERNING LAW AND SUBMISSION

TO JURISDICTION
32.1

This

Agreement

and

any

non-contractual

obligations

arising

out

of

or

in

connection
with

it

are governed by, and shall be construed in accordance with, English law.

0010155-0003327 UKO2:

2004375908.9

32.2

The

courts

of

England are

to

have

exclusive jurisdiction

to

settle

any disputes

which may
arise of out of or in

connection with this Agreement (including a dispute relating to any non-
contractual obligations arising

out of or

in connection with

this Agreement) and

accordingly
any

legal

action

or

proceedings

arising

out

of

or

in

connection

with

this

Agreement
( Proceedings
)

(including

any

Proceedings

relating

to

any

non-contractual

obligations
arising

out

of

or

in

connection

with

this

Agreement)

may

be

brought

in

such

courts.

The
Issuer

irrevocably

submits

to

the

jurisdiction

of

such

courts

and

waives

any

objection

to
Proceedings

in

any

such

courts

whether

on

the

ground

of

venue

or

on

the

ground

that
Proceedings have been brought

in an inconvenient forum.

This submission is made

for the
benefit of each

of the Paying

Agents and, to the

extent allowed by

applicable law,

shall not
limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor

shall

the

taking

of

Proceedings

in

one

or

more

jurisdictions

preclude

the

taking

of
Proceedings in any other jurisdiction (whether concurrently or not).
The Issuer

and the

Guarantor irrevocably

appoints Equinor

UK Limited

(whose offices

are
at

the

date

of

this

Agreement

at

One

Kingdom

Street,

Paddington

Central,

London

W2
6BD)

as

their

authorised

agent

for

service

of

process

in

England.

If

for

any

reason

such
agent shall cease to

be such agent for

service of process, the Issuer

and/or the Guarantor,
as

the

case

may

be,

shall

forthwith,

on

request

of

the

Agent,

appoint

a

new

agent

for
service

of

process

in

England

and

deliver

to

the

Agent

a

copy

of

the

new

agent's
acceptance of

that appointment

within 30

days.

Nothing in

this Agreement

shall affect

the
right to serve process in any other manner permitted by law.
33.

COUNTERPARTS
33.1

This Agreement may

be executed

by any

one or

more of

the parties

hereto in

any number
of counterparts, each

of which shall

be deemed to

be an original,

but all

such counterparts
shall together constitute one and the same instrument.
34.

GENERAL
34.1

If

any

provision

in

or

obligation

under

this

Agreement

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction, that

will not

affect or

impair
(i)

the

validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other
provision in or obligation under this Agreement, and

(ii) the validity,

legality or enforceability
under the

law of

any other

jurisdiction of

that or

any other

provision in

or obligation

under
this Agreement.
35.

EU CONTRACTUAL RECOGNITION

OF BAIL-IN
Notwithstanding

and

to

the

exclusion

of

any

other

term

of

this

Agreement

or

any

other
agreements, arrangements, or

understanding between the

parties to

this Agreement,

each
of

the

parties

to

this

Agreement

acknowledges

and

accepts

that

a

BRRD

Liability

arising
under

this

Agreement

may

be

subject

to

the

exercise

of

Bail-in

Powers

by

the

Relevant
Resolution Authority, and acknowledges, accepts, and agrees to be bound by:
(a)

the effect

of the

exercise of

Bail-in Powers by

the Relevant

Resolution Authority in

relation
to

any

BRRD

Liability

of

any

BRRD

Entity

(a
Relevant

BRRD

Party
)

to

any

other

party
under

this

Agreement,

that

(without

limitation)

may

include

and

result

in

any

of

the
following, or some combination thereof:
(i)

the reduction of all,

or a portion, of the

BRRD Liability or outstanding

amounts due
thereon;
(ii)

the conversion of all,

or a portion, of

the BRRD Liability into

shares, other securities
or

other obligations of the Relevant BRRD Party or another person, and the issue to

0010155-0003327 UKO2:

2004375908.9

or

conferral

on

any

other

party

to

this

Agreement

of

such

shares,

securities

or
obligations;

0010155-0003327 UKO2:

2004375908.9

(iii)

the cancellation of any

BRRD Liability; and
(iv)

the

amendment or

alteration of

the

amounts due

in

relation to

any

BRRD

Liability,
including any interest, if applicable, thereon, or the

date on which any payments are
due, including by suspending payment for a temporary period; and
(b)

the

variation

of

the

terms

of

this

Agreement

as

deemed

necessary

by

the

Relevant
Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant
Resolution Authority.
For the purposes of this

clause
35:
Bail-in

Legislation
means, in

relation to

a member

state of

the European

Economic Area
which

has

implemented,

or

which

at

any

time

implements,

the

BRRD,

the

relevant
implementing law,

regulation, rule or requirement as

described in the EU Bail-in

Legislation
Schedule from time to time;
Bail-in Powers
means any Write-down

and Conversion Powers

as defined in

the EU Bail-
in Legislation Schedule, in relation to the relevant Bail-in Legislation;
BRRD
means

Directive

2014/59/EU

of

15

May

2014

establishing

the

framework

for

the
recovery and resolution of

credit institutions and investment firms,

as amended or replaced
from time to time;
BRRD Entity
means any party to

this Agreement that is subject

to Bail-in Powers;
BRRD Liability
means any

liability in respect

of which the

relevant Bail-in

Powers may be
exercised;
EU

Bail-in

Legislation Schedule
means the

document described

as such,

then in

effect,
and published by the Loan Market Association (or any successor person) from time to time;
and
Relevant

Resolution

Authority
means,

in

respect

of

any

Relevant

BRRD

Party,

the
resolution

authority

with

the

ability

to

exercise

any

Bail-in

Powers

in

relation

to

such
Relevant BRRD Party.
IN

WITNESS

WHEREOF
the

parties

hereto

have

executed

this

Agreement

as

of

the

date

first
above written.

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 1
TERMS AND CONDITIONS

OF THE NOTES OTHER

THAN VPS NOTES
The following are the Terms

and Conditions of the Notes other than VPS Notes which will be incorporated by

reference into

each global

Note and

each definitive

Note, in

the latter

case
only if permitted by the relevant stock exchange or listing authority (if any) and agreed by the
Issuer and the

relevant Dealer at

the time of

issue but, if

not so permitted

and agreed, such
definitive Note

will have

endorsed thereon

or attached

thereto such

Terms

and Conditions.
The

applicable

Final

Terms

(or

the

relevant

provisions

thereof)

will

be

endorsed

upon,

or
attached

to,

each

temporary

global

Note,

permanent

global

Note

and

definitive

Note.
Reference should be made to "Form of Final Terms" above for a description of the content of
Final Terms

which will

include certain

terms used

in the

following Terms

and Conditions

or
specify which of such terms are to apply in relation to the relevant Notes.
This Note is one of a Series (as defined

below) of Notes issued by Equinor ASA (the
Issuer )
pursuant to the Agency Agreement (as defined below).
References

herein

to

the
Notes
shall

be

references

to

the

Notes

of

this

Series

and

shall
mean:
(i)

in

relation

to

any

Notes

represented

by

a

global

Note,

units

of

each

Specified
Denomination in the Specified Currency;
(ii)

definitive Notes issued in

exchange for a

global Note; and
(iii)

any global Note.
The

Notes

and

the

Coupons (as

defined

below)

also

have

the

benefit

of

an

amended

and
restated

Agency

Agreement

(such

Agency

Agreement,

as

modified

and/or

restated

and/or
supplemented

from

time

to

time,

the
Agency

Agreement
)

dated

9

May

2022

and

made
among

the

Issuer,

Equinor

Energy

AS

(the
Guarantor
),

The

Bank

of

New

York

Mellon,
London

Branch

as

issuing

and

principal

paying

agent

and

agent

bank

(the
Agent
,

which
expression

shall

include

any

successor

agent

specified

in

the

applicable

Final

Terms)

and
the other

paying agents named

therein (together with

the Agent,

the
Paying Agents , which
expression shall include any additional or successor paying agents).
If

so

indicated

in

the

applicable

Final

Terms,

the

Notes

will

(subject

to

Condition

2(c)
(
Termination

of

Guarantee
))

have

the

benefit

of

the

deed

of

guarantee

executed

by

the
Guarantor (such

deed

as modified

and/or restated

and/or

supplemented from

time

to

time,
the Guarantee ) dated 13 May 2020.
Interest bearing definitive

Notes have interest

coupons (
Coupons
) and in

the case of

Notes
which, when issued in definitive form, have more than 27 interest payments remaining talons for

further

Coupons

(
Talons
)

attached

on

issue.

Any

reference

herein

to

Coupons

or
coupons

shall,

unless the

context

otherwise requires,

be

deemed to

include a

reference to
Talons

or talons.
The final

terms for

this Note

(or the

relevant provisions

thereof) are

set out

in Part

A of

the
Final

Terms

attached

to

or

endorsed

on

this

Note

and

complete

these

Terms

and
Conditions. References

to the
applicable Final

Terms
are to

Part A

of the

Final Terms

(or
the relevant provisions thereof) attached to or endorsed on this

Note.

0010155-0003327 UKO2:

2004375908.9

Any reference

to
Noteholders
shall mean

the holders

of the

Notes, and

shall, in

relation to
any

Notes

represented

by

a

global

Note,

be

construed

as

provided

below.

Any

reference
herein

to
Couponholders
shall

mean

the

holders

of

any

Coupons,

and

shall,

unless

the
context otherwise requires, include the holders of any Talons.
As used

herein,
Tranche
means all

Notes with

the same

Issue Date

and which

are subject
to

the

same

Final

Terms

and
Series
means

a

Tranche

of

Notes

together

with

any

further
Tranche

or Tranches

of Notes

which are (i)

expressed to

be consolidated and

form a

single
series and (ii) identical in all respects (including as to listing and admission to trading) except for their respective Issue Dates, Interest Commencement Dates and/or

Issue Prices.
The Noteholders and the

Couponholders are entitled to

the benefit of

the Deed of

Covenant
(such

Deed

of

Covenant,

as

modified

and/or

restated

and/or

supplemented

from

time

to
time, the
Deed

of

Covenant
)

dated 13

May 2020

and made

by the

Issuer.

The original

of
the

Deed

of

Covenant

is

held

by

a

common

depositary

on

behalf

of

Euroclear

(as

defined
below) and Clearstream, Luxembourg (as defined below).
Copies of

the Agency

Agreement and

the Deed

of Covenant

(i) are

available for

inspection
or

collection during

normal business

hours at

the

specified

office

of

each of

the

Agent and
the other Paying Agents or (ii)

may be provided by email to

a Noteholder following their prior
written request to the

Agent or any other

Paying Agent and provision of

proof of holding and
identity

(in

a form

satisfactory to

the

Agent

or

the

relevant

Paying Agent,

as the

case may
be). When

the Notes

are to

be admitted

to trading

on the

main market

of the

London Stock
Exchange

plc,

the

applicable

Final

Terms

will

be

published

on

the

website

of

the

London
Stock

Exchange

plc

through

a

regulatory

information

service.

The

applicable

Final

Terms
will, during

normal business

hours, be

available for

viewing at

and copies

may be

obtained
from

the

registered

office

of

the

Issuer

and

from

the

specified

office

of

each

of

the

Paying
Agents

by

a

Noteholder

upon

such

Noteholder

producing

evidence

satisfactory

to

the
relevant Paying

Agent as

to its

holding of

such Notes

and its

identity.

The Noteholders

and
the

Couponholders are

deemed to

have notice

of,

and are

entitled to

the

benefit of,

all the
provisions of the

Agency Agreement and

the applicable Final

Terms

which are applicable

to
them.
Words

and

expressions

defined

in

the

Agency

Agreement

or

used

in

the

applicable

Final
Terms

shall have the same meanings where used in

these Terms

and Conditions unless the
context

otherwise

requires

or

unless

otherwise

stated

and

provided

that,

in

the

event

of
inconsistency

between

the

Agency

Agreement

and

the

applicable

Final

Terms,

the
applicable Final Terms will prevail.
1.

Form, Denomination and

Title
The Notes

are in

bearer form

and, in

the case

of definitive

Notes, serially

numbered, in

the
currency

(the
Specified

Currency
)

and

the

denominations

(the
Specified
Denomination(s)
)

specified

in

the

applicable

Final

Terms.

Notes

of

one

Specified
Denomination may not be exchanged for Notes of another Specified

Denomination.
This

Note

may

be

a

Fixed

Rate

Note,

a

Floating

Rate

Note,

a

Zero

Coupon

Note

or

a
combination

of

any

of

the

foregoing,

depending

upon

the

Interest

Basis

shown

in

the
applicable Final Terms.
Definitive Notes

are

issued with

Coupons attached,

unless they

are

Zero Coupon

Notes in
which case

references to

Coupons and

Couponholders in

these

Terms

and

Conditions are
not applicable.

0010155-0003327 UKO2:

2004375908.9

Subject

as set

out

below,

title to

the

Notes and

Coupons will

pass by

delivery.

The Issuer,
the Guarantor, and any Paying Agent may deem and treat the bearer of any Note or

Coupon
as

the

absolute

owner

thereof

(whether

or

not

overdue

and

notwithstanding

any

notice

of
ownership or

writing thereon

or notice

of any

previous loss

or theft

thereof) for

all purposes
but,

in

the

case

of

any

global

Note,

without

prejudice

to

the

provisions set

out

in

the

next
succeeding paragraph.
For so

long as any

of the Notes

is represented by

a global Note

held on behalf

of Euroclear
Bank

SA/NV

(
Euroclear
)

and/or

Clearstream

Banking

S.A.

(
Clearstream,

Luxembourg
)
each

person

(other

than

Euroclear

or

Clearstream, Luxembourg)

who

is

for

the

time

being
shown

in

the

records

of

Euroclear

or

of

Clearstream,

Luxembourg

as

the

holder

of

a
particular nominal

amount of

such Notes

(in which

regard any

certificate or

other document
issued

by

Euroclear

or Clearstream,

Luxembourg as

to

the

nominal amount

of

such

Notes
standing to the

account of any

person shall be

conclusive and binding

for all

purposes save
in

the

case

of

manifest

error)

shall

be

treated

by

the

Issuer,

the

Guarantor (in

the

case

of
Notes

having

the

benefit of

the

Guarantee),

the

Agent

and

any

other

Paying Agent

as

the
holder of such

nominal amount of

such Notes for

all purposes other

than with respect

to the
payment

of

principal or

interest on

such nominal

amount

of such

Notes, for

which purpose
the

bearer

of

the

relevant

global Note

shall be

treated

by the

Issuer,

the

Guarantor (in

the
case of

Notes having

the benefit

of the

Guarantee), the

Agent and

any other

Paying Agent
as the

holder of

such nominal

amount of

such Notes

in accordance

with and

subject to

the
terms of the relevant global Note and the expressions Noteholder and holder of Notes and related expressions shall be construed accordingly.

Notes which are represented by a global
Note will be transferable only in accordance

with the rules and procedures for the

time being
of Euroclear or of Clearstream, Luxembourg, as the case may

be.
2.

Status of the Notes and

the Guarantee
(a)

Status of the Notes
The

Notes

and

the

relative

Coupons

(if

any)

constitute

unsecured

and

unsubordinated
obligations

of

the

Issuer

and

shall

at

all

times

rank
pari

passu
and

without

any

preference
among themselves.

The payment

obligations of

the Issuer

under the

Notes and

the relative
Coupons

(if

any)

shall,

save

for

such

exceptions

as

may

be

provided

by

applicable
legislation,

at

all

times

rank

at

least equally

with

all

its

other

present

and

future

unsecured
and unsubordinated obligations.
(b)

Status of Guarantee
The

obligations

of

the

Guarantor

under

the

Guarantee

constitute

unsecured

and
unsubordinated

obligations

of

the

Guarantor

and

shall

at

all

times

rank
pari

passu
and
without any

preference among

themselves and

(with the

exception of

obligations in

respect
of

national and

local taxes

and certain

other statutory

exceptions and

subject as

aforesaid)
at

least

equally

with

all

its

other

present

and

future

unsecured

and

unsubordinated
obligations.
(c)

Termination of Guarantee
(i)

The

Guarantee

shall

automatically

and

unconditionally

be

terminated

on

the
Guarantee

Termination

Date.

As

soon

as

reasonably

practicable

after

such
termination

(and

by

no

later

than

15

Business Days

(as

defined

in

Condition 3(b)(i)
(
Interest

Payment

Dates
))

after

the

Guarantee

Termination

Date),

the

Guarantor

or
the

Issuer

shall

provide

notice

of

such

termination

to

the

Noteholders

and
Couponholders in accordance with Condition 12 ( Notices ).

0010155-0003327 UKO2:

2004375908.9

For the purposes of

this Condition 2(c)(i):
Guarantee

Termination

Date
means the

first date

on which

the aggregate

amount
of

indebtedness

for

borrowed

money

for

which

the

Guarantor

is

an

obligor

(as

a
guarantor,

co-issuer

or

borrower)

does

not

exceed

10

per

cent.

of

the

aggregate
principal

amount

of

indebtedness

for

borrowed

money

of

the

Issuer

and

its
Subsidiaries (as defined

in Condition 8

(
Events of Default
)), on a

consolidated basis,
as of such time; and
the amount of the Guarantor's indebtedness for borrowed money shall not include (A)
any

Notes

subject

to

this

Condition

2(c)

(
Termination

of

Guarantee
),

(B)

any

other
debt the

terms of

which permit

the termination

of the

Guarantor's guarantee

of such
debt under similar circumstances, as long as the Guarantor's obligations in respect of such other debt are terminated at substantially the same time as the Guarantee, and
(C)

any

debt

that

is

being

refinanced

at

substantially

the

same

time

that

the
Guarantee

of

the

Notes

is

being

terminated,
provided

that
any

obligations

of

the
Guarantor in respect of the debt that is incurred in the refinancing shall be included in the calculation of the Guarantor's indebtedness for borrowed money.
(ii)

For

the

avoidance

of

doubt,

the

Notes

may

not

be

declared

due

and

payable
pursuant

to

Condition

8(e)

(
Events

of

Default
)

as

a

result

of

the

Guarantee

being
terminated pursuant to this Condition 2(c) ( Termination of Guarantee ).
3.

Interest
(a)

Interest on Fixed Rate

Notes
Each Fixed Rate

Note bears interest from

(and including) the

Interest Commencement Date
at

the

rate(s)

per

annum

equal

to

the

Rate(s)

of

Interest

payable

in

arrear

on

the

Interest
Payment

Date(s)

in

each

year

and

on the

Maturity

Date

if

that

does

not fall

on

an

Interest
Payment Date.
If

the

Notes

are

in

definitive

form,

except

as

provided

in

the

applicable

Final

Terms,

the
amount

of

interest

payable on

each

Interest

Payment

Date in

respect

of

the

Fixed

Interest
Period

ending

on

(but

excluding)

such

date

will

amount

to

the

Fixed

Coupon

Amount.
Payments of interest on any Interest Payment Date will, if so specified in the applicable Final
Terms,

amount to the Broken Amount(s) so specified.
As used

in these

Conditions,
Fixed Interest

Period
means the

period from

(and including)
an Interest

Payment Date

(or the

Interest Commencement

Date) to

(but excluding)

the next
(or first) Interest Payment Date.
Except

in

the

case

of

Notes

in

definitive

form

where

a

Fixed

Coupon

Amount

or

Broken
Amount

is specified

in the

applicable Final

Terms,

interest shall

be calculated

in respect

of
any period by applying the Rate of Interest to:
(A)

in

the

case

of

Fixed

Rate

Notes

which

are

represented

by

a

Global

Note,

the
aggregate outstanding nominal amount

of the Fixed Rate

Notes represented by such
Global Note; or
(B)

in the case of Fixed Rate Notes in definitive form, the Calculation Amount, and, in each case, multiplying such sum by the applicable

Day Count Fraction.

0010155-0003327 UKO2:

2004375908.9

The

resultant

figure

(including

after

application

of

any

Fixed

Coupon

Amount

or

Broken
Amount to the Calculation Amount in the case of Fixed Rate Notes in definitive form) shall be rounded to the nearest

sub-unit of the relevant Specified

Currency,

half of any such sub-unit
being rounded upwards or otherwise in accordance with applicable market convention.
Where the Specified Denomination of a Fixed Rate Note in definitive form is a multiple of the
Calculation Amount, the amount of

interest payable in respect of

such Fixed Rate Note shall
be the product of

the amount (determined in

the manner provided above) for

the Calculation
Amount and the amount by which the Calculation Amount is multiplied to reach the Specified
Denomination,

without any further rounding.
In these Conditions,
Day Count

Fraction
means, in respect of

the calculation of an

amount
of interest in accordance with this Condition 3(a) ( Interest on Fixed Rate Notes ):
(i)

if "Actual/Actual (ICMA)"

is specified in the

applicable Final Terms:
(a)

in

the

case

of

Notes

where

the

number

of

days

in

the

relevant

period

from
(and including) the most recent Interest Payment Date (or, if none, the Interest
Commencement

Date)

to

(but

excluding)

the

relevant

payment

date

(the
Accrual

Period)

is

equal

to

or

shorter

than

the

Determination

Period

during
which

the

Accrual

Period

ends,

the

number

of

days

in

such

Accrual

Period
divided by the product of (1) the

number of days in such Determination Period
and

(2)

the

number

of

Determination

Dates

(as

specified

in

the

applicable
Final Terms)

that would occur in one calendar year; or
(b)

in

the

case

of

Notes

where

the

Accrual

Period

is

longer

than

the
Determination Period during which the Accrual Period ends, the sum of:
(1)

the number of

days in such

Accrual Period falling

in the

Determination
Period in which the

Accrual Period begins divided by

the product of (x)
the

number of

days in

such Determination

Period and

(y) the

number
of

Determination

Dates

(as

specified

in

the

applicable

Final

Terms)
that would occur in one calendar year; and
(2)

the

number

of

days

in

such

Accrual

Period

falling

in

the

next
Determination Period divided

by the

product of (x)

the number of

days
in

such

Determination

Period

and

(y)

the

number

of

Determination
Dates that would occur in one calendar year; and
(ii)

if "30/360" is specified in the applicable Final Terms,

the number of days in the period
from (and

including) the

most recent

Interest Payment

Date (or,

if none,

the Interest
Commencement Date) to

(but excluding) the

relevant payment date

(such number of
days

being

calculated

on

the

basis

of

a

year

of

360

days

with

12

30-day

months)
divided by 360.
In these Conditions:
Determination Period
means each period from

(and including) a Determination

Date to but
excluding the

next Determination Date

(including, where

either the

Interest Commencement
Date or the final

Interest Payment Date is not

a Determination Date, the period

commencing
on the first

Determination Date prior to,

and ending on

the first Determination

Date following
after, such date); and

0010155-0003327 UKO2:

2004375908.9

sub-unit
means,

with

respect

to

any

currency

other

than

euro,

the

lowest

amount

of

such
currency that is available as legal tender

in the country of such currency and,

with respect to
euro, means one cent.
(b)

Interest on Floating

Rate Notes
(i)
Interest Payment

Dates
Each

Floating

Rate

Note

bears

interest

from

(and

including)

the

Interest
Commencement Date and such interest will be payable in arrear on either:
(A)

the

Specified Interest

Payment

Date(s) (each

an
Interest

Payment

Date
)

in
each year specified in the applicable Final Terms; or
(B)

if no Specified Interest Payment Date(s) is/are specified in the applicable Final
Terms,

each date (each an
Interest Payment Date ) which falls the number of
months

or

other

period

specified

as

the

Specified

Period

in

the

applicable
Final Terms

after the

preceding Interest

Payment Date

or,

in the

case of

the
first Interest Payment Date, after the Interest Commencement Date.
Such

interest

will

be

payable

in

respect

of

each

Interest

Period

(which

expression,
shall,

in

these

Terms

and

Conditions,

mean

the

period

from

(and

including)

an
Interest

Payment

Date

(or

the

Interest

Commencement Date)

to

(but

excluding) the
next

(or

first)

Interest

Payment

Date

or

the

relevant

payment

date

if

the

Notes
become payable on a date other than an Interest Payment Date).
If

a

Business

Day

Convention

is

specified

in

the

applicable

Final

Terms

and

(x)

if
there is no

numerically corresponding day in

the calendar month

in which an

Interest
Payment Date

should occur

or (y)

if any

Interest Payment

Date would

otherwise fall
on a day which is

not a Business Day,

then, if the Business Day convention specified
is:
(1)

in

any

case

where

Specified

Periods

are

specified

in

accordance

with
Condition

3(b)(i)(B)

above,

the

Floating

Rate

Convention,

such

Interest
Payment

Date

(i)

in

the

case

of

(x)

above,

shall

be

the

last

day

that

is

a
Business

Day

in

the

relevant

month

and

the

provisions

of
(B)

below

shall
apply mutatis mutandis
or (ii)

in the

case of

(y) above,

shall be

postponed to
the next day which

is a Business Day unless

it would thereby fall into

the next
calendar

month,

in

which

event

(A)

such

Interest

Payment

Date

shall

be
brought

forward

to

the

immediately

preceding

Business

Day

and

(B)

each
subsequent

Interest

Payment

Date

shall

be

the

last

Business

Day

in

the
month

which

falls

in

the

Specified

Period

after

the

preceding

applicable
Interest Payment Date occurred; or
(2)

the Following Business Day

Convention, such Interest Payment

Date shall be
postponed to the next day which is a Business Day; or
(3)

the Modified Following Business Day Convention, such Interest Payment Date shall

be

postponed

to

the

next

day

which

is

a

Business Day

unless

it

would
thereby

fall

into

the

next

calendar

month,

in

which

event

such

Interest
Payment

Date

shall

be

brought

forward

to

the

immediately

preceding
Business Day; or

0010155-0003327 UKO2:

2004375908.9

(4)

the Preceding Business Day Convention, such Interest Payment Date shall be brought forward to the immediately preceding Business Day.
In this Condition, Business Day means:
(A)

a

day

on

which

commercial

banks

and

foreign

exchange

markets

settle
payments

and

are

open

for

general

business

(including

dealing

in

foreign
exchange

and

foreign

currency

deposits)

in

any

Additional

Business

Centre
(other than TARGET2 System) specified in the applicable Final Terms;
(B)

if

TARGET2

System

is

specified

as

an

Additional

Business

Centre

in

the
applicable Final Terms,

a day on

which the Trans-European

Automated Real-
Time Gross

Settlement Express Transfer

(TARGET2)

System (the
TARGET2
System
) is open;

and
(C)

either

(1)

in

relation

to

any

sum

payable

in

a

Specified

Currency

other

than
euro, a

day on

which commercial

banks and

foreign exchange

markets settle
payments

and

are

open

for

general

business

(including

dealing

in

foreign
exchange and foreign currency deposits) in the principal financial centre of the country of

the relevant

Specified Currency (which

if the

Specified Currency is
New Zealand

dollars shall

be Auckland)

or (2)

in relation

to any

sum payable
in euro, a day on which the TARGET2 System is open.
(ii) Rate of Interest
The Rate

of Interest

payable from

time to

time in

respect of

Floating Rate

Notes will
be determined in the manner specified in the applicable Final

Terms.
(A)

ISDA Determination for

Floating Rate Notes
Where ISDA

Determination is

specified in

the applicable

Final Terms

as the

manner
in which the Rate of Interest is to be determined, the Rate of Interest for each Interest
Period

will

be

the

relevant

ISDA

Rate

plus

or

minus

(as

indicated

in

the

applicable
Final

Terms)

the

Margin

(if

any).

For

the

purposes

of

this

sub-paragraph
(A)
, ISDA
Rate
for

an

Interest

Period

means

a

rate

equal

to

the

Floating

Rate

that

would

be
determined

by

the

Agent

or

the

Calculation

Agent,

as

applicable,

under

an

interest
rate swap transaction if the Agent or the Calculation Agent, as applicable, were acting as Calculation

Agent (as

defined in

the ISDA

Definitions (as

defined below))

for that
swap

transaction

under

the

terms

of

an

agreement

incorporating

(i)

if

“2006

ISDA
Definitions”

is

specified

in

the

applicable Final

Terms,

the

2006

ISDA

Definitions as
amended

and

updated

as

at

the

Issue

Date

of

the

first

Tranche

of

the

Notes,
published by

the International

Swaps and

Derivatives Association, Inc.

(
ISDA
); or

(ii)
if

“2021

ISDA

Definitions”

is

specified

in

the

applicable

Final

Terms,

the

latest
version of the 2021 ISDA Interest

Rate Derivatives Definitions as at the Issue

Date of
the

first

Tranche

of

the

Notes,

published

by

ISDA

(together,

the
ISDA

Definitions
)
and under which:
(1)

the Floating Rate Option

is as specified in

the applicable Final

Terms;
(2)

the

Designated

Maturity,

if

applicable,

is

a

period

specified

in

the

applicable
Final Terms;
(3)

the relevant Reset Date

is the day

specified in the

applicable Final Terms;

0010155-0003327 UKO2:

2004375908.9

(4)

if

the

Floating

Rate

Option

is

an

Overnight

Floating

Rate

Option,

the
Overnight

Rate

Compounding Method

is

one

of the

following as

specified

in
the applicable Final Terms:
(A)

Compounding with

Lookback;
(B)

Compounding with Observation

Period Shift; or
(C)

Compounding with Lockout;

and
(5)

if the

Floating Rate Option

is a

Compounded Index Floating

Rate Option, the
Index Method is Compounded Index Method with Observation Period Shift, as specified in the applicable Final Terms.
In connection with

the Overnight Rate

Compounding Method, references in

the ISDA
Definitions

to

numbers

or

other

items

specified

in

the

relevant

confirmation shall

be
deemed to be references

to the numbers or

other items specified for

such purpose in
the applicable Final Terms.
For the purposes of this sub-paragraph
(A),

(i)
Floating Rate , Floating Rate Option ,
Designated

Maturity
,
Reset

Date
,
Overnight

Floating

Rate

Option
, Overnight
Rate

Compounding Method
,
Compounding with

Lookback
, Compounding with
Observation

Period

Shift
,
Compounding

with

Lockout
,
Averaging

with
Lookback ,
Averaging

with

Observation

Period

Shift
,
Averaging

with

Lockout
,
Compounded

Index

Floating

Rate

Option
,
Index

Method
and Compounded
Index

Method

with

Observation

Period

Shift
have

the

meanings

given

to

those
terms

in

the

ISDA

Definitions,

(ii)

the

definition

of
Banking

Day
in

the

ISDA
Definitions

shall

be

amended

to

insert

after

the

words

"are

open

for"

in

the

second
line, the

word "general"

and (iii)
Euro-zone
means the

region comprised

of Member
States

of the

European Union

that

adopt the

single currency

in accordance

with the
Treaty on European Union.
(B)

Screen Rate Determination

for Floating Rate

Notes – Term Rate
Where “Screen

Rate Determination” is

specified in the

applicable Final Terms

as the
manner in which the Rate of Interest is to be determined and “Term

Rate” is specified
in the applicable Final

Terms

to be “Applicable”, the

Rate of Interest for

each Interest
Period will, subject to Condition 3(b)(viii) ( Benchmark Discontinuation ) and subject as provided below, be either:
(1)

the offered quotation;

or
(2)

the

arithmetic

mean

(rounded

if

necessary

to

the

fifth

decimal

place,

with
0.000005 being rounded upwards) of the offered quotations,
(expressed

as

a

percentage

rate

per

annum)

for

the

Reference

Rate

(being

either
EURIBOR

or

NIBOR

or

STIBOR,

in

each

case

for

the

relevant

currency

and/or
period, all as specified in the applicable Final Terms)

which appears or appear, as the
case

may

be,

on

the

Relevant

Screen

Page

(or

such

replacement

page

on

that
service

which

displays

the

information)

as

at

the

Specified

Time

on

the

Interest
Determination

Date

in

question

plus

or

minus

(as

indicated

in

the

applicable

Final
Terms)

the Margin

(if any),

all as

determined by

the Agent

or the

Calculation Agent,
as applicable. If five

or more of such

offered quotations are available on

the Relevant
Screen Page,

the highest

(or,

if there

is more

than one

such highest

quotation, one

0010155-0003327 UKO2:

2004375908.9

only

of

such

quotations)

and

the

lowest

(or,

if

there

is

more

than

one

such

lowest
quotation,

one

only

of

such

quotations)

shall

be

disregarded

by

the

Agent

or

the
Calculation Agent,

as applicable,

for the

purpose of

determining the

arithmetic mean
(rounded as provided above) of such offered quotations.
If,

other

than

in

the

circumstances

described

in

Condition

3(b)(viii)

(
Benchmark
Discontinuation
) below,

the Relevant Screen Page is not available

or if, in the case of
Condition 3(b)(ii)(B)(1), no such offered quotation appears or, in the case of Condition
3(b)(ii)(B)(2), fewer than three such

offered quotations appear,

in each case as at

the
time

specified

in

Condition

3(b)(ii)(B)

the

Agent

or

the

Calculation

Agent,

as
applicable,

shall

request

each

of

the

Reference

Banks

to

provide

the

Agent

or

the
Calculation

Agent,

as

applicable,

with

its

offered

quotation

(expressed

as

a
percentage

rate

per

annum)

for

the

Reference

Rate

at

approximately

the

Specified
Time on

the Interest Determination

Date in question.

If two

or more of

the Reference
Banks

provide

the

Agent

or

the

Calculation

Agent,

as

applicable,

with

such

offered
quotations, the

Rate of

Interest for

such Interest

Period shall

be the

arithmetic mean
(rounded

if

necessary

to

the

fifth

decimal

place

with

0.000005

being

rounded
upwards)

of

such

offered

quotations

plus

or

minus

(as

appropriate)

the

Margin

(if
any), all as determined by the Agent or the Calculation Agent, as applicable.
If

on

any

Interest

Determination

Date

one

only

or

none

of

the

Reference

Banks
provides

the

Agent

or

the

Calculation

Agent,

as

applicable,

with

such

offered
quotations

as

provided

in

the

preceding

paragraph,

the

Rate

of

Interest

for

the
relevant

Interest

Period

shall

be

the

rate

per

annum

which

the

Agent

or

the
Calculation Agent,

as applicable,

determines as

being the

arithmetic mean

(rounded
if necessary

to the

fifth decimal

place, with

0.000005 being

rounded upwards)

of the
rates, as communicated to (and at

the request of) the Agent or the

Calculation Agent,
as

applicable,

by

the

Reference

Banks

or

any

two

or

more

of

them,

at

which

such
banks

were

offered,

at

approximately

the

Specified

Time

on

the

relevant

Interest
Determination

Date,

deposits

in

the

Specified

Currency

for

a

period

equal

to

that
which

would

have

been used

for

the

Reference Rate

by

leading

banks in

the

Euro-
zone inter-bank

market (if

the Reference

Rate is

EURIBOR) or

the Norwegian

inter-
bank market (if

the Reference Rate

is NIBOR) or

the Stockholm inter-bank

market (if
the Reference Rate

is STIBOR) plus

or minus (as

appropriate) the Margin (if

any) or,
if fewer than

two of the

Reference Banks provide

the Agent or

the Calculation Agent,
as

applicable,

with

such

offered

rates,

the

offered

rate

for

deposits

in

the

Specified
Currency

for

a

period

equal

to

that

which

would

have

been

used

for

the

Reference
Rate,

or

the

arithmetic

mean

(rounded

as

provided

above)

of

the

offered

rates

for
deposits in

the Specified

Currency for

a period

equal to

that which

would have

been
used

for

the

Reference

Rate,

at

which,

at

approximately

the

Specified

Time

on

the
relevant Interest Determination Date, any one

or more banks (which bank

or banks is
or are in

the opinion of

the Issuer suitable for

such purpose) informs the

Agent or the
Calculation Agent, as applicable, it

is quoting to leading banks

in the Euro-zone inter-
bank market (if the Reference Rate is

EURIBOR) or the Norwegian inter-bank market
(if

the

Reference

Rate

is

NIBOR)

or

the

Stockholm

inter-bank

market

(if

the
Reference

Rate

is

STIBOR)

plus

or

minus

(as

appropriate)

the

Margin

(if

any),
provided

that,

if

the

Rate

of

Interest

cannot

be

determined

in

accordance

with

the
foregoing provisions of

this paragraph, the

Rate of Interest

shall be

determined as at
the last

preceding Interest Determination

Date (though substituting,

where a

different
Margin is

to be

applied to

the relevant

Interest Period

from that

which applied

to the
last

preceding

Interest

Period,

the

Margin

relating

to

the

relevant

Interest

Period,

in
place of the Margin relating to that last preceding Interest Period).

0010155-0003327 UKO2:

2004375908.9

Reference

Banks
means, in

the case

of Condition

3(b)(ii)(B)(1) above,

those banks
whose offered rates were

used to determine such

quotation when such quotation last
appeared

on

the

Relevant

Screen

Page

and,

in

the

case

of

Condition

3(b)(ii)(B)(2)
above, those

banks whose

offered quotations

last appeared

on the

Relevant Screen
Page when no fewer

than three such offered

quotations appeared, and in

each case,
as selected by the Issuer.
Specified

Time
means

11.00

a.m.

(Brussels

time)

if

the

Reference

Rate

is
EURIBOR,

11.00

a.m.

(Stockholm

time)

if

the

Reference

Rate

is

STIBOR

or

12.00
noon (Oslo time) if the Reference Rate is NIBOR.
(C)
Screen Rate Determination for Floating Rate Notes – Compounded Daily

SONIA –
Non-Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and “Overnight

Rate” to

be
“Applicable”; (2)

“Compounded Daily

SONIA” as

the Reference

Rate; and

(3) “Index
Determination” to

be “Not

Applicable”, the Rate

of Interest

for an

Interest Period will,
subject to Condition 3(b)(viii) ( Benchmark Discontinuation ) and as provided below, be
Compounded Daily SONIA Formula Rate

with respect to such

Interest Period plus or
minus (as indicated in the applicable Final Terms) the applicable Margin (if any).
As

used

in

these

Conditions,
Compounded

Daily

SONIA

Formula

Rate
means,
with

respect

to

an

Interest

Period,

the

rate

of

return

of

a

daily

compound

interest
investment during the Observation Period corresponding to such Interest Period (with the

daily

SONIA

reference

rate

as

reference

rate

for

the

calculation

of

interest)

as
calculated

by

the

Agent

or

the

Calculation

Agent,

as

applicable,

as

at

the

relevant
Interest

Determination

Date,

in

accordance

with

the

following

formula

(and

the
resulting

percentage

will

be

rounded,

if

necessary,

to

the

fifth

decimal

place,

with
0.000005 being rounded upwards):
where:
d
is the number of calendar

days in:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the relevant Interest Period; or
(2)

where “Observation Shift”

is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
d
o
is the number of London

Banking Days in:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the relevant Interest Period; or
(2)

where “Observation Shift”

is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;

0010155-0003327 UKO2:

2004375908.9

i
is

a

series

of

whole

numbers

from

one

to

d
o
,

each

representing

a

London
Banking

Day

in

chronological

order

from,

and

including,

the

first

London
Banking Day in:
(1)

where “Lag”

is specified

as the

Observation Method

in the

applicable
Final Terms,

the relevant Interest Period; or
(2)

where

“Observation

Shift”

is

specified

as

the

Observation

Method

in
the applicable Final Terms, the relevant Observation Period;
London Banking

Day
means any

day on

which commercial

banks are

open
for

general

business

(including

dealing

in

foreign

exchange

and

foreign
currency deposits) in London;
n
i
, for

any London

Banking Day "i",

means the

number of calendar

days from
(and

including)

such

London

Banking

Day

"i"

up

to

(but

excluding)

the
following London Banking Day;
Observation Period
means, in

respect of

an Interest

Period, the

period from
(and including)

the date

falling "p"

London Banking

Days prior

to the

first day
of such

Interest Period

to (but

excluding) the

date falling

"p" London

Banking
Days

prior

to

(1)

the

Interest

Payment

Date

for

such

Interest

Period

or

(2)
such earlier date, if any, on which the Notes become due and payable;
p means:
(1)

where “Lag”

is specified

as the

Observation Method

in the

applicable
Final

Terms,

the

number

of

London

Banking

Days

specified

as

the
“Lag Period” in the applicable Final

Terms

(or, if no

such number is so
specified, five London Banking Days); or
(2)

where

“Observation

Shift”

is

specified

as

the

Observation

Method

in
the

applicable

Final

Terms,

the

number

of

London

Banking

Days
specified

as

the

“Observation

Shift

Period”

in

the

applicable

Final
Terms

(or,

if

no

such

number

is

so

specified,

five

London

Banking
Days);
SONIA reference rate means, in respect of any London Banking Day ( LBD
x
),
a reference

rate equal

to the

daily Sterling Overnight

Index Average

(
SONIA )
rate

for

LBD
x
as

provided

by

the

administrator

of

SONIA

to

authorised
distributors

and

as

then

published

on

the

Relevant

Screen

Page

(or,

if

the
Relevant

Screen

Page

is

unavailable,

as

otherwise

published

by

such
authorised

distributors)

on

the

London

Banking

Day

immediately

following
LBD
x
; and
SONIA
i
means the SONIA

reference rate for:
(1)

where “Lag”

is specified

as the

Observation Method

in the

applicable
Final

Terms,

the

London

Banking

Day

falling

"p"

London

Banking
Days prior to the relevant London Banking Day "i"; or
(2)

where

“Observation

Shift”

is

specified

as

the

Observation

Method

in
the applicable Final Terms, the relevant London Banking Day "i".

0010155-0003327 UKO2:

2004375908.9

If, where any Rate of Interest is to be calculated pursuant to this Condition
3(b)(ii)(C)
,
in respect of any London Banking Day for which the SONIA reference rate is required to be

determined, the

Agent or

the Calculation

Agent, as

applicable, determines that
the

applicable

SONIA

reference

rate

is

not

available

on

the

Relevant

Screen

Page
and

has

not

otherwise

been

published

by

the

relevant

authorised

distributors,

then
(unless

the

Agent

or

the

Calculation

Agent,

as

applicable,

has

been

notified

of

any
Successor

Rate

or

Alternative

Rate

(and

any

related

Adjustment

Spread

and/or
Benchmark

Amendments)

pursuant

to

Condition

3(b)(viii)

(
Benchmark
Discontinuation
),

if

applicable)

the

SONIA

reference

rate

in

respect

of

such

London
Banking Day shall be:
(1)

(I) the

Bank of

England’s Bank

Rate (the
Bank

Rate
) prevailing

at 5.00

p.m.
(London

time) (or,

if

earlier,

the

close

of

business) on

such London

Banking
Day; plus (II) the mean of the

spread of the SONIA reference rate to the Bank
Rate

over

the

previous

five

London

Banking

Days

on

which

a

SONIA
reference rate

has been

published, excluding

the highest

spread (or,

if there
is

more

than

one

highest

spread,

one

only

of

those

highest

spreads)

and
lowest spread

(or,

if there

is more

than one

lowest spread,

one only

of those
lowest spreads) to the Bank Rate; or
(2)

if the Bank Rate under (1)(I) above is not available at the relevant time, either
(I)

the

SONIA

reference

rate

published

on

the

Relevant

Screen

Page

(or
otherwise

published

by

the

relevant

authorised

distributors)

for

the

first
preceding

London

Banking

Day

on

which

the

SONIA

reference

rate

was
published

on

the

Relevant

Screen

Page

(or

otherwise

published

by

the
relevant

authorised

distributors)

or

(II)

if

this

is

more

recent,

the

latest

rate
determined under (1) above,
and,

in

each

case,

references

to

the

"SONIA

reference

rate"

in

this

Condition
3(b)(ii)(C)

shall be construed accordingly.
In

the

event

that

the

Rate

of

Interest

cannot

be

determined

in

accordance

with

the
foregoing

provisions,

the

Rate

of

Interest

shall

(subject

to

Condition

3(b)(viii)
( Benchmark Discontinuation )) be:
(1)

that determined

as at

the last

preceding Interest

Determination Date

(though
substituting,

where

a

different

Margin,

Maximum

Rate

of

Interest

and/or
Minimum Rate

of Interest is

to be

applied to the

relevant Interest Period

from
that which applied to the last

preceding Interest Period, the Margin, Maximum
Rate

of

Interest

and/or

Minimum

Rate

of

Interest

(as

the

case

may

be)
relating to the relevant

Interest Period, in place

of the Margin, Maximum

Rate
of Interest and/or Minimum Rate of Interest

(as applicable) relating to that last
preceding Interest Period); or
(2)

if

there

is

no

such

preceding

Interest

Determination

Date,

the

initial

Rate

of
Interest

which

would

have

been

applicable

to

such

Notes

for

the

first
scheduled

Interest

Period

had

the

Notes

been

in

issue

for

a

period

equal

in
duration

to

the

first

scheduled Interest

Period

but

ending on

(and

excluding)
the Interest Commencement

Date (but applying

the Margin and,

if applicable,
any Maximum Rate

of Interest and/or Minimum

Rate of Interest,

applicable to
the first scheduled Interest Period).

0010155-0003327 UKO2:

2004375908.9

If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes become

so

due and

payable,

and such

Rate

of

Interest

shall continue

to
apply to the

Notes for so

long as interest

continues to accrue

thereon as provided

in
Condition
3(c)

(
Accrual of Interest ).
(D)
Screen Rate Determination for Floating Rate Notes – Compounded Daily

SONIA –
Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”; (2)

“Compounded Daily

SONIA” as

the

Reference Rate;

and (3)

“Index
Determination”

to

be

“Applicable”,

the

Rate

of

Interest

for

an

Interest

Period

will,
subject to Condition 3(b)(viii) ( Benchmark Discontinuation
) and as provided below,

be
the Compounded Daily SONIA Index Rate with respect to such Interest Period plus or
minus (as indicated in the applicable Final Terms) the applicable Margin (if any).
Compounded

Daily

SONIA

Index

Rate
means, with

respect to

an Interest

Period,
the rate of

return of a

daily compound interest investment

as calculated by

the Agent
or the Calculation Agent, as applicable, on the relevant Interest Determination Date in accordance with

the following formula

(and the

resulting percentage will

be rounded,
if necessary, to the fifth decimal place, with 0.000005 being rounded upwards):
where:
d
is

the

number

of

calendar

days from

(and

including)

the

day

in

relation

to
which SONIA

Compounded Index
Start
is determined

to (but

excluding) the day
in relation to which SONIA Compounded Index
End
is determined;
London Banking Day
has the meaning

set out in Condition
3(b)(ii)(C)

above;
Relevant

Number
is

the

number

specified

as

such

in

the

applicable

Final
Terms

(or, if no such number is specified, five);
SONIA

Compounded Index
End
means the

SONIA Compounded

Index value
relating

to

the

London

Banking

Day

falling

the

Relevant

Number

of

London
Banking Days

prior to

(1) the

Interest Payment

Date for

the

relevant Interest
Period

or

(2)

such

earlier

date,

if

any,

on

which

the

Notes

become

due

and
payable;
SONIA Compounded

Index
Start
means the

SONIA Compounded Index

value
relating

to

the

London

Banking

Day

falling

the

Relevant

Number

of

London
Banking Days prior to the first day of the relevant Interest Period; and
the
SONIA Compounded

Index
means, with respect

to any London

Banking
Day,

the

value

of

the

SONIA

compounded

index

that

is

provided

by

the
administrator

of

the

SONIA

reference

rate

to

authorised

distributors

and

as
then published on the Relevant Screen

Page (or, if

the Relevant Screen Page
is

unavailable,

as

otherwise

published

by

such

authorised

distributors)

in
respect of such London Banking Day.

0010155-0003327 UKO2:

2004375908.9

If, where any Rate of Interest is to be calculated pursuant to this

Condition
3(b)(ii)(D)
,
the

Agent

or

the

Calculation

Agent,

as

applicable,

determines

that

the

relevant
SONIA

Compounded

Index

value

required

to

determine

SONIA

Compounded
Index
Start
or

SONIA

Compounded

Index
End
is

not

available

on

the

Relevant

Screen
Page and has not otherwise

been published by the

relevant authorised distributors by
5.00 p.m.

(London time)

(or,

if later,

by the

time falling

one hour

after the

customary
or

scheduled

time

for

publication

thereof

in

accordance

with

the

then-prevailing
operational

procedures of

the

administrator

of

the

SONIA

reference

rate

or

of

such
other information service, as the case may

be) on the relevant Interest Determination
Date, the Compounded Daily SONIA Index

Rate for the applicable Interest

Period for
which

the

relevant

SONIA

Compounded

Index

value

is

not

available

shall

be
"Compounded Daily

SONIA Formula Rate"

determined in accordance

with Condition
3(b)(ii)(C)

above

as

if

Index

Determination

had

been

specified

as

being

Not
Applicable

in

the

applicable

Final

Terms,

and

for

these

purposes:

(1)

the
"Observation

Method"

shall

be

deemed

to

be

"Observation

Shift"

and

(2)

the
"Observation

Shift

Period"

shall

be

deemed

to

be

equal

to

the

Relevant

Number

of
London

Banking

Days,

as

if

those

alternative

elections

had

been

made

in

the
applicable Final Terms.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes

become so

due

and

payable,

and

such

Rate

of

Interest

shall

continue

to
apply to

the Notes

for so

long as

interest continues to

accrue thereon as

provided in
Condition
3(c)

(
Accrual of Interest ).
(E)
Screen

Rate

Determination

for

Floating

Rate

Notes

–

Compounded

Daily

SOFR

–
Non-Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”;

(2)

“Compounded Daily

SOFR”

as

the

Reference

Rate;

and

(3)

“Index
Determination” to

be “Not

Applicable”, the Rate

of Interest

for an

Interest Period

will,
subject

to

Condition
3(b)(ix)

(
Benchmark

Discontinuation

–

SOFR
)

and

as

provided
below,

be

Compounded

Daily

SOFR

Formula

Rate

with

respect

to

such

Interest
Period

plus

or

minus

(as

indicated

in

the

applicable

Final

Terms)

the

applicable
Margin (if any).
Compounded Daily SOFR

Formula Rate
means, with respect to an Interest Period,
the

rate

of

return

of

a

daily

compound

interest

investment

in

U.S.

dollars

(with

the
Secured

Overnight

Financing

Rate

as

the

reference

rate

for

the

calculation

of
interest)

as

calculated

by

the

Agent

or

the

Calculation Agent,

as

applicable,

on

the
relevant

Interest

Determination

Date

in

accordance

with

the

following

formula

(and
the

resulting

percentage

will

be

rounded,

if

necessary,

to

the

nearest

fifth

decimal
place, with 0.000005 being rounded upwards):
where:
d
is the number of calendar

days in:

0010155-0003327 UKO2:

2004375908.9

(1)

where

"Lookback"

or

“Lock-out”

is

specified

as

the

Observation
Method in the applicable Final Terms, the relevant Interest Period; or
(2)

where

"Observation

Shift"

is

specified

as

the

Observation

Method

in
the applicable Final Terms, the relevant Observation Period;
d
o
is the number of

U.S. Government Securities

Business Days in:
(1)

where

"Lookback"

or

“Lock-out”

is

specified

as

the

Observation
Method in the applicable Final Terms, the relevant Interest Period; or
(2)

where

"Observation

Shift"

is

specified

as

the

Observation

Method

in
the applicable Final Terms, the relevant Observation Period;
i
is a series

of whole numbers from

one to d
o
, each representing

the relevant
U.S.

Government

Securities

Business

Day

in

chronological

order

from,

and
including, the first U.S. Government Securities Business Day in:
(1)

where

"Lookback"

or

“Lock-out”

is

specified

as

the

Observation
Method in the applicable Final Terms, the relevant Interest Period; or
(2)

where

"Observation

Shift"

is

specified

as

the

Observation

Method

in
the applicable Final Terms, the relevant Observation Period;
Lock-out Period
means the period

from (and including)

the day following

the
Interest

Determination

Date

to

(but

excluding)

the

corresponding

Interest
Payment Date;
n
i
,

for any

U.S. Government

Securities Business

Day "i",

means the

number
of

calendar

days

from

(and

including)

such

U.S.

Government

Securities
Business

Day

"i"

up

to

(but

excluding)

the

following

U.S.

Government
Securities Business Day;
Observation Period
means, in

respect of

an Interest

Period, the

period from
(and including) the date falling "p" U.S. Government

Securities Business Days
prior to

the first

day of

such Interest

Period to

(but excluding)

the date

falling
"p"

U.S.

Government

Securities

Business

Days

prior

to

(1)

the

Interest
Payment

Date

for

such

Interest

Period

or

(2)

such

earlier

date,

if

any,

on
which the Notes become due and payable;
p means:
(1)

where

"Lookback"

is

specified

as

the

Observation

Method

in

the
applicable

Final

Terms,

the

number

of

U.S.

Government

Securities
Business

Days

specified

as

the

"Lookback

Period

(
p
)"

in

the
applicable Final Terms (or,

if no such number is so specified, five U.S.
Government Securities

Business Days); or
(2)

where

“Lock-out”

is

specified

as

the

Observation

Method

in

the
applicable

Final

Terms,

zero

U.S.

Government

Securities

Business
Days; or
(3)

where

"Observation

Shift"

is

specified

as

the

Observation

Method

in
the applicable Final Terms, the number of U.S. Government Securities

0010155-0003327 UKO2:

2004375908.9

Business

Days

specified

as

the

"Observation

Shift

Period"

in

the
applicable Final Terms

(or, if

no such number is so specified,

five U.S.
Government Securities Business Days);
Reference Day means each U.S. Government Securities Business Day in the relevant Interest Period, other

than any U.S. Government

Securities Business
Day in the Lock-out Period;
SOFR
means, in respect

of any U.S.

Government Securities Business Day,

a
rate determined in accordance with the following provisions:
(1)

the

Secured

Overnight

Financing

Rate

published

for

such

U.S.
Government

Securities

Business

Day

that

appears

on

the

SOFR
Administrator's Website at

or about 3.00

p.m. (New York

City time) on
the

U.S.

Government

Securities

Business

Day

immediately

following
such U.S. Government Securities Business Day; and
(2)

if the rate specified in paragraph (1) above does not so appear,

unless
both

a

Benchmark

Transition

Event

and

its

related

Benchmark
Replacement

Date

have

occurred,

then

the

Agent

or

the

Calculation
Agent, as

applicable, shall use

the Secured Overnight

Financing Rate
published on the SOFR Administrator's Website for the first preceding
U.S.

Government

Securities

Business

Day

on

which

the

Secured
Overnight Financing Rate was

published on the SOFR

Administrator's
Website;
SOFR
i
means,

in

respect

of

any

U.S.

Government

Securities

Business

Day
"i":
(1)

where

"Lookback"

is

specified

as

the

Observation

Method

in

the
applicable

Final

Terms,

SOFR

in

respect

of

the

U.S.

Government
Securities

Business

Day

falling

"
p
"

U.S.

Government

Securities
Business

Days

prior

to

the

relevant

U.S.

Government

Securities
Business Day "i"; or
(2)

where

“Lock-out”

is

specified

as

the

Observation

Method

in

the
applicable Final Terms:
(I)

in

respect

of

each

U.S.

Government

Securities

Business

Day
“i”

that

is

a

Reference

Day,

SOFR

in

respect

of

the

U.S.
Government

Securities

Business

Day

immediately

preceding
such Reference Day; or
(II)

in

respect

of

each

U.S.

Government

Securities

Business

Day
“i”

that

is

not

a

Reference

Day

(being

a

U.S.

Government
Securities

Business

Day

in

the

Lock-out

Period),

SOFR

in
respect

of

the

U.S.

Government

Securities

Business

Day
immediately

preceding

the

last

Reference

Day of

the

relevant
Interest

Period

(such

last

Reference

Day

coinciding

with

the
Interest Determination Date); or
(3)

where

"Observation

Shift"

is

specified

as

the

Observation

Method

in
the applicable Final Terms,

SOFR in respect of such U.S. Government
Securities Business Day "i"; and

0010155-0003327 UKO2:

2004375908.9

U.S.

Government

Securities

Business

Day
means

any

day

except

for

a
Saturday,

a

Sunday

or

a

day

on

which

the

Securities

Industry

and

Financial
Markets

Association

recommends

that

the

fixed

income

departments

of

its
members

be

closed

for

the

entire

day

for

purposes

of

trading

in

U.S.
government securities.
Certain

other

capitalised

terms

used

in

the

foregoing

terms

and

provisions
relating to

determination of the

Compounded Daily SOFR

Formula Rate have
the meanings set

forth under Condition
3(b)(ix)

(
Benchmark Discontinuation –
SOFR ) below.
Notwithstanding anything

to

the

contrary,

if

both a

Benchmark Transition

Event and
its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

the
Compounded

Daily

SOFR

Formula

Rate

(or

any

component

part

thereof),

the
benchmark

replacement

provisions

set

forth

in

Condition
3(b)(ix)

(
Benchmark
Discontinuation –

SOFR
)

below shall

apply for

the purposes

of all

determinations of
the Rate of Interest in respect of the Notes.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes

become so

due

and

payable,

and

such

Rate

of

Interest

shall

continue

to
apply to

the Notes

for so

long as

interest continues to

accrue thereon as

provided in
Condition
3(c)

(
Accrual of Interest ).
(F)
Screen

Rate

Determination

for

Floating

Rate

Notes

–

Compounded

Daily

SOFR

–
Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”;

(2)

“Compounded Daily

SOFR”

as

the

Reference

Rate;

and

(3)

“Index
Determination”

to

be

“Applicable”,

the

Rate

of

Interest

for

an

Interest

Period

will,
subject

to

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–

SOFR
)

and

as

provided
below,

be

the

Compounded

Daily

SOFR

Index

Rate

with

respect

to

such

Interest
Period

plus

or

minus

(as

indicated

in

the

applicable

Final

Terms)

the

applicable
Margin (if any).
Compounded SOFR

Index Rate
means, with respect to

an Interest Period,

the rate
of

return

of

a

daily compound

interest

investment as

calculated by

the

Agent

or

the
Calculation

Agent,

as

applicable,

on

the

relevant

Interest

Determination

Date

in
accordance with

the following formula

(and the

resulting percentage

will be

rounded,
if

necessary,

to

the

nearest

fifth

decimal

place,

with

0.000005

being

rounded
upwards):
where:
d
is

the

number

of

calendar

days

from

(and

including)

the

day

in

relation

to
which "SOFR

Index
Start
" is

determined to

(but excluding)

the day

in relation

to
which "SOFR Index
End
" is determined;

0010155-0003327 UKO2:

2004375908.9

Relevant

Number
is

the

number

specified

as

such

in

the

applicable

Final
Terms

(or, if no such number is specified, five);
SOFR Index
End
means the SOFR Index value relating to the U.S. Government
Securities

Business

Day

falling

the

Relevant

Number

of

U.S.

Government
Securities

Business

Days

prior

to

(1)

the

Interest

Payment

Date

for

the
relevant

Interest

Period

or

(2)

such

earlier

date,

if

any,

on

which

the

Notes
become due and payable;
SOFR

Index
Start
means

the

SOFR

Index

value

relating

to

the

U.S.
Government

Securities

Business

Day

falling

the

Relevant

Number

of

U.S.
Government

Securities

Business

Days

prior

to

the

first

date

of

the

relevant
Interest Period;
the
SOFR

Index
means,

with

respect

to

any

U.S.

Government

Securities
Business

Day,

prior

to

a

Benchmark

Replacement

Date,

the

SOFR

Index
published

for

such

U.S.

Government

Securities Business

Day

as

such

value
appears

on

the

SOFR

Administrator's

Website

at

3:00

p.m.

(New

York

City
time) on such U.S. Government Securities Business Day; and
U.S.

Government

Securities

Business

Day
has

the

meaning

set

out

in
Condition
3(b)(ii)(E)

above.
Certain

other

capitalised

terms

used

in

the

foregoing

terms

and

provisions
relating

to

determination

of

the

Compounded

SOFR

Index

Rate

have

the
meanings

set

forth

under

Condition
3(b)(ix)

(
Benchmark

Discontinuation

–
SOFR ) below.
If, where any Rate

of Interest is to

be calculated pursuant to this

Condition
3(b)(ii)(F)
,
the

Agent

or

the

Calculation

Agent,

as

applicable,

determines

that

the

SOFR
Index
Start
or

the

SOFR

Index
End
does

not

appear

on

the

SOFR

Administrator's
Website

by

3.00

p.m.

(New

York

City

time)

on

the

relevant

Interest

Determination
Date

and

a

Benchmark

Transition

Event

and

its

related

Benchmark

Replacement
Date

have not

occurred with

respect to

the

Compounded SOFR

Index

Rate (or

any
component

part

thereof),

the

Compounded

SOFR

Index

Rate

for

the

applicable
Interest

Period

for

which

such

SOFR

Index

value

is

not

available

shall

be

the
"Compounded

Daily

SOFR Formula

Rate"

determined in

accordance with

Condition
3(b)(ii)(E)

above

as

if

Index

Determination

had

been

specified

as

being

Not
Applicable

in

the

applicable

Final

Terms,

and

for

these

purposes:

(1)

the
"Observation

Method"

shall

be

deemed

to

be

"Observation

Shift",

and

(2)

the
"Observation

Shift

Period"

shall

be

deemed to

be

equal

to

the

Relevant Number

of
U.S.

Government

Securities

Business

Days,

as

if

those

alternative

elections

had
been made in the applicable Final Terms.
Notwithstanding anything

to

the

contrary,

if

both

a

Benchmark Transition

Event

and
its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

the
Compounded

SOFR

Index

Rate

(or

any

component

part

thereof),

the

benchmark
replacement

provisions

set

forth

in

Condition
3(b)(ix)

(
Benchmark

Discontinuation

–
SOFR
) below shall apply for the purposes of

all determinations of the Rate of Interest
in respect of the Notes.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding) the

date

on

which

0010155-0003327 UKO2:

2004375908.9

the

Notes

become so

due

and

payable,

and

such

Rate

of

Interest

shall

continue

to
apply to

the Notes

for so

long as

interest continues to

accrue thereon

as provided in
Condition
3(c)

(
Accrual of Interest ).
(G)
Screen Rate Determination

for Floating Rate Notes

– Average SOFR
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”;

(2)

“Average

SOFR”

as

the

Reference

Rate;

and

(3)

“Index
Determination” to

be “Not

Applicable”, the Rate

of Interest

for an

Interest Period

will,
subject

to

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–

SOFR
)

and

as

provided
below, be

the Average SOFR Rate with

respect to such Interest Period

plus or minus
(as indicated in the applicable Final Terms) the applicable Margin (if any).
Average

SOFR Rate
means, with respect

to an Interest

Period, the arithmetic

mean
of

SOFR

in

effect

during

such

Interest

Period

as

calculated

by

the

Agent

or

the
Calculation

Agent,

as

applicable,

on

the

relevant

Interest

Determination

Date

in
accordance with

the following formula

(and the

resulting percentage will

be rounded,
if

necessary,

to

the

nearest

fifth

decimal

place,

with

0.000005

being

rounded
upwards):
where d
o
, i , SOFR , SOFR
i
, n
i
and d
have

the

meanings

set

out

in

Condition
3(b)(ii)(E)

above.
Notwithstanding anything

to

the

contrary,

if

both a

Benchmark Transition

Event

and
its related

Benchmark Replacement Date

have occurred

with respect

to the

Average
SOFR Rate

(or any

component part

thereof), the

benchmark replacement

provisions
set forth in

Condition
3(b)(ix)

(
Benchmark Discontinuation – SOFR ) below shall apply
for the purposes of all determinations of the Rate of Interest in respect of the Notes.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes

become so

due

and

payable,

and

such

Rate

of

Interest

shall

continue

to
apply to

the Notes

for so

long as

interest continues to

accrue thereon as

provided in
Condition
3(c)

(
Accrual of Interest ).
(iii)
Minimum and/or Maximum

Rate of Interest
If

the

applicable

Final

Terms

specifies

a

Minimum

Rate

of

Interest

for

any

Interest
Period, then,

in the

event that

the Rate

of Interest

in respect

of such

Interest Period
determined

in

accordance

with

the

provisions

of

paragraph
(ii)

above

is

less

than
such Minimum

Rate of

Interest, the

Rate of

Interest for

such Interest

Period shall

be
such

Minimum

Rate

of

Interest.

If

the

applicable

Final

Terms

specifies

a

Maximum
Rate of

Interest for

any Interest

Period, then,

in the

event that

the Rate

of Interest

in
respect

of

such

Interest

Period

determined

in

accordance

with

the

provisions

of
paragraph
(ii)

above

is

greater

than

such

Maximum

Rate

of

Interest,

the

Rate

of
Interest for such Interest Period shall be such Maximum Rate of Interest.
(iv)
Determination of Rate

of Interest and

Calculation of Interest

Amounts

0010155-0003327 UKO2:

2004375908.9

The

Agent

or

the

Calculation Agent,

as

applicable, will

at

or

as

soon

as practicable
after each time

at which the

Rate of Interest

is to be

determined, determine the

Rate
of Interest for the relevant Interest Period.
The

Agent

or

the

Calculation

Agent,

as

applicable,

will

calculate

the

amount

of
interest

(the
Interest

Amount
)

payable

on

the

Floating

Rate

Notes

for

the

relevant
Interest Period by applying the Rate of Interest to:
(A)

in

the

case

of

Floating Rate

Notes

which

are

represented

by

a

Global

Note,
the aggregate

outstanding nominal amount

of the

Notes represented

by such
Global Note; or
(B)

in the case of

Floating Rate Notes in

definitive form, the

Calculation Amount;
and,

in

each

case,

multiplying such

sum

by the

applicable Day

Count

Fraction,

and
rounding

the

resultant

figure

to

the

nearest

sub-unit

of

the

relevant

Specified
Currency

half

of

any

such

sub-unit

being

rounded

upwards

or

otherwise

in
accordance with applicable market

convention. Where the Specified

Denomination of
a

Floating

Rate

Note

in

definitive

form

is

a

multiple

of

the

Calculation

Amount,

the
Interest Amount

payable in

respect of

such Note

shall be

the product

of the

amount
(determined

in

the

manner

provided

above)

for

the

Calculation

Amount

and

the
amount

by

which

the

Calculation

Amount

is

multiplied

to

reach

the

Specified
Denomination, without any further rounding.
Day Count

Fraction
means, in

respect of the

calculation of

an amount of

interest in
accordance with this Condition 3 ( Interest ):
(i)

if

"Actual/Actual (ISDA)"

or "Actual/Actual"

is specified

in the

applicable Final
Terms,

the actual

number of

days in

the Interest

Period divided

by 365

(or,

if
any portion of that Interest

Period falls in a

leap year, the

sum of (I) the

actual
number

of

days

in

that

portion

of

the

Interest

Period

falling

in

a

leap

year
divided by 366 and (II) the actual number of days in that

portion of the Interest
Period falling in a non-leap year divided by 365);
(ii)

if

"Actual/365

(Fixed)"

is

specified

in

the

applicable

Final

Terms,

the

actual
number of days in the Interest Period divided by 365;
(iii)

if

"Actual/365 (Sterling)"

is specified

in the

applicable Final

Terms,

the actual
number

of

days

in

the

Interest

Period

divided

by

365

or,

in

the

case

of

an
Interest Payment Date falling in a leap year, 366;
(iv)

if "Actual/360" is

specified in the

applicable Final Terms,

the actual number of
days in the Interest Period divided by 360;
(v)

if

"30/360",

"360/360"

or

"Bond

Basis"

is

specified

in

the

applicable

Final
Terms,

the number of days in the Interest Period divided by 360, calculated on a formula basis as follows:
[360 (Y
2

Y
1
)] [30 (M
2
M
1
)]

(D
2
D
1
)
DayCount

Fraction
where:
360

0010155-0003327 UKO2:

2004375908.9

"Y
1
" is

the year,

expressed as

a number,

in which

the first

day of

the Interest
Period falls:
"Y
2
"

is

the

year,

expressed

as

a

number,

in

which

the

day

immediately
following the last day of the Interest Period falls;
"M
1
" is

the calendar

month, expressed

as a

number,

in which

the first

day of
the Interest Period falls;
"M
2
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

day
immediately following the last day of the Interest Period falls;
"D
1
"

is the

first calendar

day,

expressed as

a number,

of the

Interest Period,
unless such number is 31, in which case D
1
will be 30; and
"D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the
last day

included in the

Interest Period, unless

such number would

be 31 and
D
1
is greater than 29, in which case D
2
will be 30;
(vi)

if

"30E/360"

or

"Eurobond

Basis"

is

specified

in

the

applicable

Final

Terms,
the

number

of

days

in

the

Interest

Period

divided

by

360,

calculated

on

a
formula basis as follows:
[360 (Y
2

Y
1
)] [30 (M
2
M
1
)]

(D
2
D
1
)
DayCount

Fraction
where:
360
"Y
1
" is

the year,

expressed as

a number,

in which

the first

day of

the Interest
Period falls:
"Y
2
"

is

the

year,

expressed

as

a

number,

in

which

the

day

immediately
following the last day of the Interest Period falls;
"M
1
" is

the calendar

month, expressed

as a

number,

in which

the first

day of
the Interest Period falls;
"M
2
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

day
immediately following the last day of the Interest Period falls;
"D
1
"

is the

first calendar

day,

expressed as

a number,

of the

Interest Period,
unless such number would be 31, in which case D
1
will be 30; and
"D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the
last day

included in

the Interest

Period, unless

such number

would be

31, in
which case D
2
will be 30; or
(vii)

if

"30E/360 (ISDA)"

is specified

in

the

applicable Final

Terms,

the

number of
days

in

the

Interest

Period

divided

by

360,

calculated on

a

formula

basis

as
follows:
DayCount

Fraction
[360 (Y
2

Y
1
)] [30 (M
2
M
1
)]

(D
2
D
1
)
360

0010155-0003327 UKO2:

2004375908.9

where:
"Y
1
" is

the year,

expressed as

a number,

in which

the first

day of

the Interest
Period falls:
"Y
2
"

is

the

year,

expressed

as

a

number,

in

which

the

day

immediately
following the last day of the Interest Period falls;
"M
1
" is

the calendar

month, expressed

as a

number,

in which

the first

day of
the Interest Period falls;
"M
2
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

day
immediately following the last day of the Interest Period falls;
"D
1
"

is the

first calendar

day,

expressed as

a number,

of the

Interest Period,
unless (i) that day is

the last day of February or

(ii) such number would be 31,
in which case D1 will be 30; and
"D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the
last

day

included

in

the

Interest

Period,

unless

(i)

that

day

is

the

last

day

of
February but not the Maturity Date or (ii)

such number would be 31 and D
2
will
be 30.
(v) Linear Interpolation
Where Linear

Interpolation is

specified as

applicable in

respect of

an Interest

Period
in

the

applicable

Final

Terms,

the

Rate

of

Interest

for

such

Interest

Period

shall

be
calculated by the Agent

or the Calculation Agent,

as applicable, by straight

line linear
interpolation by

reference to two

rates based

on the relevant

Reference Rate (where
Screen

Rate Determination

is

specified

as applicable

in

the

applicable Final

Terms)
or

the

relevant

Floating

Rate

Option

(where

ISDA

Determination

is

specified

as
applicable in

the applicable

Final Terms),

one of

which shall

be determined

as if

the
Designated Maturity were the period of time for

which rates are available next shorter
than

the

length

of

the

relevant

Interest

Period

and

the

other

of

which

shall

be
determined as

if the

Designated Maturity

were the

period of

time for

which rates

are
available next longer than the length of

the relevant Interest Period provided however
that if

there is

no rate

available for

a period

of time

next shorter

or,

as the

case may
be,

next

longer,

then

the

Agent

or

the

Calculation

Agent,

as

applicable,

shall
determine

such

rate

at

such

time

and

by

reference

to

such

sources

as

an
independent

adviser,

appointed

by

the

Issuer

and

acting

in

good

faith

and

in

a
commercially reasonable manner as an expert, determines appropriate.
Designated Maturity
means, in relation

to Screen Rate

Determination, the period

of
time designated in the Reference Rate.
(vi)
Notification of Rate

of Interest and

Interest Amounts
(A)

Except where “Screen

Rate Determination” is specified

in the applicable

Final
Terms

as

the

manner

in

which

the

Rate

of

Interest

is

to

be

determined and
“Overnight Rate”

is specified in

the applicable

Final Terms

to be

“Applicable”,
the

Agent

or

the

Calculation

Agent,

as

applicable,

will

cause

the

Rate

of
Interest

and

each

Interest

Amount

for

each

Interest

Period

and

the

relevant
Interest Payment Date to

be notified to

the Issuer and any

stock exchange on
which the relevant Floating Rate Notes are for the time being listed and notice

0010155-0003327 UKO2:

2004375908.9

thereof to

be published in

accordance with Condition
12

(
Notices
) as

soon as
possible after

their determination

but in

no event

later than

the fourth

London
Business Day thereafter.

Each Interest Amount and Interest

Payment Date so
notified

may

subsequently

be

amended

(or

appropriate

alternative
arrangements made by way

of adjustment) without

prior notice in the

event of
an extension or shortening of the Interest Period. Any such amendment will be promptly notified to

each stock

exchange on which

the relevant

Floating Rate
Notes are

for the

time being

listed and

to the

Noteholders in

accordance with
Condition
12

(
Notices
).

For

the

purposes

of

this

paragraph,

the

expression
London Business

Day
means a day (other

than a Saturday or

a Sunday) on
which banks

and foreign

exchange markets

are open

for general

business in
London.
(B)

Where “Screen Rate

Determination” is specified

in the applicable

Final Terms
as

the

manner

in

which

the

Rate

of

Interest

is

to

be

determined

and
“Overnight Rate”

is specified

in the

applicable Final Terms

to be

“Applicable”,
the

Agent

or

the

Calculation

Agent,

as

applicable,

will

cause

the

Rate

of
Interest

and

each

Interest

Amount

for

each

Interest

Period

and

the

relevant
Interest Payment Date to

be notified to

the Issuer and

any stock exchange on
which the relevant Floating Rate Notes are for the

time being listed and notice
thereof to

be published in

accordance with Condition

12 (
Notices
) as

soon as
possible

after

their

determination

but

in

no

event

later

than

(1)

where

the
applicable

Final

Terms

specifies

the

Reference Rate

as

“Compounded

Daily
SONIA”,

the

second

London

Banking

Day

thereafter

or

(2)

where

the
applicable

Final

Terms

specifies

the

Reference Rate

as

“Compounded

Daily
SOFR” or “Average SOFR”, the

second U.S. Government Securities Business
Day

thereafter.

Each Rate

of Interest,

Interest

Amount and

Interest

Payment
Date

so

notified

may

subsequently

be

amended

(or

appropriate

alternative
arrangements made by way

of adjustment) without

prior notice in the

event of
an

extension

or

shortening

of

the

relevant

Interest

Period.

Any

such
amendment or alternative arrangements will promptly be notified to each stock exchange

on

which

the

relevant

Floating

Rate

Notes

are

for

the

time

being
listed and to the Noteholders in accordance with Condition 12 ( Notices ).
(vii) Certificates to be Final
All

certificates,

communications,

opinions,

determinations,

calculations,

quotations
and decisions given,

expressed, made or

obtained for the

purposes of the

provisions
of this Condition
3(b)

(
Interest on Floating Rate

Notes
) by the

Agent, an Independent
Adviser

(as

defined

below)

or

the

Calculation

Agent,

as

applicable,

shall

(in

the
absence

of

wilful

default,

bad

faith

or

manifest

error)

be

binding

on

the

Issuer,

the
Issuer’s designee (as

defined below), the

Guarantor (in the

case of Notes

having the
benefit of

the Guarantee), the

Agent, the Calculation

Agent, the other

Paying Agents
and all Noteholders

and Couponholders and (in

the absence as

aforesaid) no liability
to

the Issuer,

the Issuer’s

designee, the

Guarantor (in

the

case of

Notes having

the
benefit of

the Guarantee),

the

Noteholders or

the

Couponholders shall

attach to

the
Agent, an Independent Adviser or

the Calculation Agent, as

applicable, in connection
with the

exercise or

non-exercise by

it of

its powers,

duties and

discretions pursuant
to such provisions.
(viii) Benchmark Discontinuation
Notwithstanding

the

foregoing

provisions

of

this

Condition

3(b)

(
Interest

on

Floating
Rate Notes ), if:

0010155-0003327 UKO2:

2004375908.9

(1)

the

Reference

Rate

specified

in

the

applicable

Final

Terms

is

neither
Compounded Daily SOFR nor Average SOFR; and
(2)

the

Issuer

determines

that

a

Benchmark

Event

(as

defined

below)

has
occurred

in

relation

to

a

Reference

Rate

at

any

time

when

any

Rate

of
Interest

(or

the

relevant

component

thereof)

remains

to

be

determined

by
reference to such Reference Rate,
then the following

provisions shall apply:
(A)

the Issuer shall use reasonable endeavours to appoint, as soon as reasonably practicable, an

Independent Adviser

(as defined

below) to

determine (without
any

requirement

for

any

consent

or

approval

of

the

Noteholders

or

the
Couponholders),

no

later

than

10

days

prior

to

the

relevant

Interest
Determination

Date

relating

to

the

next

succeeding

Interest

Period

(the
IA
Determination

Cut-off

Date
),

a

Successor

Rate

(as

defined

below)

or,
alternatively,

if there is no

Successor Rate, an Alternative

Reference Rate (as
defined below),

and in

either case

an Adjustment

Spread (as

defined below),
for

the

purposes

of

determining

the

Rate

of

Interest

(or

the

relevant
component part thereof) applicable to the Notes;
(B)

if

a

Successor

Rate

or,

failing

which,

an

Alternative

Reference

Rate

(as
applicable)

is

determined

in

accordance

with

paragraph

(A)

above,

such
Successor

Rate

or,

failing

which,

such

Alternative

Reference

Rate

(as
applicable) shall be the Reference

Rate for each of the

future Interest Periods
for

which

the

Rate

of

Interest

(or

the

relevant

component

thereof)

was
otherwise

to

be

determined

by

reference

to

the

relevant

Reference

Rate
(subject to the subsequent operation of, and to

adjustment as provided in, this
Condition 3(b)(viii) ( Benchmark Discontinuation ));
(C)

if the

Independent Adviser

determines a

Successor Rate

or,

failing which,

an
Alternative

Reference

Rate

(as

applicable)

in

accordance

with

the

above
provisions,

the

Independent

Adviser,

following

consultation

with

the

Issuer,
may also specify

changes to these

Conditions, including but

not limited to

the
Day

Count

Fraction,

Relevant

Screen

Page,

Specified

Time,

Business

Day
Convention,

Business

Day,

Interest

Determination

Date,

Reference

Banks,
Additional Business Centre

and/or the definition

of Reference Rate

applicable
to the

Notes, and/or the

method for

determining the fallback

to the

Reference
Rate in relation to the Notes,

in each case in order to follow

market practice in
relation

to

the

Successor

Rate

or

the

Alternative

Reference

Rate

(as
applicable).

If

a

Successor

Rate

or

Alternative

Rate

is

determined

in
accordance

with

the

foregoing

provisions,

the

Independent

Adviser

(in
consultation

with

the

Issuer)

will

determine

the

Adjustment

Spread

to

be
applied to

such Successor

Rate or

Alternative Rate

(as the

case may

be) for
each

subsequent

determination

of

a

relevant

Rate

of

Interest

(or

a

relevant
component

part

thereof)

by

reference

to

such

Successor

Rate

or

Alternative
Rate (as

applicable). For

the avoidance

of doubt,

the Issuer

shall be

obliged,
and the

Issuer shall

direct the

Agent (if

applicable) who

(upon such

direction)
shall

be

obliged,

in

each

case

without

the

requirement

for

any

consent

or
approval

of

the

Noteholders

or

the

Couponholders,

to

use

its

reasonable
endeavours to

effect

such amendments

to

the Agency

Agreement and

these
Conditions,

as

applicable,

as

may

be

specified

by

the

Independent

Adviser
following

consultation

with

the

Issuer

in

order

to

give

effect

to

this

Condition
3(b)(viii)(C)

(such

amendments,

the
Benchmark

Amendments
).

For

the

0010155-0003327 UKO2:

2004375908.9

avoidance of doubt, no Noteholder or Couponholder consent shall be required
in

connection

with

effecting

the

Benchmark

Amendments

or

such

other
changes, including for

the execution of

any documents, amendments

or other
steps by

the Issuer,

the Guarantor

(in the

case of

Notes having

the benefit

of
the

Guarantee)

or

the

Agent

(if

required).

Notwithstanding

the

foregoing
provisions

of

this

Condition,

the

Agent

shall

not

be

required

to

agree

to

the
amendments

and

changes

referred

to

above

that

in

the

Agent’s

opinion,
acting reasonably and in good faith, imposes more onerous obligations upon it
or

exposes

it

to

additional

duties,

responsibilities

or

liability,

or

reduces

or
amends

the

protective

provisions

afforded

to

the

Agent

in

the

Agency
Agreement.
(D)

the

Issuer

shall

promptly,

following

the

determination of

any

Successor Rate
or

Alternative

Reference

Rate

(as

applicable),

the

applicable

Adjustment
Spread

and

the

specific

terms

of

any

Benchmark

Amendments

give

notice
thereof

to

the

Agent

and,

in

accordance

with

Condition

12

(
Notices
),

the
Noteholders and the Couponholders (which notice shall be irrevocable);
(E)

if

a

Successor

Rate

or

an

Alternative

Reference

Rate

or,

in

either

case,

the
applicable Adjustment

Spread, is

not

determined by

an

Independent

Adviser
in accordance with the above

provisions prior to the relevant

IA Determination
Cut-off

Date,

then

the

Rate

of

Interest

for

the

next

Interest

Period

shall

be
determined

by

reference

to

the

original

Reference

Rate

and

the

fallback
provisions

set

out

in

Condition
3(b)(ii)
(B),

(C)

or

(D),

as

applicable;

for

the
avoidance

of

doubt,

in

such

circumstances

the

Rate

of

Interest

for

any
subsequent Interest

Periods shall

be

subject to

the

subsequent operation

of,
and

to

adjustment

as

provided

in,

this

Condition

3(b)(viii)

(
Benchmark
Discontinuation ); and
(F)

an

Independent

Adviser

appointed

pursuant

to

this

Condition

3(b)(viii)
(
Benchmark

Discontinuation
)

shall

act

in

good

faith

and

in

a

commercially
reasonable

manner

and

in

accordance

with

the

provisions

of

this

Condition
3(b)(viii)

(
Benchmark

Discontinuation
)

in

respect

of

any

determination

made
by it pursuant to this Condition 3(b)(viii) ( Benchmark Discontinuation ).
The

occurrence

of

a

Benchmark

Event

shall

be

determined

by

the

Issuer

and
promptly

notified

by

the

Issuer

to

the

Agent,

the

Calculation

Agent

and

the

Paying
Agents. For

the avoidance

of doubt,

none of

the Agent,

the Calculation

Agent or

the
Paying Agents shall have any responsibility for making such determination.
For the purposes

of this Condition 3(b)(viii)

(
Benchmark Discontinuation ):
Adjustment

Spread
means

the

spread

(which

may

be

positive,

negative

or

zero),
quantum or

formula or

methodology for

calculating a

spread, which

the Independent
Adviser

(in

consultation

with

the

Issuer)

determines

is

required

to

be

applied

to

the
Successor Rate

or the

Alternative Reference

Rate (as

applicable) and

is the

spread,
quantum, formula or methodology which:
(1)

in

the

case

of

a

Successor

Rate,

is

formally

recommended

in

relation

to

the
replacement

of

the

Reference

Rate

with

the

Successor

Rate

by

any

Relevant
Nominating Body (as defined below); or
(2)

in the

case of

a Successor

Rate for

which no

such recommendation

as referred
to in (1) above has been made, or in the case of an Alternative Reference

Rate,

0010155-0003327 UKO2:

2004375908.9

the

Independent

Adviser

(in

consultation

with

the

Issuer)

determines

is
recognised or acknowledged as being in customary market usage in international debt

capital

markets

transactions

which

reference

the

Reference

Rate,

where
such rate has been replaced by the

Successor Rate or the Alternative Reference
Rate (as applicable); or
(3)

if the

Independent Adviser determines

that neither

(1) nor

(2) above

applies, the
Independent Adviser (in

consultation with the

Issuer) in

its discretion determines
(acting

in

good

faith

and

in

a

commercially

reasonable

manner)

to

be
appropriate;
Alternative

Reference

Rate
means

the

rate

that

the

Independent

Adviser

(in
consultation

with

the

Issuer)

determines

(acting

in

good

faith

and

in

a

commercially
reasonable manner)

has replaced

the relevant

Reference Rate

in customary

market
usage

in

the

international

debt

capital

markets

for

the

purposes

of

determining
floating

rates

of

interest

(or

the

relevant

component

thereof)

in

respect

of

bonds
denominated

in the

Specified Currency

and with

an

interest period

of

a comparable
duration to the relevant Interest Period, or,

if the Independent Adviser (in consultation
with

the

Issuer)

determines

that

there

is

no

such

rate,

such

other

rate

as

the
Independent Adviser (in consultation

with the Issuer) determines

in its sole discretion
is most comparable to the relevant Reference Rate;
Benchmark Event
means, with respect

to a Reference

Rate:
(1)

the

Reference

Rate

(A)

ceasing

to

be

published

for

a

period

of

at

least

five
consecutive Business Days or (B) ceasing to exist or be administered;

or
(2)

the

later

of

(A)

the

making

of

a

public

statement

by

the

administrator

of

such
Reference Rate

that it

will, on

or before

a specified

date, cease

publishing such
Reference

Rate

permanently

or

indefinitely

(in

circumstances

where

no
successor administrator has been appointed that will continue publication of such
Reference

Rate)

and

(B)

the

date

falling

six

months

prior

to

the

specified

date
referred to in (2)(A); or
(3)

the

making

of

a public

statement by

the

supervisor of

the

administrator of

such
Reference Rate

that such

Reference Rate

has been

permanently or

indefinitely
discontinued; or
(4)

the

later

of

(A)

the

making

of

a

public

statement

by

the

supervisor

of

the
administrator of such Reference Rate that such Reference Rate will, on or before
a

specified

date,

be

permanently

or

indefinitely

discontinued

and

(B)

the

date
falling six months prior to the specified date referred to in (4)(A); or
(5)

the

later

of

(A)

the

making

of

a

public

statement

by

the

supervisor

of

the
administrator

of

such

Reference

Rate

that

means

such

Reference

Rate

will

be
prohibited from being used or that its use will be subject to restrictions or adverse consequences,

in

each

case

on

or

before

a

specified

date

and

(B)

the

date
falling six months prior to the specified date referred to in (5)(A); or
(6)

a public statement by the supervisor of

the administrator of such Reference Rate
that,

in

the

view

of

such

supervisor,

such

Reference

Rate

is

no

longer
representative of its underlying market; or

0010155-0003327 UKO2:

2004375908.9

(7)

the later

of (A)

a public

statement by

the supervisor

of the

administrator of

such
Reference Rate that, in the view of such supervisor, such Reference Rate will, as of a

specified date,

no longer

be representative

of its

underlying market

and (B)
the date falling six months prior to the specified date referred to in (7)(A); or
(8)

it

has,

or

will

prior

to

the

next

Interest

Determination Date

become

unlawful for
the

Issuer,

the

Agent,

the

Calculation

Agent,

any

other

party

specified

in

the
applicable Final

Terms

as

being

responsible for

calculating the

Rate of

Interest
or

any

Paying

Agent

to

calculate

any

payments

due

to

be

made

to

any
Noteholder or Couponholder using such Reference Rate;
Independent

Adviser
means

an

independent

financial

institution

of

international
repute

or

other

independent

financial

adviser

experienced

in

the

international

debt
capital markets,

in each

case appointed

by the

Issuer at

its own

expense. For

the
avoidance

of

doubt,

neither

the

Agent

nor

the

Calculation

Agent

shall

act

as

the
Independent Adviser unless it accepts such appointment

in writing;
Relevant Nominating Body
means, in respect

of a Reference Rate:
(1)

the

central

bank

for

the

currency

to

which

the

Reference

Rate

relates,

or

any
central

bank

or

other

supervisory

authority

which

is

responsible

for

supervising
the administrator of the Reference Rate; or
(2)

any

working

group

or

committee

sponsored

by,

chaired

or

co-chaired

by

or
constituted

at

the

request

of

(a)

the

central

bank

for

the

currency

to

which

the
Reference Rate relates, (b) any central bank or other supervisory authority which is

responsible

for

supervising

the

administrator

of

the

Reference

Rate,

(c)

a
group of the aforementioned central banks or other supervisory authorities, or (d)
the Financial Stability Board or any part thereof; and
Successor

Rate
means the

rate

that

the

Independent Adviser

(in

consultation

with
the

Issuer)

determines

(acting

in

good

faith

and

in

a

commercially

reasonable
manner)

is

a

successor

to

or

replacement

of

the

Reference

Rate

which

is

formally
recommended by any Relevant Nominating Body.
(ix)
Benchmark Discontinuation –

SOFR
Notwithstanding the

foregoing

provisions

of

this Condition

3(b)

(
Interest on

Floating
Rate Notes ), if:
(1)

the

Reference

Rate

specified

in

the

applicable

Final

Terms

is

either
Compounded Daily SOFR or Average SOFR; and
(2)

any

Rate

of

Interest

(or

any

component

part

thereof)

remains

to

be
determined by reference to the Benchmark,
then the following

provisions shall apply:
(A) Benchmark Replacement
If

the Issuer

or

its

designee determines

prior to

the

Reference Time

on the

relevant
Interest

Determination

Date

that

a

Benchmark

Transition

Event

and

its

related
Benchmark

Replacement

Date

have

occurred

with

respect

to

the

then-current
Benchmark, the Benchmark Replacement

will replace the

then-current Benchmark for

0010155-0003327 UKO2:

2004375908.9

all purposes relating to the Notes in respect of all determinations on such date and all determinations on all subsequent dates (subject to any

subsequent application of this
Condition
3(b)(ix)

with respect to such Benchmark Replacement).
In

the

event

that

the

Issuer

or

its

designee

is

unable

to,

or

does

not,

determine

a
Benchmark

Replacement,

or

a

Benchmark

Replacement

is

not

implemented

in
accordance with this Condition
3(b)(ix)
, prior to 5:00 p.m. (New York

City time) on the
relevant

Interest

Determination

Date,

the

Rate

of

Interest

for

the

relevant

Interest
Period shall be:
(1)

that determined

as at

the last

preceding Interest

Determination Date

(though
substituting,

where

a

different

Margin,

Maximum

Rate

of

Interest

and/or
Minimum Rate

of Interest

is to

be applied to

the relevant Interest

Period from
that which applied to the

last preceding Interest Period, the Margin,

Maximum
Rate

of

Interest

and/or

Minimum

Rate

of

Interest

(as

the

case

may

be)
relating to the

relevant Interest Period, in

place of the

Margin, Maximum Rate
of Interest and/or Minimum Rate of

Interest (as applicable) relating to that

last
preceding Interest Period); or
(2)

if

there

is

no

such

preceding

Interest

Determination

Date,

the

initial

Rate

of
Interest which would have been applicable to such Series of Notes for the first scheduled

Interest

Period

had

the

Notes

been

in

issue

for

a

period

equal

in
duration

to

the

first

scheduled Interest

Period

but

ending

on

(and

excluding)
the Interest Commencement Date (and applying the Margin and,

if applicable,
any Maximum Rate

of Interest and/or

Minimum Rate of

Interest, applicable to
the first scheduled Interest Period).
(B)
Benchmark Replacement

Conforming Changes
In connection with the implementation of a Benchmark Replacement, the Issuer or its designee will

have the

right to

make Benchmark

Replacement Conforming

Changes
from time to time.
The Issuer

shall be

obliged, and

the Issuer

shall direct

the Agent

(if applicable)

who
(upon such

direction) shall

be obliged,

in each

case without

the requirement

for any
consent or

approval of

the Noteholders

or the

Couponholders, to

use its

reasonable
endeavours

to

effect

any

Benchmark Replacement

Conforming Changes

(including,
inter alia
, by the

execution of a supplemental

Agency Agreement). For the avoidance
of doubt, no Noteholder or Couponholder consent shall be required in connection with effecting the

Benchmark Replacement

Conforming Changes

or such

other changes,
including

for

the

execution

of

any

documents,

amendments

or

other

steps

by

the
Issuer,

the

Guarantor

(in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

or
the Agent (if required).
Notwithstanding

the

foregoing

provisions

of

this

Condition,

the

Agent

shall

not

be
required

to

agree

to

the

amendments

and

changes

referred

to

above

that

in

the
Agent’s

opinion,

acting

reasonably

and

in

good

faith,

imposes

more

onerous
obligations

upon

it

or

exposes

it

to

additional

duties,

responsibilities

or

liability,

or
reduces

or

amends

the

protective

provisions

afforded

to

the

Agent

in

the

Agency
Agreement.
(C) Decisions and Determinations

0010155-0003327 UKO2:

2004375908.9

Any

determination,

decision

or

election

that

may

be

made

by

the

Issuer

or

its
designee

pursuant

to

this

Condition
3(b)(ix)
,

including

(without

limitation)

any
determination with respect to

a tenor,

rate or adjustment or

of the occurrence or

non-
occurrence of an event, circumstance or date and any

decision to take or refrain from
taking

any

action

or

any

selection,

will

be

conclusive

and

binding

absent

manifest
error,

may

be

made

in

the

Issuer's

or

its

designee's

sole

discretion

(as

applicable),
and,

notwithstanding

anything

to

the

contrary

in

these

Conditions,

shall

become
effective

without

any

requirement

for

the

consent

or

approval

of

Noteholders,
Couponholders

or

any

other

party.

Neither

the

Agent

nor

the

Calculation

Agent

(if
applicable) shall have any responsibility to make any such

determinations or exercise
discretion with respect to the foregoing.
In connection with any Benchmark Replacement Conforming Changes in accordance
with this Condition
3(b)(ix)
, if and for so long as the Notes are

admitted to trading and
listed on the

official list of

a stock exchange,

the Issuer shall

comply with the

rules of
that stock exchange.
The

Agent

and the

Calculation Agent

(if

applicable) shall

be

entitled to

conclusively
rely on

any determination

made by

the Issuer

or its

designee and,

in the

absence of
fraud,

negligence

or

wilful

default,

will

have

no

liability

for

actions

taken

at

the
direction of the Issuer or its designee.
(D) Notice and Certification
Any Benchmark Replacement

Conforming Changes determined under

this Condition
3(b)(ix)

shall be notified promptly

by the Issuer

to the Agent,

the Calculation Agent (if
applicable)

and,

in

accordance

with

Condition

12

(
Notices
),

the

Noteholders.

Such
notice

shall

be

irrevocable

and

shall

specify

the

effective

date

of

such

Benchmark
Replacement Conforming Changes.
(E) Definitions
In this Condition
3(b)(ix):
Benchmark
means,

initially,

SOFR

(provided

that

if

a

Benchmark

Transition

Event
and

its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

SOFR
(or

the

published

daily

SOFR

used

in

the

calculation

thereof)

or

any

Benchmark
which

has

replaced

it

in

accordance

with

this

Condition
3(b)(ix)
,

then

the

term
" Benchmark " means the applicable Benchmark Replacement);
Benchmark Replacement means the first alternative set forth in the order below that can be

determined by

the Issuer

or its

designee as

of the

Benchmark Replacement
Date:
(1)

the

sum

of:

(I)

the

alternate

rate

of

interest

that

has

been

selected

or
recommended

by

the

Relevant

Governmental

Body

as

the

replacement

for
the

then-current

Benchmark

and

(II)

the

Benchmark

Replacement
Adjustment;
(2)

the

sum of:

(I) the

ISDA Fallback

Rate and

(II) the

Benchmark Replacement
Adjustment; or
(3)

the

sum

of:

(I)

the

alternate

rate

of

interest

that

has

been

selected

by

the
Issuer

or

its

designee

as

the

replacement

for

the

then-current

Benchmark

0010155-0003327 UKO2:

2004375908.9

giving

due

consideration

to

any

industry-accepted

rate

of

interest

as

a
replacement

for

the

then-current

Benchmark

for

U.S.

dollar

denominated
floating

rate

notes

at

such

time

and

(II)

the

Benchmark

Replacement
Adjustment;
Benchmark

Replacement

Adjustment
means

the

first

alternative

set

forth

in

the
order

below

that

can

be

determined

by

the

Issuer

or

its

designee

as

of

the
Benchmark Replacement Date:
(1)

the spread

adjustment, or

method for

calculating or

determining such

spread
adjustment, (which may be a positive or negative value or zero) that has been
selected

or

recommended

by

the

Relevant

Governmental

Body

for

the
applicable Unadjusted Benchmark Replacement;
(2)

if

the

applicable

Unadjusted

Benchmark

Replacement

is

equivalent

to

the
ISDA Fallback Rate, then the ISDA Fallback Adjustment; or
(3)

the

spread

adjustment

(which

may

be

a

positive

or

negative

value

or

zero)
that has

been selected by

the Issuer

or its

designee giving due

consideration
to

any

industry-accepted

spread

adjustment,

or

method

for

calculating

or
determining such

spread adjustment,

for the

replacement of

the then-current
Benchmark with

the applicable Unadjusted

Benchmark Replacement for

U.S.
dollar denominated floating rate notes at such time;
Benchmark

Replacement

Conforming

Changes
means,

with

respect

to

any
Benchmark

Replacement,

any

technical,

administrative

or

operational

changes
(including

changes

to

the

definition

of

Interest

Period,

timing

and

frequency

of
determining rates and making

payments of interest, rounding

amounts or tenors, and
other

administrative

matters)

that

the

Issuer

or

its

designee

decides

may

be
appropriate

to

reflect

the

adoption

of

such

Benchmark

Replacement

in

a

manner
substantially consistent with

market practice

(or,

if the

Issuer or

its designee

decides
that adoption of any

portion of such market practice

is not administratively feasible

or
if

the

Issuer

or

its

designee

determines

that

no

market

practice

for

use

of

the
Benchmark Replacement

exists, in

such other

manner as

the Issuer

or its

designee
determines is reasonably necessary);
Benchmark

Replacement

Date
means the

earliest to

occur of

the following

events
with respect to

the then-current Benchmark

(including the daily

published component
used in the calculation thereof):
(1)

in the

case of

paragraph (1)

or (2)

of the

definition of

"Benchmark Transition
Event",

the

later

of

(1)

the

date

of

the

public

statement

or

publication

of
information referenced

therein and

(2) the

date on

which the

administrator of
the Benchmark

permanently or

indefinitely ceases

to provide

the Benchmark
(or such component); or
(2)

in the case of paragraph (3) of

the definition of "Benchmark Transition Event",
the

date

of

the

public

statement

or

publication

of

information

referenced
therein.
For

the

avoidance of

doubt,

if

the

event

giving rise

to

the

Benchmark

Replacement
Date occurs on the same day as, but earlier than, the Reference Time on the relevant
Interest

Determination

Date,

the

Benchmark

Replacement

Date

will

be

deemed

to
have occurred prior to the Reference Time for such determination;

0010155-0003327 UKO2:

2004375908.9

Benchmark Transition

Event
means the occurrence of one or

more of the following
events

with

respect

to

the

then-current

Benchmark

(including

the

daily

published
component used in the calculation thereof):
(1)

a

public

statement

or

publication

of

information

by

or

on

behalf

of

the
administrator

of

the

Benchmark

(or

such

component)

announcing

that

such
administrator

has

ceased

or

will

cease

to

provide

the

Benchmark

(or

such
component),

permanently

or

indefinitely,

provided

that,

at

the

time

of

such
statement or publication, there is no successor administrator that will continue
to provide the Benchmark (or such component);
(2)

a

public

statement

or

publication

of

information

by

the

regulatory

supervisor
for the administrator of

the Benchmark (or such

component), the central bank
for the currency of the

Benchmark (or such component), an insolvency official
with

jurisdiction

over

the

administrator

for

the

Benchmark

(or

such
component),

a

resolution

authority

with

jurisdiction

over

the

administrator for
the

Benchmark

(or

such

component)

or

a

court

or

an

entity

with

similar
insolvency or resolution authority over the administrator for the Benchmark (or such

component),

which

states

that

the

administrator

of

the

Benchmark

(or
such component) has ceased or will cease to provide the Benchmark (or such component)

permanently

or

indefinitely,

provided

that,

at

the

time

of

such
statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or
(3)

a

public

statement

or

publication

of

information

by

the

regulatory

supervisor
for the

administrator of

the Benchmark

announcing that

the Benchmark

is no
longer representative;
designee
means an affiliate or any

other agent of the

Issuer;
ISDA

Definitions
means

the

2006

ISDA

Definitions

published

by

ISDA

or

any
successor thereto, as amended or

supplemented from time to time,

or any successor
definitional booklet for interest rate derivatives published from time to time;
ISDA

Fallback Adjustment
means the

spread adjustment (which

may be

a positive
or

negative

value

or

zero)

that

would

apply

for

derivatives

transactions

referencing
the

ISDA

Definitions

to

be

determined

upon

the

occurrence

of

an

index

cessation
event with respect to the Benchmark;
ISDA

Fallback

Rate
means

the

rate

that

would

apply

for

derivatives

transactions
referencing

the

ISDA

Definitions

to

be

effective

upon

the

occurrence

of

an

index
cessation date

with respect

to

the Benchmark

for the

applicable tenor

excluding the
applicable ISDA Fallback Adjustment;
Reference Time with respect to any determination of the Benchmark means (1) if the
Benchmark

is

SOFR,

3:00

p.m.

(New

York

City

time)

or

such

other

time

as

is
reasonably

agreed

between

the

Issuer

or

its

designee

and

the

Agent

or

the
Calculation

Agent,

as

applicable

and

(2)

if

the

Benchmark

is

not

SOFR,

the

time
determined

by

the

Issuer

or

its

designee

in

accordance

with

the

Benchmark
Replacement Conforming Changes;
Relevant

Governmental

Body
means

the

Federal

Reserve

Board

and/or

the
Federal Reserve Bank of New York, or a committee officially endorsed or convened

0010155-0003327 UKO2:

2004375908.9

by the

Federal Reserve Board

and/or the Federal

Reserve Bank of

New York

or any
successor thereto;
SOFR
with

respect

to

any

day

means

the

Secured

Overnight

Financing

Rate
published

for

such

day

by

the

SOFR

Administrator

on

the

SOFR

Administrator's
Website;
SOFR Administrator
means the Federal Reserve Bank of New York

(or a successor
administrator of SOFR);
SOFR Administrator's

Website
means the website

of the Federal

Reserve Bank of
New York, or any successor source; and
Unadjusted

Benchmark

Replacement
means

the

Benchmark

Replacement
excluding the Benchmark Replacement Adjustment.
(c)

Accrual of Interest
Each

Note

(or

in

the

case

of

the

redemption

of

part

only

of

a

Note,

that

part

only

of

such
Note) will

cease to

bear interest

(if any)

from the

date for

its redemption

unless payment

of
principal is improperly withheld or refused. In such event, interest will continue to accrue until whichever is the earlier of:
(i)

the date on which

all amounts due in

respect of such Note

have been paid; and
(ii)

five days after the

date on which the

full amount of the

moneys payable in respect

of
such Note has been received by the Agent and notice to that effect has been given to the Noteholders in accordance with Condition
12

(
Notices ).
4.

Payments
(a)

Method of Payment
Subject as provided

below:
(i)

payments

in

a

Specified

Currency

other

than

euro

will

be

made

by

transfer

to

an
account

in

the

relevant

Specified

Currency

maintained

by

the

payee

with,

or

at

the
option of

the payee by

a cheque in

such Specified Currency

drawn on, a

bank in

the
principal

financial

centre

of

the

country

of

such

Specified

Currency

(which,

if

the
Specified Currency is New Zealand dollars, shall be Auckland);

and
(ii)

payments

in euro

will be

made by

credit

or transfer

to

a euro

account (or

any other
account

to

which

euro

may

be

credited

or

transferred)

specified

by

the

payee

or

at
the option of the payee, by a euro cheque.
Payments

will be

subject in

all

cases to

any fiscal

or

other laws

and regulations

applicable
thereto

in

the

place

of

payment,

but

without

prejudice

to

the

provisions

of

Condition
6
( Taxation ).
(b)

Presentation of definitive

Notes and Coupons
Payments of principal in respect of

definitive Notes will (subject as provided below)

be made
in the

manner provided in

paragraph
(a) above

only against

presentation and surrender

(or,
in the case of part payment of

any sum due, endorsement)

of definitive Notes, and payments

0010155-0003327 UKO2:

2004375908.9

of

interest

in

respect

of

definitive

Notes

will

(subject

as

provided

below)

be

made

as
aforesaid

only

against

presentation

and

surrender

(or,

in

the

case

of

part

payment

of

any
sum due, endorsement) of Coupons, in each case at the specified office of any Paying Agent outside

the

United

States

(which

expression,

as

used

herein,

means

the

United

States

of
America (including the States and the District of Columbia and its possessions)).
Fixed

Rate

Notes

in

definitive

form

should

be

presented

for

payment

together

with

all
unmatured

Coupons

appertaining

thereto

(which

expression

shall

for

this

purpose

include
Coupons falling

to

be

issued on

exchange

of matured

Talons),

failing which

the

amount

of
any missing unmatured Coupon (or,

in the case of payment not

being made in full, the same
proportion

of

the

amount

of

such missing

unmatured

Coupon as

the

sum

so

paid

bears to
the sum

due) will

be deducted

from the

sum due

for payment.

Each amount

of principal

so
deducted

will

be

paid

in

the

manner

mentioned

above

against

surrender

of

the

relative
missing

Coupon

at

any

time

before

the

expiry

of

10

years

after

the

Relevant

Date

(as
defined in

Condition
6

(
Taxation
)) in

respect of

such principal

(whether or

not such

Coupon
would

otherwise

have

become

void

under

Condition 7

(
Prescription
))

or,

if

later,

five

years
from

the

date

on

which

such

Coupon

would

otherwise

have

become

due,

but

in

no

event
thereafter.
Upon any Fixed Rate Note in definitive form becoming due and repayable prior to its Maturity
Date,

all

unmatured

Talons

(if

any)

appertaining

thereto

will

become

void

and

no

further
Coupons will be issued in respect thereof.
Upon

the

date

on

which

any

Floating

Rate

Note

in

definitive

form

becomes

due

and
repayable, unmatured Coupons and Talons (if any) relating thereto (whether or not attached)
shall become

void

and no

payment or,

as the

case may

be, exchange

for further

Coupons
shall be made in respect thereof.
If the due date for redemption of any definitive Note is not an Interest Payment Date, interest
(if any) accrued in respect

of such Note from (and including) the

preceding Interest Payment
Date

or,

as

the

case

may

be,

the

Interest

Commencement

Date

shall

be

payable

only
against surrender of the relevant definitive Note.
(c)

Payments in respect

of global Notes
Payments

of

principal

and

interest

(if

any)

in

respect

of

Notes

represented

by

any

global
Note will

(subject as

provided below)

be made

in the

manner specified

above in

relation to
definitive

Notes

or

otherwise

in

the

manner

specified

in

the

relevant

global

Note,

where
applicable against presentation or surrender,

as the case may be,

of such global Note at

the
specified office of any Paying Agent outside the United States.
A

record

of

each

payment

made

against

presentation

or

surrender

of

such

global

Note,
distinguishing between

any payment

of principal

and any

payment of

interest, will

be made
on such global Note either by the Paying Agent to which it was presented or in the records of
Euroclear and Clearstream, Luxembourg, as applicable.
(d)

General provisions applicable

to payments
The holder

of a global

Note shall be

the only person

entitled to receive

payments in respect
of

Notes

represented

by

such

global

Note

and

the

Issuer

or,

as

the

case

may

be,

the
Guarantor

will

be

discharged

by

payment

to,

or

to

the

order

of,

the

holder

of

such

global
Note

in

respect

of

each

amount

so

paid.

Each

of

the

persons

shown

in

the

records

of
Euroclear

or

Clearstream,

Luxembourg

as

the

beneficial

holder

of

a

particular

nominal
amount

of

Notes

represented

by

such

global

Note

must

look

solely

to

Euroclear

or

0010155-0003327 UKO2:

2004375908.9

Clearstream, Luxembourg, as the case may

be, for their share of

each payment so made by
the

Issuer

or,

as the

case may

be,

the

Guarantor to,

or

to

the

order

of,

the

holder

of

such
global Note.
Notwithstanding the

foregoing provisions

of this

Condition, if

any amount

of principal

and/or
interest in respect of

Notes is payable in

U.S. dollars, such U.S.

dollar payments of principal
and/or

interest

in

respect

of

such

Notes

will

be

made

at

the

specified

office

of

a

Paying
Agent in the United States if:
(i)

the

Issuer

has

appointed

Paying

Agents

with

specified

offices

outside

the

United
States

with

the

reasonable

expectation

that

such

Paying

Agents

would

be

able

to
make payment in U.S. dollars at such

specified offices outside the United States of the
full amount

of principal

and interest

on the

Notes in the

manner provided above

when
due;
(ii)

payment

of

the

full

amount

of

such

principal

and

interest

at

all

such

specified

offices
outside

the

United

States

is

illegal

or

effectively

precluded

by

exchange

controls

or
other similar

restrictions on

the full

payment or

receipt of

principal and interest

in U.S.
dollars; and
(iii)

such

payment

is

then

permitted

under

United

States

law

without

involving,

in

the
opinion of the

Issuer and the

Guarantor (in the

case of Notes

having the benefit

of the
Guarantee), adverse tax consequences to the Issuer and the Guarantor (in the case of
Notes having the benefit of the Guarantee).
(e)

Payment Day
If

the

date

for

payment of

any amount

in

respect of

any Note

or

Coupon is

not

a Payment
Day,

the holder thereof shall not be

entitled to payment until the next

following Payment Day
in the

relevant place

and shall

not be

entitled to

further interest

or other

payment in

respect
of

such

delay.

For

these

purposes,
Payment

Day
means

any

day

which

(subject

to
Condition 7 ( Prescription )) is:
(i)

a

day

on

which

commercial

banks

and

foreign

exchange

markets

settle

payments
and are open for general

business (including dealing in foreign exchange and

foreign
currency deposits) in:
(a)

in the case of Notes

in definitive form only, the relevant place

of presentation;
(b)

each Additional Financial Centre (other than TARGET2 System) specified in the applicable Final Terms;
(ii)

if

TARGET2

System

is

specified

as

an

Additional

Financial

Centre

in

the

applicable
Final Terms,

a day on which the TARGET2 System is open; and
(iii)

either (1) in relation to any sum payable in a Specified Currency other than euro, a day
on

which

commercial

banks

and

foreign

exchange

markets

settle

payments

and

are
open for general

business (including dealing in

foreign exchange and

foreign currency
deposits)

in

the

principal

financial

centre

of

the

country

of

the

relevant

Specified
Currency (which if the Specified

Currency is New Zealand dollars

shall be Auckland) or
(2)

in

relation

to

any

sum

payable

in

euro,

a

day

on

which

the

TARGET2

System

is
open.

0010155-0003327 UKO2:

2004375908.9

(f)

Interpretation of Principal

and Interest
Any

reference

in

these

Terms

and

Conditions

to

principal

in

respect

of

the

Notes

shall

be
deemed to include, as applicable:
(i)

any

additional

amounts

which

may

be

payable

with

respect

to

principal

under
Condition 6 ( Taxation );
(ii)

the Final Redemption Amount

of the Notes;
(iii)

the Early Redemption

Amount of the Notes;
(iv)

the Optional Redemption

Amount(s) (if any) of

the Notes;
(v)

the Make-Whole Redemption

Amount(s) (if any)

of the Notes;
(vi)

the Residual Call

Early Redemption Amount

(if any) of the Notes;

and
(vii)

any

premium

and

any

other

amounts

(other

than

interest)

which

may

be

payable

by
the Issuer under or in respect of the Notes.
Any

reference

in

these

Terms

and

Conditions

to

interest

in

respect

of

the

Notes

shall

be
deemed

to

include,

as

applicable,

any

additional

amounts

which

may

be

payable

with
respect to interest under Condition 6 ( Taxation ).
5.

Redemption and Purchase
(a)

At Maturity
Unless previously redeemed

or purchased and

cancelled as specified

below,

each Note will
be redeemed by the Issuer at its Final Redemption Amount specified in, or determined in the manner

specified

in,

the

applicable

Final

Terms

in

the

relevant

Specified

Currency

on

the
Maturity Date.
(b)

Redemption for Tax Reasons
The Notes may be redeemed at

the option of the Issuer in

whole, but not in part,

at any time
(if this

Note is

not a

Floating Rate

Note) or

on any

Interest Payment

Date (if

this Note

is a
Floating

Rate

Note),

on

giving

not

less

than

30

nor

more

than

60

days'

notice

to

the
Noteholders (which notice shall be irrevocable), if:
(i)

on

the

occasion

of

the

next

payment

due

under

the

Notes,

the

Issuer

has

or

will
become

obliged

to

pay

additional

amounts

as

provided

or

referred

to

in

Condition

6
( Taxation
) or (in

the case of

Notes having the

benefit of the

Guarantee) the Guarantor
would be

unable for

reasons outside

its control

to procure

payment by

the Issuer

and
in

making

payment

itself

would

be

required

to

pay

such

additional

amounts,

in

each
case

as

a

result

of

any

change

in,

or

amendment

to,

the

laws

or

regulations

of

the
Kingdom

of

Norway

or

any

political

subdivision

or

any

authority

thereof

or

therein
having power

to

tax, or

any change

in the

application or

official interpretation

of such
laws

or

regulations,

which

change

or

amendment

becomes

effective

on

or

after

the
Issue Date of the first Tranche of the Notes; and

0010155-0003327 UKO2:

2004375908.9

(ii)

such obligation cannot be avoided by the Issuer or,

as the case may be, the Guarantor
(in the case of Notes having the benefit of the Guarantee) taking reasonable measures available to it,
provided

that

no

such

notice

of

redemption

shall

be

given

earlier

than

90

days

(or,

in

the
case

of

Floating

Rate

Notes,

a

number

of

days

which

is

equal

to

the

aggregate

of

the
number of

days falling within

the then

current interest period

applicable to the

Floating Rate
Notes plus 60 days) prior to the earliest date on which the Issuer or,

as the case may be, the
Guarantor (in the case of Notes having the benefit of the Guarantee) would be obliged to pay
such additional amounts were a payment in respect of the Notes then due.
Prior

to

the

publication

of

any

notice

of

redemption

pursuant

to

this

Condition

5(b)
(
Redemption for

Tax

Reasons
), the

Issuer shall

deliver to

the

Agent a

certificate signed

by
one director of

the Issuer or,

as the case

may be, one

director of the

Guarantor (in the

case
of Notes having the

benefit of the Guarantee) stating that

the Issuer is entitled to

effect such
redemption

and

setting

forth

a

statement

of

facts

showing

that

the

conditions precedent

to
the

right

of

the

Issuer

so

to

redeem

have

occurred,

and

an

opinion

of

independent

legal
advisers

of

recognised

standing

to

the

effect

that

the

Issuer

or,

as

the

case

may

be,

the
Guarantor

(in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

has

or

will

become
obliged to pay such additional amounts as a result of such

change or amendment.
Notes

redeemed

pursuant

to

this

Condition

5(b)

(
Redemption

for

Tax

Reasons
)

will

be
redeemed at

their Early

Redemption Amount

referred to

in paragraph
(g) below

together (if
appropriate) with interest accrued to (but excluding) the date of redemption.
(c)

Redemption at the

Option of the Issuer

(Issuer Call)
If Issuer

Call is

specified as

being applicable in

the applicable Final

Terms,

the Issuer

shall,
having given:
(i)

not less than 15 nor more than 30 days' notice to the Noteholders in accordance with
Condition
12

(
Notices ); and
(ii)

not

less than

15 days

before the giving

of

the

notice referred

to

in

(i),

notice to the
Agent;
(which

notices

shall

be

irrevocable),

redeem

all

or,

if

so

specified

in

the

applicable

Final
Terms,

some only

of

the

Notes then

outstanding on

any Optional

Redemption Date

and at
the

Optional

Redemption Amount(s)

specified

in, or

determined in

the

manner

specified in,
the

applicable Final

Terms

together,

if

appropriate,

with

interest

accrued

to

(but

excluding)
the relevant Optional

Redemption Date. Any

such redemption must

be of a

nominal amount
not

less

than

the

Minimum

Redemption

Amount

and

not

more

than

a

Higher

Redemption
Amount

in

each

case

as

may

be

specified

in

the

applicable

Final

Terms.

In

the

case

of

a
partial redemption

of Notes,

the Notes

to be

redeemed (
Redeemed Notes
) will

be selected
individually

by

lot,

in

the

case

of

Redeemed

Notes represented

by

definitive

Notes,

and

in
accordance with

the rules

of Euroclear

and/or Clearstream,

Luxembourg, (to

be reflected

in
the records of Euroclear and Clearstream, Luxembourg as

either a pool factor or a

reduction
in

nominal

amount,

at

their

discretion)

in

the

case

of

Redeemed

Notes

represented

by

a
global

Note,

not

more

than

30

days

prior

to

the

date

fixed

for

redemption

(such

date

of
selection

being

hereinafter

called

the
Selection

Date
).

In

the

case

of

Redeemed

Notes
represented by definitive Notes, a

list of the serial

numbers of such Redeemed Notes

will be
published in

accordance with

Condition
12

(
Notices
) not

less than

15 days

prior to

the date
fixed

for

redemption.

No

exchange

of

the

relevant

global

Note

will

be

permitted

during

the
period

from

(and

including)

the

Selection

Date

to

(and

including)

the

date

fixed

for

0010155-0003327 UKO2:

2004375908.9

redemption

pursuant

to

this

paragraph
(c)

and

notice

to

that

effect

shall

be

given

by

the
Issuer to the Noteholders

in accordance with Condition
12

(
Notices
) at least 15

days prior to
the Selection Date.
(d)

Make-Whole Redemption
If

Make-Whole

Redemption

is

specified

as

being

applicable

in

the

applicable

Final

Terms,
the Issuer

may,

having given

not less

than 15

nor more

than 60

days' notice

(or such

other
notice

period

as

may

be

specified

in

the

applicable

Final

Terms)

to

the

Noteholders

in
accordance with

Condition
12

(
Notices
) (which

notice shall

be irrevocable

and shall

specify
the

date

fixed

for

redemption

(the
Make-Whole

Redemption

Date
)),

redeem

all

or

(if
redemption in part

is specified

as being

applicable in the

applicable Final Terms)

some only
of the Notes then outstanding on any Make-Whole Redemption Date and at the Make-Whole
Redemption

Amount

together,

if

appropriate,

with

interest

accrued

to

(but

excluding)

the
relevant Make-Whole Redemption Date. If redemption in part is specified as being applicable in

the

applicable Final

Terms,

any

such redemption

must

be

of

a

nominal amount

not

less
than

the

Minimum

Redemption

Amount

and

not

more

than

the

Maximum

Redemption
Amount in each case as may be specified in the applicable

Final Terms.
In

the

case

of

a

partial

redemption

of

Notes,

the

Redeemed

Notes

will

be

selected
individually

by

lot,

in

the

case

of

Redeemed

Notes

represented

by

definitive

Notes,

and

in
accordance with

the rules

of

Euroclear and/or

Clearstream, Luxembourg

(to

be reflected

in
the records of Euroclear and Clearstream, Luxembourg as

either a pool factor or a

reduction
in

nominal

amount,

at

their

discretion),

in

the

case

of

Redeemed

Notes

represented

by

a
Global

Note,

on

a

Selection

Date

not

more

than

30

days

prior

to

the

Make-Whole
Redemption Date.

In the

case of

Redeemed Notes

represented by

definitive Notes,

a list

of
the serial numbers

of such Redeemed

Notes will be

published in accordance

with Condition
12

(
Notices
) not less than

15 days prior to

the Make-Whole Redemption Date.

No exchange
of

the

relevant

Global

Note

will

be

permitted

during

the

period

from

(and

including)

the
Selection

Date

to

(and

including)

the

Make-Whole

Redemption

Date

pursuant

to

this
paragraph
(d)

and

notice

to

that

effect

shall

be

given

by

the

Issuer

to

the

Noteholders

in
accordance with Condition
1
2 ( Notices ) at least 15 days prior to the Selection Date.
In

this

Condition

5(d)

(
Make-Whole

Redemption
),
Make-Whole

Redemption

Amount
means (A) the outstanding principal amount of

the relevant Note or (B)

if higher, the

sum, as
determined

by

the

Make-Whole

Calculation

Agent,

of

the

present

values

of

the

remaining
scheduled

payments

of

principal

and

interest

on

the

Notes

to

be

redeemed

(not

including
any

portion

of

such

payments

of

interest

accrued

to

the

date

of

redemption)

discounted to
the Make-Whole Redemption Date on an annual basis at the Reference Rate plus the Make-
Whole Redemption Margin specified in the applicable Final

Terms,

where:
CA

Selected

Bond
means

a

government

security

or

securities

(which,

if

the

Specified
Currency

is

euro,

will

be

a

German

Bundesobligationen)

selected

by

the

Make-Whole
Calculation Agent as

having a maturity comparable

to the remaining

term of the

Notes to be
redeemed that

would be

utilised, at

the time

of selection

and in

accordance with

customary
financial practice,

in pricing

new issues

of corporate

debt securities

of comparable

maturity
to the remaining term of such Notes;
Make-Whole

Calculation

Agent
means

an

independent

investment,

merchant

or
commercial bank or financial institution selected by the Issuer for the purposes of calculating
the

Make-Whole

Redemption

Amount,

and

notified

to

the

Noteholders

in

accordance

with
Condition
12

(
Notices );

0010155-0003327 UKO2:

2004375908.9

Reference Bond
means (A) if

CA Selected Bond

is specified in

the applicable Final

Terms,
the relevant

CA Selected

Bond or

(B) if

CA Selected

Bond is

not specified

in the

applicable
Final Terms,

the security

specified in

the applicable

Final Terms,

provided that

if the

Make-
Whole

Calculation Agent

advises

the

Issuer

that,

for

reasons

of

illiquidity

or

otherwise, the
relevant

security

specified

is

not

appropriate

for

such

purpose,

such

other

central

bank

or
government

security

as

the

Make-Whole

Calculation

Agent

may,

with

the

advice

of
Reference Market Makers, determine to be appropriate;
Reference Bond

Price
means (i) the

average of three

Reference Market Maker Quotations
for

the

relevant

Make-Whole

Redemption

Date,

after

excluding

the

highest

and

lowest
Reference Market Maker

Quotations, (ii) if

the Make-Whole Calculation

Agent obtains fewer
than three, but

more than one,

such Reference Market Maker

Quotations, the average

of all
such quotations,

or (iii)

if only

one such

Reference Market Maker

Quotation is

obtained, the
amount of the Reference Market Maker Quotation so obtained;
Reference

Market

Maker

Quotations
means,

with

respect

to

each

Reference

Market
Maker

and

any

Make-Whole

Redemption

Date,

the

average,

as

determined

by

the

Make-
Whole Calculation Agent,

of the bid

and asked prices

for the

Reference Bond (expressed

in
each

case

as

a

percentage

of

its

principal

amount)

quoted

in

writing

to

the

Make-Whole
Calculation

Agent

at

the

Quotation

Time

specified

in

the

applicable

Final

Terms

on

the
Reference Rate Determination Day specified in the applicable

Final Terms;
Reference Market

Makers
means three brokers or market

makers of securities such as

the
Reference Bond selected by the Make-Whole

Calculation Agent or such other three

persons
operating

in

the

market

for

securities

such

as

the

Reference

Bond

as

are

selected

by

the
Make-Whole Calculation Agent in consultation with the Issuer; and
Reference

Rate
means,

with

respect

to

any

Make-Whole

Redemption

Date,

the

rate

per
annum

equal

to

the

equivalent yield

to

maturity of

the

Reference Bond,

calculated

using

a
price

for

the

Reference Bond

(expressed

as

a

percentage of

its

principal amount)

equal to
the Reference Bond

Price for such

Make-Whole Redemption Date.

The Reference Rate

will
be

calculated

on

the

Reference

Rate

Determination

Day

specified

in

the

applicable

Final
Terms.
(e)

Issuer Residual Call
If Issuer

Residual Call is

specified as

being applicable in

the applicable

Final Terms

and, at
any time, the outstanding aggregate nominal amount

of the Notes is equal to

or less than 25
per

cent.

(or

such

other

percentage

as

may

be

specified

in

the

applicable

Final

Terms

as
being

the

Residual

Call

Threshold)

of

the

aggregate

nominal

amount

of

the

Series

issued
(other

than

as

a

result

of

a

partial

redemption

of

the

Notes

pursuant

to

Condition

5(c)
(
Redemption

at

the

Option

of

the

Issuer

(Issuer

Call)
)

or

Condition

5(d)

(
Make-Whole
Redemption
)),

the

Notes may

be

redeemed at

the

option

of

the

Issuer

in whole,

but

not

in
part, at any time (if this Note is

not a Floating Rate Note) or on any Interest

Payment Date (if
this

Note

is

a

Floating Rate

Note),

on

giving

not

less

than

15

and

not

more

than

60

days’
notice (or such

other notice period

as may be

specified in the

applicable Final Terms)

to the
Noteholders

in

accordance

with

Condition

12

(
Notices
)

(which

notice

shall

be

irrevocable
and

shall

specify

the

date

fixed

for

redemption)

at

the

Residual

Call

Early

Redemption
Amount

together,

if

appropriate,

with

interest

accrued

to

(but

excluding)

the

date

of
redemption.

0010155-0003327 UKO2:

2004375908.9

(f)

Redemption at the

Option of the Noteholders

(Investor Put)
If Investor Put is specified as being applicable in the

applicable Final Terms,

upon the holder
of any

Note giving

to the

Issuer in

accordance with

Condition 12

(
Notices
) not

less than

15
nor

more

than

30

days'

notice

the

Issuer

will,

upon

the

expiry

of

such

notice,

redeem,

in
whole

(but

not

in

part),

such

Note

on

the

Optional

Redemption

Date

and

at

the

Optional
Redemption

Amount

specified

in

the

applicable

Final

Terms

together,

if

appropriate,

with
interest accrued to (but excluding) the Optional Redemption Date.
If this Note is

in definitive form and held outside Euroclear

and Clearstream, Luxembourg, to
exercise the right to require redemption of this Note the holder of this Note must deliver such
Note at the specified office

of any Paying Agent at any

time during normal business hours of
such

Paying

Agent

falling

within

the

notice

period,

accompanied

by

a

duly

completed

and
signed

notice

of

exercise

in

the

form

(for

the

time

being

current)

obtainable

from

any
specified office

of any

Paying Agent

(a
Put

Notice
) and

in which

the holder

must specify

a
bank

account

(or,

if

payment

is

by

cheque,

an

address)

to

which

payment

is

to

be

made
under this Condition

accompanied by this

Note or evidence

satisfactory to the

Paying Agent
concerned

that

this

Note

will,

following

delivery

of

the

Put

Notice,

be

held

to

its

order

or
under its control. If

this Note is

represented by a global

Note or is

in definitive form and

held
through

Euroclear or

Clearstream, Luxembourg,

to

exercise the

right to

require redemption
of this Note the

holder of this Note

must, within the notice period,

give notice to the

Agent of
such

exercise

in

accordance

with

the

standard

procedures

of

Euroclear

and

Clearstream,
Luxembourg

(which

may

include

notice

being

given

on

their

instruction

by

Euroclear

or
Clearstream,

Luxembourg or

any

common

depositary

or

common

safekeeper,

as

the

case
may

be, for

them to

the Agent

by electronic

means) in

a form

acceptable to

Euroclear and
Clearstream, Luxembourg from time to time.
Any

Put

Notice

or

other

notice

given

in

accordance

with

the

standard

procedures

of
Euroclear

and

Clearstream,

Luxembourg

given

by

a

holder

of

any

Note

pursuant

to

this
paragraph shall be irrevocable except where

prior to the due date

of redemption an Event of
Default shall have

occurred and be

continuing in which event

such holder,

at its option,

may
elect

by

notice

to

the

Issuer

to

withdraw

the

notice

given

pursuant

to

this

paragraph

and
instead to

declare such

Note forthwith

due and

payable pursuant

to Condition

8 (
Events of
Default ).
(g)

Early Redemption Amounts
For the

purpose of

paragraph
(b) above

and Condition

8 (
Events of

Default
), the

Notes will
be redeemed at the Early Redemption Amount calculated as

follows:
(i)

in the

case of

Notes with

a Final

Redemption Amount

equal to

the Issue

Price, at

the
Final Redemption Amount thereof;
(ii)

in the case

of Notes (other than

Zero Coupon Notes) with

a Final Redemption Amount
which

is

or

may

be

less

or

greater

than

the

Issue

Price

or

which

is

payable

in

a
Specified Currency other than that

in which the Notes

are denominated, at the amount
specified in, or

determined in the manner

specified in, the

applicable Final Terms

or,

if
no such amount or manner

is so specified in the

Final Terms,

at their nominal amount;
or
(iii)

in

the

case

of

Zero

Coupon

Notes,

at

its

Early

Redemption

Amount

calculated

in
accordance with the following formula:
Early Redemption Amount = RP

x (1 + AY)
y

0010155-0003327 UKO2:

2004375908.9

where:
RP
means the Reference

Price;
AY
means the Accrual Yield expressed

as a decimal; and
y
is

the

Day

Count

Fraction

specified

in

the

applicable

Final

Terms

which

will

be
either

(i)

30/360

(in

which

case

the

numerator

will

be

equal

to

the

number

of

days
(calculated on the

basis of

a 360 day

year consisting of

12 months of

30 days each)
from

(and

including)

the

Issue

Date

of

the

first

Tranche

of

the

Notes

to

(but
excluding) the date fixed for redemption or (as the case may be) the date upon which
such

Note

becomes

due

and

repayable

and

the

denominator

will

be

360

(ii)
Actual/360 (in

which case

the

numerator will

be equal

to

the actual

number of

days
from

(and

including)

the

Issue

Date

of

the

first

Tranche

of

the

Notes

to

(but
excluding) the date fixed for redemption or (as the case may be) the date upon which
such

Note

becomes

due

and

repayable

and

the

denominator

will

be

360)

or

(iii)
Actual/365 (in

which case

the

numerator will

be equal

to

the actual

number of

days
from

(and

including)

the

Issue

Date

of

the

first

Tranche

of

the

Notes

to

(but
excluding) the date fixed for redemption or (as the case may be) the date upon which
such Note becomes due and repayable and the denominator will be 365).
(h)

Purchases
The Issuer

or the Guarantor

(in the case

of Notes having

the benefit of

the Guarantee) may
at

any

time

purchase

Notes

(provided

that,

in

the

case

of

definitive

Notes,

all

unmatured
Coupons and Talons

appertaining thereto are

purchased therewith) at

any price in

the open
market or otherwise. Such Notes may be held, reissued, resold or,

at the option of the Issuer
or the

Guarantor (in

the case

of Notes

having the

benefit of

the Guarantee),

surrendered to
any Paying Agent for cancellation.
(i)

Cancellation
All

Notes

which

are

redeemed

will

forthwith

be

cancelled

(together

with

all

unmatured
Coupons attached

thereto or

surrendered therewith

at the

time of

redemption). All

Notes so
cancelled and the Notes purchased and cancelled pursuant to paragraph
(g) above

(together
with all unmatured Coupons cancelled therewith) shall be forwarded to the Agent and cannot be reissued or resold.
(j)

Late payment on Zero

Coupon Notes
If

the

amount

payable

in

respect

of

any

Zero

Coupon Note

upon

redemption of

such

Zero
Coupon Note

pursuant to

paragraph
(a)
,
(b)
,
(c)
,

(d),

(e) or

(f)

above or

upon

its

becoming
due

and repayable

as provided

in

Condition 8

(
Events of

Default
)

is improperly

withheld or
refused,

the

amount

due

and

repayable

in

respect

of

such

Zero

Coupon Note

shall

be the
amount calculated

as provided

in paragraph
(g)
(iii) above

as though

the references

therein
to

the

date

fixed

for

the

redemption

or

the

date

upon

which

such

Zero

Coupon

Note
becomes due and payable were replaced by references to

the date which is the earlier of:
(i)

the

date

on

which

all

amounts

due

in

respect

of

such

Zero

Coupon

Note

have

been
paid; and
(ii)

five

days

after

the

date

on

which

the

full

amount

of

the

moneys

payable

has

been
received

by

the

Agent and

notice

to

that

effect

has

been

given

to

the

Noteholders in
accordance with Condition 12 ( Notices ).

0010155-0003327 UKO2:

2004375908.9

6.

Taxation
All payments

of principal

and interest

in respect

of the

Notes and

Coupons by

the Issuer

or
(in the case

of Notes having the

benefit of the

Guarantee) the Guarantor shall

be made free
and

clear

of,

and

without

withholding

or

deduction

for,

any

taxes,

duties,

assessments

or
governmental

charges

(
Taxes
)

of

whatever

nature

imposed,

levied,

collected,

withheld

or
assessed

by

or

within

the

Kingdom

of

Norway

or

any

authority

therein

or

thereof

having
power

to

tax,

unless

such

withholding

or

deduction

is

required

by

law.

In

such

event,

the
Issuer or,

as the case

may be, the

Guarantor (in the

case of Notes

having the benefit

of the
Guarantee) shall

pay such

additional amounts

as will

result

in receipt

by the

holders of

the
Notes

or

Coupons

of

such

amounts

as

would

have

been

received

by

them

had

no

such
withholding

or

deduction

been

required,

except

that

no

such

additional

amounts

shall

be
payable with respect to any Note or Coupon:
(a)

presented for payment

in the Kingdom

of Norway; or
(b)

the

holder

or

beneficial

owner

of

which

is

liable

for

such

Taxes

in

respect

of

such
Note or Coupon

by reason of

the holder or

beneficial owner having some

connection
with the Kingdom

of Norway other than the mere holding of such Note

or Coupon; or
(c)

presented

for

payment

more

than

30

days

after

the

Relevant

Date

except

to

the
extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment on such thirtieth day; or
(d)

on account of any

Taxes

that are payable pursuant to

the Norwegian Tax

Act section
10-80 on payments

to related companies

or undertakings (as

such term is

defined in
the

Norwegian Tax

Act section

10-82) tax

resident in

a

low-tax jurisdiction

(as

such
term is defined in the Norwegian Tax Act section 10-63).
In

addition,

any

amounts

to

be

paid

on

the

Notes

will

be

paid

net

of

any

deduction

or
withholding imposed or required pursuant to

sections 1471 through 1474 of

the U.S. Internal
Revenue

Code

of

1986

(or

any

regulations

thereunder

or

official

interpretations

thereof)
( FATCA
)

or any

intergovernmental agreement

with

the

United States

to

implement FATCA
( IGA
)

(or

any

law

implementing

such

an

intergovernmental

agreement),

and

no

additional
amounts will be required to be paid on account of any such deduction or withholding.
Relevant

Date
means

whichever

is

the

later

of

(i)

the

date

on

which

such

payment

first
becomes

due

and (ii)

if

the

full

amount

payable has

not

been received

by the

Agent

on or
prior to such due date, the

date on which, the full amount

having been so received, notice to
that effect is duly given to the Noteholders in accordance with Condition 12

(
Notices ).
7.

Prescription
The

Notes

and

Coupons

will

become

void

unless

claims

in

respect

of

principal

and/or
interest are made

within a period

of 10 years

(in the case

of principal) and

five years (in

the
case of interest) after the Relevant Date therefor.
There shall not be included in any Coupon sheet issued on exchange of a Talon any Coupon the

claim

for

payment

in

respect

of

which

would

be

void

pursuant

to

this

Condition

7
( Prescription
) or

Condition 4(b) (
Presentation of definitive Notes

and Coupons)
or any Talon
which

would

be

void

pursuant

to

Condition

4(b)

(
Presentation

of

definitive

Notes

and
Coupons) .

0010155-0003327 UKO2:

2004375908.9

8.

Events of Default
If

any

one

or

more

of

the

following

events

(each

an
Event

of

Default
)

shall

occur

and

is
continuing:
(a)

the Issuer

or (in the

case of

Notes having the

benefit of the

Guarantee) the Guarantor
fails

to

pay

any

principal

or

interest

on

any

of

the

Notes

when

due

and

such

failure
continues, in the case of principal or interest, for a period of 30 days;

or
(b)

the Issuer

or (in the

case of Notes

having the benefit

of the Guarantee)

the Guarantor
does not

perform or

comply with

any one

or more

of its

other obligations

in the

Notes
which default

is incapable

of remedy

or is

not remedied

within 90

days after

notice of
such

default

shall

have

been

given

to

the

Agent

at

its

specified

office

by

any
Noteholder; or
(c)

the Issuer

or (in the

case of Notes

having the benefit

of the Guarantee)

the Guarantor
is (or

is, or

could be,

deemed by

law or

a court

to be)

insolvent or

bankrupt or

unable
to

pay its

debts, stops,

suspends or

threatens to

stop or

suspend payment

of all

or a
material

part

of

(or

of

a

particular

type

of)

its

debts,

proposes

or

makes

a

general
assignment

or

an

arrangement

or

composition

with

or

for

the

benefit

of

the

relevant
creditors

in

respect

of

any

of

such

debts

or

a

moratorium

is

agreed

or

declared

in
respect

of

or

affecting

all

or

any

part

of

(or

of

a

particular

type

of)

the

debts

of

the
Issuer or (in the case of Notes having the benefit of the Guarantee)

the Guarantor; or
(d)

(A) an order is made or

an effective resolution passed for the

winding-up or dissolution
of

the

Issuer

or

(in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

the
Guarantor,

or

(B)

the

Issuer

or

(in

the

case

of

Notes

having

the

benefit

of

the
Guarantee) the Guarantor

ceases or threatens

to cease to

carry on all

or substantially
all of its business or operations, except:
(i)

(in the case of sub-paragraph

(B)) in the case of an

Asset Transfer;
(ii)

in the case of a

Permitted Reorganisation; or
(iii)

for

the

purpose

of

and

followed

by

any

other

reconstruction,

amalgamation,
reorganisation, merger or consolidation, on terms approved by an Extraordinary
Resolution of the Noteholders; or
(e)

other

than

in

respect

of

the

termination

of

the

Guarantee

pursuant

to

Condition

2(c)
(
Termination

of Guarantee
), if the

Guarantee ceases to

be, or is

claimed by the Issuer
or the Guarantor not to be, in full force and effect; or
(f)

any

event

occurs which

under the

laws of

any relevant

jurisdiction has

an analogous
effect to any of the events referred to in
(c)

to
(e) above,
then any Note may,

by notice given in writing to the Agent at its specified office by the holder be declared

immediately due

and payable

whereupon it

shall become

immediately due

and
payable at the Early

Redemption Amount (as described in

Condition 5(g) (
Early Redemption
Amounts
)),

together

with

accrued

interest

(if

any)

to

the

date

of

repayment,

without

further
formality unless such

Event of Default

shall have been

remedied prior to

the receipt of

such
notice by the Agent.
As used herein:

0010155-0003327 UKO2:

2004375908.9

Asset

Transfer
means, at

any particular

time, any

transfer or

transfers by

the Issuer

or (in
the case

of Notes

having the

benefit of

the Guarantee)

the Guarantor

of all

or substantially
all of its and its Subsidiaries' business or

operations, taken as a whole, to one or

more direct
or indirect wholly-owned Subsidiaries and/or, in the case of the Guarantor, to the Issuer;
Permitted

Reorganisation
means

any

(i)

consolidation

by

the

Issuer

or

(in

the

case

of
Notes having the benefit of

the Guarantee) the Guarantor with, or merger

of the Issuer or (in
the case

of Notes

having the

benefit of

the Guarantee)

the Guarantor

into, another

person,
or (ii) conveyance, transfer

or lease by the

Issuer or (in the

case of Notes having

the benefit
of

the

Guarantee)

the

Guarantor

of

all

or

substantially

all

of

its

and

its

Subsidiaries'
properties and assets, taken as a whole, to any person, in each case where:
(a)

the

person formed

by

such

consolidation into

which the

Issuer or

the

Guarantor,

as
the case may be,

is merged or the

person which acquires by

conveyance or transfer,
or which

leases, all

or substantially all

of the

properties and

assets of the

Issuer and
its Subsidiaries or the Guarantor

and its Subsidiaries, in each case

taken as a whole,
(such

person,

the

Successor)

shall

be

a

corporation,

partnership

or

trust,

shall

be
organised

and

validly existing

under the

laws

of any

jurisdiction

and

shall expressly
assume,

by

way

of

a

deed

of

assumption

governed

by

English

law

(the
Deed

of
Assumption
), all obligations of the

Issuer and/or the Guarantor,

as applicable, under
the Notes and/or the Guarantee, as applicable; and
(b)

the

Issuer

or

the

Guarantor,

as

the

case

may

be,

has

delivered

to

the

Agent

(1)

a
certificate signed by one director of

the Issuer or,

as the case may be,

one director of
the Guarantor

(in the

case of

Notes having

the benefit

of the

Guarantee) stating that
such

consolidation,

merger,

conveyance,

transfer

or

lease

comply

with

the
requirements

of

this

definition

and

that

all

conditions

precedent

provided

for

in

this
definition relating to such transaction have been complied with,

and (2) legal opinions
from (A)

a leading

firm of

lawyers to

the Successor

in the

country of

incorporation of
the Successor, and (B) a leading firm of lawyers to

the Successor in England, in each
case

to

the

effect

that,

as

a

matter

of

the

relevant

law,

the

Deed

of

Assumption
constitutes legal, valid and binding

obligations of the Successor and

is enforceable in
accordance

with

its

terms,

such

opinions

to

be

available

for

inspection

by
Noteholders and Couponholders at the specified offices of the Agent; and
Subsidiary
means, at

any particular

time, a

company of

which the

Issuer or

(in the

case of
Notes

having

the

benefit

of

the

Guarantee)

the

Guarantor

directly

or

indirectly

owns

or
controls at least

a majority of

the outstanding voting

stock having power

to elect directors

of
such company.
9.

Replacement of Notes,

Coupons and Talons
Should any Note, Coupon or Talon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Agent or any Replacement Agent upon payment by the claimant

of

such

costs

and

expenses

as

may

be

incurred

in

connection

therewith

and

on
such terms as to

evidence and indemnity as the

Issuer may reasonably require. Mutilated

or
defaced Notes, Coupons or Talons must be surrendered before

replacements will be issued.
10.

Agent and Paying Agents
The names

of the

initial Agent

and the

other initial

Paying Agents

and their

initial specified
offices are set out below.

0010155-0003327 UKO2:

2004375908.9

The Issuer

and the

Guarantor (in

the case

of Notes

having the

benefit of

the Guarantee)

is
entitled to

vary or

terminate the

appointment of

any Paying

Agent and/or

appoint additional
or other Paying Agents

and/or approve any change in the

specified office through which any
Paying Agent acts, provided that:
(i)

so

long

as

the

Notes

are

listed

on

any

stock

exchange,

there

will

at

all

times

be

a
Paying Agent with a specified office

in such place as may

be required by the rules and
regulations of the relevant stock exchange or other relevant authority;
(ii)

there will at all

times be a

Paying Agent with a

specified office outside

Norway; and
(iii)

there will at all times be

an Agent.
In

addition,

the

Issuer

and

the

Guarantor

(in

the

case

of

Notes

having

the

benefit

of

the
Guarantee) shall forthwith appoint a Paying Agent

having a specified office in

New York

City
in the

circumstances described

in the

final paragraph

of Condition

4(d) (
General provisions
applicable

to

payments
).

Notice

of

any

variation,

termination,

appointment

or

change

in
Paying

Agents

will

be

given

to

the

Noteholders

promptly

by

the

issuer

in

accordance

with
Condition 12 ( Notices ).
11.

Exchange of Talons
On

and

after

the

Interest

Payment

Date,

on

which

the

final

Coupon

comprised

in

any
Coupon

sheet

matures,

the

Talon

(if

any)

forming

part

of

such

Coupon

sheet

may

be
surrendered at the specified office

of the Agent or

any other Paying Agent in

exchange for a
further

Coupon sheet

including (if

such further

Coupon sheet

does not

include Coupons

to
(and including) the final date for the payment of interest due in respect of the Note to which it appertains) a further Talon, subject to the provisions of Condition 7 ( Prescription ).
12.

Notices
All

notices

regarding

the

Notes

shall

be

published

in

a

leading

English

language

daily
newspaper of general circulation in London. It is

expected that such publication will be made
in the Financial Times

or any other daily

newspaper in London. The Issuer

shall also ensure
that notices are

duly published in a

manner which complies with

the rules and regulations

of
any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

for

the

time

being
listed or by

which they have

been admitted to trading

including publication on the

website of
the relevant stock

exchange or relevant

authority if required

by those rules.

Any such notice
will be

deemed to

have been

given on

the date

of the

first publication

or,

where required

to
be

published

in

both

newspapers,

on

the

date

of

the

first

publication

in

both

such
newspapers.
Until such

time as

any definitive

Notes are

issued, there

may (provided

that, in

the case

of
Notes

listed

on

any

stock

exchange

or

admitted

to

trading

by

another

relevant

authority,
such

stock

exchange or

relevant

authority permits),

so

long

as the

global Note(s)

is

or

are
held in its/their entirety

on behalf of Euroclear

and Clearstream, Luxembourg, be substituted
for such publication in

such newspaper(s) or such website

the delivery of the

relevant notice
to Euroclear and

Clearstream, Luxembourg for communication by them

to the holders of

the
Notes. Any

such notice

shall be

deemed to

have been

given to

the holders

of the

Notes on
the day on which the said notice was given to Euroclear and Clearstream,

Luxembourg.
Notices to

be given

by any

holder of

the

Notes shall

be in

writing and

given by

lodging the
same,

together

(in

the

case

of

any

Note

in

definitive

form)

with

the

relative

Note

or

Notes,
with the

Agent. Whilst any

of the Notes

are represented

by a global

Note, such notice

may

0010155-0003327 UKO2:

2004375908.9

be

given

by

any

holder

of

a

Note

to

the

Agent

via

Euroclear

and/or

Clearstream,
Luxembourg,

as

the

case

may

be,

in

such

manner

as

the

Agent

and

Euroclear

and/or
Clearstream, Luxembourg, as the case may be, may approve for this purpose.
13.

Meetings of Noteholders,

Modification and

Waiver
The

Agency

Agreement

contains

provisions

for

convening

meetings

(including

by

way

of
conference call or

by use of

a videoconference platform) of

Noteholders to consider matters
affecting

their

interests,

including

the

sanctioning

by

Extraordinary

Resolution

of

a
modification of

any of

these

Conditions. Such

a meeting

may

be convened

by Noteholders
holding not less than 10 per cent. in nominal principal amount of the Notes for the time being outstanding. The quorum for

any meeting convened to

consider an Extraordinary Resolution
will be two or more persons holding or representing a clear majority in nominal amount of the
Notes

for

the

time

being

outstanding,

or

at

any

adjourned

meeting

one

or

more

persons
being

or

representing

Noteholders

whatever

the

nominal

amount

of

the

Notes

held

or
represented, unless

the business

of such

meeting includes consideration

of proposals,
inter
alia
,

(i)

to

modify

the

maturity

of

the

Notes

or

the

dates

on

which

interest

is

payable

in
respect of

the Notes,

(ii) to

reduce or

cancel the

principal amount

of interest

on the

Notes,
(iii)

to

change

the

currency

of

payment

of

the

Notes

or

the

Coupons,

(iv)

to

modify

the
provisions

concerning

the

quorum

required

at

any

meeting

of

Noteholders

or

the

majority
required to pass an Extraordinary Resolution, or (v) to modify or cancel the obligations of the
Guarantor

under

the

Guarantee,

in

which

case

the

necessary

quorum

will

be

two

or

more
persons holding

or representing not

less than

75 per

cent., or

at any

adjourned meeting not
less than

25 per

cent., in

principal amount

of the

Notes for

the time

being outstanding.

The
Agency

Agreement

provides

that

(i)

a

resolution

passed

at

a

meeting

duly

convened

and
held in

accordance with

the Agency

Agreement by

a majority

consisting of

not less

than 75
per

cent.

of

the

votes

cast

on

such

resolution,

(ii)

a

resolution

in

writing

signed

by

or

on
behalf

of

the

holders

of

not

less

than

75

per

cent.

in

nominal

amount

of

the

Notes

for

the
time

being

outstanding

or

(iii)

consent

given

by

way

of

electronic

consents

through

the
relevant

clearing

system(s)

(in

a

form

satisfactory

to

the

Agent)

by

or

on

behalf

of

the
holders

of

not

less

than

75

per

cent.

in

nominal

amount

of

the

Notes

for

the

time

being
outstanding,

shall,

in

each

case,

be

effective

as

an

Extraordinary

Resolution

of

the
Noteholders.

Any

Extraordinary

Resolution

duly

passed

shall

be

binding

on

Noteholders
(whether

or

not

they

were

present

at

any meeting,

and

whether or

not

they

voted

on

such
resolution) and on all Couponholders.
The

Agent,

the

Issuer

and

(in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

the
Guarantor may agree, without the consent of the Noteholders or Couponholders,

to:
(i)

any

modification

(except

as

mentioned

above)

of

the

Agency

Agreement

which

is,

in
the

sole

opinion

of

the

Issuer

and

(in

the

case

of

Notes

having

the

benefit

of

the
Guarantee) the Guarantor, not prejudicial to the interests of the Noteholders; or
(ii)

any modification

of the

Notes, the

Coupons or

the Agency

Agreement which

is, in

the
sole

opinion

of

the

Issuer

and

(in

the

case

of

Notes

having

the

benefit

of

the
Guarantee) the Guarantor,

of a

formal, minor

or technical nature

or is

made to

correct
a manifest error or

to comply with mandatory

provisions of the law

of the jurisdiction in
which the Issuer is incorporated.
Any such

modification shall

be binding

on the

Noteholders and

the Couponholders

and any
such

modification

shall

be

notified

to

the

Noteholders

in

accordance

with

Condition

12
( Notices ) as soon as practicable thereafter.

0010155-0003327 UKO2:

2004375908.9

In

addition,

the

Agent

shall

be

obliged

to

use

its

reasonable

endeavours

to

effect

any
Benchmark

Amendments

or

Benchmark

Replacement

Confirming

Changes

in

the
circumstances and

as otherwise

set

out

in

Condition 3(b)(viii)

(
Benchmark Discontinuation )
or Condition
3(b)(ix)

(
Benchmark Discontinuation – SOFR ) above (as applicable), without the consent of the Noteholders or the Couponholders.
14.

Substitution
The Issuer,

or any

previously substituted

company,

may at

any time,

without the

consent of
the

Noteholders

or

the

Couponholders,

substitute

for

itself

as

principal

debtor

under

the
Notes and

the Coupons

a company

(the
Substitute
) as

principal debtor

under the

Notes or
Coupons in

the manner

specified in

Schedule 6

to the

Agency Agreement,

provided that

no
payment

in

respect

of

the

Notes

or

the

Coupons

is

at

the

relevant

time

overdue.

The
substitution

shall

be

made

by

a

deed

poll

(the
Deed

Poll
),

to

be

substantially

in

the

form
exhibited to the Agency Agreement, and may take place only if:
(i)

the obligations of the Substitute under

the Deed Poll, the Notes

and the Coupons shall
be

unconditionally and

irrevocably guaranteed

by

Equinor

ASA (in

such capacity,

the
New

Guarantor
and such

guarantee, the
New Guarantee
) and

(in the

case of

Notes
having the benefit of the Guarantee) the Guarantor, by means of the Deed Poll;
(ii)

all action,

conditions and

things required

to be

taken, fulfilled

and done

(including the
obtaining

of

any

necessary

consents)

to

ensure

that

the

Deed

Poll,

the

Notes

and
Coupons represent

valid, legally

binding and

enforceable obligations

of the

Substitute
and

in

the

case

of

the

Deed

Poll

of

the

New

Guarantor

and

(in

the

case

of

Notes
having the benefit of the Guarantee) the Guarantor have

been taken, fulfilled and done
and are in full force and effect;
(iii)

the Substitute shall have become party to the Agency Agreement, with any appropriate consequential amendments, as if it had been an original

party to it;
(iv)

each

stock

exchange

or

listing

authority

which

has

the

Notes

listed

on

such

stock
exchange

shall

have

confirmed

that

following

the

proposed

substitution

of

the
Substitute the Notes would continue to be listed on such stock exchange;
(v)

legal opinions addressed to the Noteholders shall have been delivered to them (care of the Agent)

from a

lawyer or

firm of

lawyers with

a leading

securities practice

in (i)

the
Kingdom

of

Norway

and,

if

applicable,

any

Substitute

Jurisdiction

(as

defined

in

the
final paragraph of

this Condition 14 (
Substitution
)) and (ii)

England, in each

case as to
the

fulfilment

of

the

preceding

conditions

of

this

Condition

14

(
Substitution
)

and

the
other matters specified in the Deed Poll; and
(vi)

the

Issuer

shall

have

given

at

least

14

days'

prior

notice

of

such

substitution

to

the
Noteholders,

stating

that

copies,

or,

pending

execution,

the

agreed

text,

of

all
documents

in

relation

to

the

substitution which

are

referred

to

above,

or

which

might
otherwise

reasonably

be

regarded

as

material

to

Noteholders,

will

be

available

for
inspection

at

the

specified

office

of

each

of

the

Paying

Agents.

References

in
Condition

8

(
Events

of

Default
)

to

obligations

under

the

Notes

shall

be

deemed

to
include obligations under the Deed Poll, and the events listed in

Condition 8 (
Events of
Default ) shall be deemed to include the New Guarantee not being (or being claimed by the

New

Guarantor

not

to

be)

in

full

force

and

effect

and

the

provisions of

Condition
8(c) to 8(e) ( Events of Default
) inclusive (other than the words "other

than in respect of
the termination of the Guarantee pursuant to Condition 2(c) ( Termination of

0010155-0003327 UKO2:

2004375908.9

Guarantee
)"

in

Condition

8(e))

shall

be

deemed

to

apply

in

addition

to

the

New
Guarantor.
In connection with any proposed substitution pursuant to this

Condition 14 (
Substitution ), the
Issuer

(or

previously

substituted

company,

as

the

case

may

be)

or

Substitute

shall

not

be
required to have regard to, or be in any way liable for,

the consequences of such substitution
for

individual

Noteholders

or

the

Couponholders resulting

from

their

being

for

any

purpose
domiciled

or

resident

in,

or

otherwise

connected

with,

or

subject

to

the

jurisdiction

of,

any
particular

territory.

No

Noteholder

or

Couponholder

shall,

in

connection

with

any

such
substitution, be

entitled to

claim from

the Issuer

(or

previously substituted

company,

as the
case

may

be)

or

Substitute

any

indemnification

or

payment

in

respect

of

any

tax
consequence of

any such

substitution upon

such individual

Noteholders or

Couponholders,
except

to

the

extent

already

provided

in

Condition

6

(
Taxation
)

as

modified

in

accordance
with the following paragraph.
Where

a

substitution

takes

place

pursuant

to

this

Condition

14

(
Substitution
)

and

the
Substitute

is

subject,

by

reason

of

its

incorporation

or

residence

for

tax

purposes,

to

a
jurisdiction or any political subdivision

or any authority thereof

or therein having power to

tax
(the
Substitute

Jurisdiction
)

other than

the

Kingdom

of

Norway (or,

as the

case may

be,
the

jurisdiction

of

incorporation

or

residence

for

tax

purposes

of

the

preceding

substituted
company) or

any political subdivision

or any

authority thereof

or therein having

power to

tax
(the
Previous

Jurisdiction
),

references

to

the

Previous

Jurisdiction

in

Condition

5(b)
(
Redemption for Tax

Reasons
) and Condition

6 (
Taxation
) shall, in

respect of any

payments
to

be

made

by

the

Substitute

(but

not

in

respect

of

payments

to

be

made

by

(A)

the

New
Guarantor under

the

New Guarantee

or (B)

(in

the

case

of

Notes having

the

benefit of

the
Guarantee)

the

Guarantor),

be

deemed

to

be

replaced

by

references

to

the

Substitute
Jurisdiction,

and

Conditions

5(b)

(
Redemption

for

Tax

Reasons
)

and

6

(
Taxation
)

shall

be
deemed to be modified accordingly when the substitution takes place.
15.

Further Issues
The

Issuer

shall

be

at

liberty

from

time

to

time

without

the

consent

of

the

Noteholders

or
Couponholders to

create and

issue further

notes having

terms

and conditions

the

same as
the

Notes or

the

same in

all respects

save for

the amount

and date

of the

first payment

of
interest thereon and so that the same shall be consolidated and form a single Series with the outstanding Notes.
16.

Contracts (Rights of

Third Parties) Act 1999
A person

who is

not a Noteholder

has no right

under the Contracts

(Rights of

Third Parties)
Act

1999

(the

Act)

to

enforce

any

term

of

the

Notes,

but

this

does

not

affect

any

right

or
remedy of a third party which exists or is available apart from the Act.
17.

Governing Law and Submission

to Jurisdiction
(a)

The

Agency

Agreement,

the

Guarantee,

the

Notes

and

the

Coupons

and

any

non-
contractual obligations arising

out of

or in

connection with the

Agency Agreement, the
Guarantee,

the

Notes

and

the

Coupons

are

governed

by,

and

shall

be

construed

in
accordance with, English law.
(b)

Subject to

paragraph
(c) below
, the

courts of

England are to

have jurisdiction to

settle
any

disputes

(including

a

dispute

relating

to

any

non-contractual

obligations)

which
may

arise out

of

or in

connection with

the Guarantee,

the

Notes or

the Coupons

and
accordingly

any

legal

action

or

proceedings

arising

out

of

or

in

connection

with

the

0010155-0003327 UKO2:

2004375908.9

Guarantee, the

Notes or

the Coupons

(
Proceedings
) may

be brought

in such

courts.
Each

of

the

Issuer

and

the

Guarantor

irrevocably

submits

to

the

jurisdiction

of

such
courts

and

waives

any

objection

to

Proceedings

in

any

such

courts

whether

on

the
ground

of

venue

or

on

the

ground

that

the

Proceedings

have

been

brought

in

an
inconvenient forum.
(c)

This

paragraph
(c)

is

for

the

benefit

of

each

of

the

Noteholders

and

Couponholders
only.

To

the

extent

permitted

by

applicable

law,

each

of

the

Noteholders

and
Couponholders may

take Proceedings

against the

Issuer and/or

the Guarantor

in any
other

court

of

competent

jurisdiction

and

concurrent

Proceedings

in

any

number

of
jurisdictions.
(d)

Each

of

the

Issuer

and

the

Guarantor

irrevocably

appoints

Equinor

UK

Limited

at

its
registered

office

in

England

for

the

time

being

at

One

Kingdom

Street,

Paddington
Central, London W2

6BD to receive

service of process

in any Proceedings

in England
based on any of

the Notes or Coupons. If

for any reason the

Issuer or Guarantor does
not have

such an agent

in England, it

will promptly appoint

a substitute process

agent
and notify the Noteholders

of such appointment. Nothing herein

shall affect the right

to
serve process in any other manner permitted by law.

0010155-0003327 UKO2:

2004375908.9

AGENT
The Bank of New

York Mellon, London
Branch One Canada Square
London E14

5AL
United Kingdom
PAYING

AGENT
The Bank of New York Mellon SA/NV, Luxembourg Branch
Vertigo Building - Polaris
2-4 rue,

Eugène
Ruppert L-2453
Luxembourg
and/or such other or further Agent and other or further Paying

Agents and/or specified offices as
may from time to time be duly appointed by the Issuer and notice of which has been given to the
Noteholders.

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 2
FORMS OF GLOBAL AND

DEFINITIVE NOTES, COUPONS

AND TALONS
PART 1
FORM OF TEMPORARY GLOBAL NOTE
EQUINOR ASA
TEMPORARY GLOBAL NOTE
Unconditionally and (subject to

Condition 2(c)) irrevocably
guaranteed by EQUINOR ENERGY AS
This

Global

Note is

a Temporary

Global

Note in

respect of

a duly

authorised issue

of

Notes (the
Notes ) of Equinor ASA (the Issuer ) described, and having the provisions specified, in Part A of the attached Final Terms

(the
Final Terms
).

References in this Global Note to

the Conditions shall be
to

the

Terms

and

Conditions of

the

Notes other

than

VPS

Notes

as set

out

in

Schedule 1

to

the
Agency Agreement (as defined

below) as completed by

the information set out

in the Final Terms,
but in

the event

of any

conflict between the

provisions of (a)

that Schedule or

(b) this

Global Note
and the information set out in the Final Terms, the Final Terms will prevail.
Words and

expressions defined or

set out in

the Conditions and/or

the Final Terms

shall have the
same meaning when used in this Global Note.
This

Global

Note

is

issued

subject

to,

and

with

the

benefit

of,

the

Conditions

and

an

Agency
Agreement (the
Agency

Agreement
,

which expression

shall be

construed as

a reference

to that
agreement as

the

same may

be amended,

supplemented, novated

or restated

from time

to time)
dated

13

May

2020

and

made

between

the

Issuer,

Equinor

Energy

AS

as

guarantor

(the
Guarantor ), The Bank of New York Mellon (the Agent ) and the other agents named in it.
For value received the Issuer, subject to and

in accordance with the Conditions, promises to pay to
the bearer

of this

Global Note

on the

Maturity Date

and/or on

such earlier

date(s) as

all or

any of
the Notes represented by this

Global Note may become due and

repayable in accordance with the
Conditions, the

amount payable

under the

Conditions in

respect of

the Notes

represented by

this
Global

Note

on

each

such

date

and

to

pay

interest

(if

any)

on

the

nominal amount

of

the

Notes
from

time

to

time

represented

by

this

Global

Note

calculated

and

payable

as

provided

in

the
Conditions

together

with

any

other

sums

payable under

the

Conditions,

upon

(if

the

Final

Terms
indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note)

presentation

and,

at
maturity,

surrender

of

this Global

Note to

or

to

the

order

of

the

Agent or

any

of

the

other

paying
agents located

outside the

United States

(except as

provided in

the Conditions)

from time

to time
appointed by the Issuer

and the Guarantor

in respect of the

Notes, but in each

case subject to the
requirements as to certification provided below.
If the Final Terms

indicates that this Global Note is intended to

be a New

Global Note, the nominal
amount of Notes represented by this Global Note shall be the aggregate nominal amount from time to

time

entered

in

the

records

of

both

Euroclear

Bank

SA/NV

and

Clearstream

Banking

S.A.
(together,

the
relevant Clearing

Systems
).

The records

of the

relevant Clearing

Systems (which
expression in this

Global Note means

the records that

each relevant Clearing

System holds for

its
customers which

reflect the

amount of

such customer's

interest in

the

Notes) shall

be conclusive
evidence of the nominal amount of Notes represented by this Global Note and, for these purposes,
a

statement

issued

by

a

relevant

Clearing

System

stating

the

nominal

amount

of

Notes
represented

by

this

Global

Note

at

any

time

(which

statement

shall

be

made

0010155-0003327 UKO2:

2004375908.9

available to

the

bearer

upon request)

shall be

conclusive evidence

of

the records

of the

relevant
Clearing System at that time.
If

the

Final

Terms

indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note,

the
nominal

amount

of

the

Notes

represented

by

this

Global

Note

shall

be

the

amount

stated

in

the
Final Terms

or, if

lower, the

nominal amount most recently

entered by or on

behalf of the

Issuer in
the relevant column in Part 2 or 3 of Schedule One or in Schedule

Two.
On any

redemption or payment

of interest being

made in respect

of, or

purchase and cancellation
of, any of the Notes represented by this Global Note the Issuer shall procure that:
(a)

if

the

Final

Terms

indicates

that

this

Global

Note

is

intended

to

be

a

New

Global

Note,
details

of

such

redemption,

payment

or

purchase

and

cancellation

(as

the

case

may

be)
shall

be

entered

pro

rata

in

the

records

of

the

relevant

Clearing

Systems

and,

upon

any
such

entry

being

made,

the

nominal

amount

of

the

Notes

recorded

in

the

records

of

the
relevant

Clearing

Systems

and

represented

by

this

Global

Note

shall

be

reduced

by

the
aggregate nominal amount of the Notes so redeemed or purchased and cancelled; or
(b)

if the

Final Terms

indicates that this

Global Note

is not

intended to

be a

New Global

Note,
details

of

such

redemption,

payment

or

purchase

and

cancellation

(as

the

case

may

be)
shall be

entered by

or

on behalf

of the

Issuer in

Schedule One

and the

relevant space

in
Schedule One

recording any

such redemption,

payment or

purchase and

cancellation (as
the case may be) shall be signed

by or on behalf of the Issuer.

Upon any such redemption,
purchase

and

cancellation,

the

nominal

amount

of

the

Notes

represented

by

this

Global
Note shall be

reduced by the

nominal amount of the

Notes so redeemed or

purchased and
cancelled.
Payments

due

in

respect

of

Notes

for

the

time

being

represented

by

this

Global

Note

shall

be
made

to

the

bearer

of

this

Global

Note

and

each

payment

so

made

will

discharge

the

Issuer's
obligations

in

respect

thereof.

Any

failure

to

make

the

entries

referred

to

above

shall

not

affect
such discharge.
Prior to

the Exchange

Date (as

defined below),

all payments

(if any)

on this

Global Note

will only
be

made

to

the

bearer

hereof

to

the

extent

that

there

is

presented

to

the

Agent

by

a

relevant
Clearing System a certificate to the effect that it has received from or in respect of a person entitled to

a

particular

nominal

amount

of

the

Notes

(as

shown

by

its

records)

a

certificate

of

non-US
beneficial ownership in the form required by it.

The bearer of this Global Note will not be entitled to
receive any

payment of

interest

due on

or

after the

Exchange Date

unless upon

due certification
exchange of this Global Note is improperly

withheld or refused.
On or

after the

date (the
Exchange Date
) which

is 40

days after

the Issue

Date this

Global Note
may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either:
(a)

security printed Definitive Notes

and (if applicable) Coupons

and Talons

in the form

set out
in

Part

3,

Part

4

and

Part

5 respectively

of

Schedule 2

to

the

Agency Agreement

(on

the
basis

that

all

the

appropriate

details

have

been

included

on

the

face

of

such

Definitive
Notes

and

(if

applicable)

Coupons

and

Talons

and

the

Final

Terms

(or

the

relevant
provisions

of

the

Final

Terms)

have

been

endorsed

on

or

attached

to

such

Definitive
Notes); or
(b)

either,

(i) if

the Final

Terms

indicates that

this Global

Note is

intended to

be a

New Global
Note,

interests

recorded

in

the

records

of

the

relevant

Clearing

Systems

in

a

Permanent
Global Note or,

(ii) if the

Final Terms

indicates that this Global

Note is not

intended to be

a
New Global

Note, a

Permanent Global

Note, which,

in either

case, is

in or

substantially in
the form

set out

in Part

2 of

Schedule 6

to the

Agency Agreement

(together with

the Final
Terms

attached to it),

0010155-0003327 UKO2:

2004375908.9

in each

case upon

notice being

given by

a relevant

Clearing System

acting on

the instructions

of
any holder of an interest in this Global Note.
If

Definitive

Notes

and

(if

applicable)

Coupons

and/or

Talons

have

already

been

issued

in
exchange for all the

Notes represented for the time

being by the Permanent Global

Note, then this
Global

Note

may

only

thereafter

be

exchanged

for

Definitive

Notes

and

(if

applicable)

Coupons
and/or Talons

in accordance with the terms of this Global Note.
This

Global

Note may

be

exchanged by

the

bearer

hereof

on

any

day

(other

than

a

Saturday or
Sunday) on

which banks

are open

for general

business in

London.

The Issuer

shall procure

that,
as appropriate, (i)

the Definitive Notes

or (as the

case may be)

the Permanent Global

Note issued
and delivered,

or (ii)

the interests

in the

Permanent Global

Note (where

the Final

Terms

indicates
that this

Global Note

is intended to

be a

New Global Note)

shall be

recorded in

the records

of the
relevant

Clearing

System,

in

each

case

in

exchange

for

only

that

portion

of

this

Global

Note

in
respect

of

which

there

shall

have

been

presented

to

the

Agent

by

a

relevant

Clearing

System

a
certificate

to

the

effect

that

it

has

received

from

or

in

respect

of

a

person

entitled

to

a

beneficial
interest in

a particular

nominal amount

of the

Notes (as

shown by

its records)

a certificate

of non-
US

beneficial

ownership

from

such

person

in

the

form

required

by

it.

The

aggregate

nominal
amount

of

Definitive Notes

or

interests in

a

Permanent Global

Note issued

upon

an exchange

of
this Global Note will, subject to the terms

hereof, be equal to the aggregate nominal amount of

this
Global Note submitted by the bearer for exchange.
On an exchange of the whole of this Global Note, this Global Note shall be surrendered to or to the order of the Agent.

On an exchange of part only of this Global Note, the Issuer

shall procure that:
(a)

if

the

Final

Terms

indicates

that

this

Global

Note

is

intended

to

be

a

New

Global

Note,
details

of such

exchange shall

be entered

pro rata

in the

records of

the

relevant Clearing
Systems; or
(b)

if the

Final Terms

indicates that this

Global Note

is not

intended to

be a

New Global

Note,
details

of

such

exchange

shall

be

entered

by

or

on

behalf

of

the

Issuer

in

Schedule

Two
and the relevant space

in Schedule Two

recording such exchange shall be

signed by or on
behalf

of

the

Issuer,

whereupon

the

nominal

amount

of

this

Global

Note

and

the

Notes
represented

by

this

Global

Note

shall

be

reduced

by

the

nominal

amount

so

exchanged.
On

any

exchange

of

this

Global

Note

for

a

Permanent

Global

Note,

details

of

such
exchange

shall

also

be

entered

by

or

on

behalf

of

the

Issuer

in

Schedule

Two

to

the
Permanent Global

Note and

the relevant

space in

Schedule Two

to the

Permanent Global
Note recording such exchange shall be signed by or on behalf of the

Issuer.
Until

the

exchange

of

the

whole

of

this

Global

Note,

the

bearer

of

this

Global

Note

shall

in

all
respects (except

as otherwise

provided in

this Global

Note) be

entitled to

the same

benefits as

if
he were the bearer of Definitive Notes and the

relative Coupons and/or Talons

(if any) represented
by

this

Global

Note.

Accordingly,

except

as

ordered

by

a

court

of

competent

jurisdiction

or

as
required by law or

applicable regulation, the Issuer and

any Paying Agent may deem

and treat the
holder of this Global Note as the

absolute owner of this Global Note for all purposes.
In the event

that this Global

Note (or any

part of it)

has become due

and repayable in

accordance
with the

Conditions or

that the

Maturity Date

(if any)

has occurred

and, in

either case,

payment in
full of

the amount

due has

not been

made to

the bearer

in accordance

with the

provisions set

out
above,

then

from

8.00

p.m.

(London

time)

on

such

day

each

Noteholder

will

become

entitled

to
proceed directly against the Issuer on, and subject to, the terms of the Deed of Covenant executed by

the

Issuer

on

13

May

2020

(as

amended,

supplemented,

novated

and/or

restated

as

at

the
Issue

Date)

in

respect

of

the

Notes

and

the

bearer

will

have

no

further

rights

under

this

Global
Note (but without

prejudice to the rights

which the bearer or

any other person may

have under the
Deed of Covenant).

0010155-0003327 UKO2:

2004375908.9

No

rights

are

conferred on

any

person

under the

Contracts (Rights

of

Third

Parties)

Act

1999 to
enforce

any

term

of

this

Global

Note,

but

this

does

not

affect

any

right

or

remedy

of

any

person
which exists or is available apart from that Act.
If

any

provision

in

or

obligation

under

this

Global

Note

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction,

that will

not

affect or

impair (i)

the
validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other

provision

in

or
obligation under this Global Note, and

(ii) the validity,

legality or enforceability under the law of

any
other jurisdiction of that or any

other provision in or obligation under this Global Note.
This

Global

Note

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed by, and shall be construed in accordance with, English law.
This

Global

Note

shall

not

be

valid

unless

authenticated

by

the

Agent

and,

if

the

Final

Terms
indicates that this Global Note is intended to be a NGN (i) which is intended to be held in a manner
which

would

allow

Eurosystem

eligibility

or

(ii)

in

respect

of

which

effectuation

is

applicable,
effectuated by the entity

appointed as common safe-keeper by the relevant Clearing Systems.
IN WITNESS
whereof the Issuer has caused

this Global Note to be duly

executed on its behalf.
EQUINOR ASA
By:
Authenticated without

recourse,
warranty or liability by
THE

BANK

OF

NEW

YORK
MELLON
By:
Effectuated without
recourse, warranty or
liability by
...................................................
as common safekeeper
By:

0010155-0003327 UKO2:

2004375908.9

SCHEDULE ONE TO

THE TEMPORARY GLOBAL NOTE
1
PART 1
INTEREST PAYMENTS
Date made
Total

amount of interest
payable Amount of interest paid
Confirmation of payment
on
behalf of the Issuer
1

Schedule One should

only be completed where

the Final Terms indicates that this Global

Note is not intended

to be a New
Global Note.

*
See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine
this amount.
0010155-0003327 UKO2:

2004375908.9
97
PART 2
REDEMPTIONS
Date made
Total

amount
of principal
payable
Amount of

principal
paid
Remaining nominal
amount of

this
Global Note
following such
redemption
*
Confirmation of
redemption on
behalf of the Issuer

*
See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine
this amount.
0010155-0003327 UKO2:

2004375908.9
98
PART 3
PURCHASES AND CANCELLATIONS
Date made
Part of

nominal
amount of this Global
Note
purchased and cancelled
Remaining nominal
amount of this

Global Note
following such purchase
and
cancellation
*
Confirmation of
purchase and
cancellation on

behalf
of the Issuer

0010155-0003327 UKO2:

2004375908.9

SCHEDULE TWO TO THE

TEMPORARY GLOBAL NOTE
2
EXCHANGES
FOR DEFINITIVE NOTES

OR PERMANENT GLOBAL

NOTE
The following exchanges of a part of this Global Note

for Definitive Notes or a Permanent Global
Note have been made:
Date made
Nominal amount of this
Global Note

exchanged for
Definitive Notes or a
Permanent Global Note
Remaining nominal
amount of

this Global
Note
following such exchange
*
Notation made

on
behalf of the Issuer
2

Schedule Two should only be

completed where the

Final Terms indicates that this Global Note

is not intended to

be a New
Global Note.
*

See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine

this amount.

0010155-0003327 UKO2:

2004375908.9

PART 2
FORM OF PERMANENT

GLOBAL NOTE
ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

INCOME

TAX

LAWS

INCLUDING

THE
LIMITATIONS

PROVIDED

IN

SECTIONS

165(J)

AND

1287(A)

OF

THE

INTERNAL

REVENUE
CODE.
EQUINOR ASA
PERMANENT GLOBAL

NOTE
Unconditionally and (subject to

Condition 2(c)) irrevocably
guaranteed by EQUINOR ENERGY AS
This Global

Note is

a Permanent

Global Note

in respect

of

a duly

authorised issue

of

Notes (the
Notes ) of Equinor ASA (the Issuer ) described, and having the provisions specified, in Part A of the attached Final Terms

(the
Final Terms
).

References in this Global Note to

the Conditions shall be
to

the

Terms

and

Conditions of

the

Notes other

than

VPS

Notes

as set

out

in

Schedule 1

to

the
Agency Agreement (as defined

below) as completed by

the information set out

in the Final Terms,
but in

the event

of any

conflict between the

provisions of (a)

that Schedule or

(b) this

Global Note
and the information set out in the Final Terms, the Final Terms will prevail.
Words and

expressions defined or

set out in

the Conditions and/or

the Final Terms

shall have the
same meaning when used in this Global Note.
This

Global

Note

is

issued

subject

to,

and

with

the

benefit

of,

the

Conditions

and

an

Agency
Agreement (the
Agency

Agreement
,

which expression

shall be

construed as

a reference

to that
agreement as

the

same may

be amended,

supplemented, novated

or restated

from time

to time)
dated 13 May 2020 and

made between the Issuer,

Equinor Energy AS (the
Guarantor ), The Bank
of New York Mellon (the Agent ) and the other agents named in it.
For value received the Issuer, subject to and

in accordance with the Conditions, promises to pay to
the bearer

of this

Global Note

on the

Maturity Date

and/or on

such earlier

date(s) as

all or

any of
the Notes represented by this

Global Note may become due and

repayable in accordance with the
Conditions, the

amount payable

under the

Conditions in

respect of

the Notes

represented by

this
Global

Note

on

each

such

date

and

to

pay

interest

(if

any)

on

the

nominal amount

of

the

Notes
from

time

to

time

represented

by

this

Global

Note

calculated

and

payable

as

provided

in

the
Conditions

together

with

any

other

sums

payable under

the

Conditions,

upon

(if

the

Final

Terms
indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note)

presentation

and,

at
maturity,

surrender

of

this Global

Note to

or

to

the

order

of

the

Agent or

any

of

the

other

paying
agents located

outside the

United States

(except as

provided in

the Conditions)

from time

to time
appointed by the Issuer and the Guarantor in respect of the Notes.
If the Final Terms

indicates that this Global Note is intended

to be a New Global Note,

the nominal
amount of Notes

represented by this Global

Note shall be

the aggregate amount from

time to time
entered in the records

of both Euroclear Bank SA/NV and

Clearstream Banking S.A. (together,

the
relevant

Clearing

Systems
).

The records

of the

relevant Clearing

Systems (which

expression in
this

Global

Note

means

the

records

that

each

relevant

Clearing

System

holds

for

its

customers
which reflect

the amount of

such customer's

interest in the

Notes) shall be

conclusive evidence of
the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued

by

a

relevant

Clearing

System

stating

the

nominal

amount

of

Notes

represented

by

this
Global

Note

at

any

time

(which

statement

shall

be

made

0010155-0003327 UKO2:

2004375908.9

available to

the

bearer

upon request)

shall be

conclusive evidence

of

the

records

of the

relevant
Clearing System at that time.
If

the

Final

Terms

indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note,

the
nominal

amount

of

the

Notes

represented

by

this

Global

Note

shall

be

the

aggregate

nominal
amount stated

in the

Final Terms

or,

if lower,

the nominal

amount most

recently entered

by or

on
behalf of the Issuer in the relevant column in Part 2 or 3 of Schedule

One or in Schedule Two.
On any

redemption or payment

of interest being

made in

respect of, or

purchase and cancellation
of, any of the Notes represented by this Global Note the Issuer shall procure that:
(i)

if

the

Final

Terms

indicates

that

this

Global

Note

is

intended

to

be

a

New

Global

Note,
details

of

such

redemption,

payment

or

purchase

and

cancellation

(as

the

case

may

be)
shall

be

entered

pro

rata

in

the

records

of

the

relevant

Clearing

Systems

and,

upon

any
such

entry

being

made,

the

nominal

amount

of

the

Notes

recorded

in

the

records

of

the
relevant

Clearing

Systems

and

represented

by

this

Global

Note

shall

be

reduced

by

the
aggregate nominal amount of the Notes so redeemed or purchased and cancelled; or
(ii)

if the

Final Terms

indicates that this

Global Note

is not

intended to

be a

New Global

Note,
details

of

such

redemption,

payment

or

purchase

and

cancellation

(as

the

case

may

be)
shall be

entered by

or

on behalf

of the

Issuer in

Schedule One

and the

relevant space

in
Schedule One

recording any

such redemption,

payment or

purchase and

cancellation (as
the case may

be) shall be

signed by or

on behalf of the

Issuer.

Upon any such redemption
or purchase

and cancellation, the

nominal amount

of the

Notes represented

by this

Global
Note shall be

reduced by the

nominal amount of the

Notes so redeemed or

purchased and
cancelled.
Payments

due

in

respect

of

Notes

for

the

time

being

represented

by

this

Global

Note

shall

be
made

to

the

bearer

of

this

Global

Note

and

each

payment

so

made

will

discharge

the

Issuer's
obligations

in

respect

thereof.

Any

failure

to

make

the

entries

referred

to

above

shall

not

affect
such discharge.
Where the Notes

have initially been represented

by one or

more Temporary

Global Notes, on

any
exchange of any such Temporary

Global Note for this Global Note or any part of

it, the Issuer shall
procure that:
(i)

if

the

Final

Terms

indicates

that

this

Global

Note

is

intended

to

be

a

New

Global

Note,
details of

such exchange shall

be entered

in the

records of

the relevant Clearing

Systems;
or
(ii)

if the

Final Terms

indicates that this

Global Note

is not

intended to

be a

New Global

Note,
details

of

such

exchange

shall

be

entered

by

or

on

behalf

of

the

Issuer

in

Schedule

Two
and the

relevant space

in Schedule

Two

recording any

such exchange

shall be

signed by
or on behalf of

the Issuer,

whereupon the nominal amount of the

Notes represented by this
Global Note shall be increased by the nominal amount any such Temporary

Global Note so
exchanged.
In

certain

circumstances

further

notes

may

be

issued

which

are

intended

on

issue

to

be
consolidated

and

form

a

single

Series

with

the

Notes.

In

such

circumstances

the

Issuer

shall
procure that:
(i)

if

the

Final

Terms

indicates

that

this

Global

Note

is

intended

to

be

a

New

Global

Note,
details

of

such

further

notes

shall

be

entered

in

the

records

of

the

relevant

Clearing
Systems such

that the

nominal amount

of Notes

represented by

this Global

Note shall

be
increased by the amount of such further notes so issued; or

0010155-0003327 UKO2:

2004375908.9

(ii)

if the

Final Terms

indicates that this

Global Note

is not

intended to

be a

New Global

Note,
details of such further

notes shall be entered by

or on behalf of the

Issuer in Schedule Two
and the

relevant space

in

Schedule

Two

recording

such

further

notes

shall

be

signed

by
or

on behalf

of

the

Issuer,

0010155-0003327 UKO2:

2004375908.9

whereupon the nominal amount of the Notes represented by this

Global Note shall be
increased by

the nominal amount of any such further notes so issued.
This

Global

Note may

be exchanged

in whole

but

not

in

part (free

of

charge) for

security printed
Definitive Notes and (if applicable) Coupons and/or Talons

in the form set out in

Part 3, Part 4

and
Part

5 respectively

of Schedule

2 to

the Agency

Agreement (on

the

basis that

all the

appropriate
details

have

been

included on

the

face

of

such Definitive

Notes

and (if

applicable)

Coupons and
Talons

and the Final Terms

(or the

relevant provisions of the Final Terms)

have been endorsed on
or attached to such Definitive Notes) either,

as specified in the Final Terms:
(a)

upon not less than 60 days' written notice being given to the Agent by Euroclear and/or
Clearstream,
Luxembourg acting on the

instructions of any holder

of an interest in

this Global Note; or
(b)

only upon the occurrence

of an Exchange Event.
An Exchange Event means:
(i)

an Event of Default (as defined

in Condition 8) has occurred

and is continuing; or
(ii)

the Issuer

has been

notified that

both the

relevant Clearing

Systems have

been closed

for
business for

a continuous

period of

14 days

(other than

by reason

of holiday,

statutory or
otherwise) or

have announced

an intention

permanently to

cease business

or have

in fact
done so and no successor clearing system is available.
If this Global Note is

only exchangeable following

the occurrence of an Exchange

Event:
(A)

the

Issuer

will

promptly

give

notice

to

Noteholders

in

accordance

with

Condition

12

upon
the occurrence of an Exchange Event; and
(B)

in the event of the occurrence of any Exchange Event, one or more of the relevant Clearing
Systems acting on the instructions

of any holder of an

interest in this Global Note

may give
notice to

the Agent

requesting exchange.

Any such

exchange shall

occur no

later than

45
days after the date of receipt of the first relevant notice by the Agent.
Any such

exchange will

be made

on any

day (other

than

a Saturday

or Sunday)

on which

banks
are open for general business in London by the bearer of

this Global Note.

On an exchange of this
Global Note, this

Global Note shall

be surrendered to

or to the

order of the

Agent.

The aggregate
nominal amount

of Definitive

Notes issued

upon an

exchange of

this Global

Note will

be equal

to
the aggregate nominal amount of this Global Note

at the time of such exchange.
Until the

exchange of

this Global

Note, the

bearer of

this Global

Note shall

in all

respects (except
as otherwise provided in this Global Note) be entitled

to the same benefits as if he were the

bearer
of

Definitive

Notes

and

the

relative

Coupons

and/or

Talons

(if

any)

represented

by

this

Global
Note.

Accordingly,

except as

ordered by

a court of

competent jurisdiction or

as required by

law or
applicable

regulation,

the

Issuer

and

any

Paying

Agent

may

deem

and

treat

the

holder

of

this
Global Note as the absolute owner of this Global Note for all purposes.
In

the

event

that

(a)

this

Global

Note

(or

any

part

of

it)

has

become

due

and

repayable

in
accordance with the Conditions or that the Maturity Date has occurred and, in either case, payment
in full of the amount due has not been made to the bearer in accordance with the provisions set out above, or

(b) following

an Exchange

Event,

this

Global

Note

is

not

duly

exchanged

for

definitive
Notes

by the

day provided

above,

then

from
8.00

p.m.

(London

time)

on

such

day

each

Noteholder

will

become

entitled

to

proceed

directly
against the Issuer on, and subject to, the terms of the Deed of Covenant executed by the Issuer on
13

May

2020

(as

amended,

supplemented,

novated

and/or

restated

as

at

the

Issue

Date)

in

0010155-0003327 UKO2:

2004375908.9

respect of the Notes

and the bearer

0010155-0003327 UKO2:

2004375908.9

will

have

no

further

rights

under

this

Global

Note

(but

without

prejudice

to

the

rights

which

the
bearer or any other person may have under the Deed of Covenant).
No

rights

are

conferred on

any

person

under the

Contracts (Rights

of

Third

Parties)

Act

1999

to
enforce

any

term

of

this

Global

Note,

but

this

does

not

affect

any

right

or

remedy

of

any

person
which exists or is available apart from that Act.
If

any

provision

in

or

obligation

under

this

Global

Note

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction,

that will

not

affect or

impair (i)

the
validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other

provision

in

or
obligation under this Global Note, and

(ii) the validity,

legality or enforceability under the law of

any
other jurisdiction of that or any

other provision in or obligation under this Global Note.
This

Global

Note

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed by, and shall be construed in accordance with, English law.
This

Global

Note

shall

not

be

valid

unless

authenticated

by

the

Agent

and,

if

the

Final

Terms
indicates that this Global Note is intended to be a NGN (i) which is intended to be held in a manner
which

would

allow

Eurosystem

eligibility

or

(ii)

in

respect

of

which

effectuation

is

applicable,
effectuated by the entity

appointed as common safekeeper by the relevant Clearing Systems.
IN WITNESS
whereof the Issuer has caused

this Global Note to be duly

executed on its behalf.
EQUINOR ASA
By:
Authenticated without

recourse,
warranty or liability by
THE

BANK

OF

NEW

YORK
MELLON
By:
Effectuated without
recourse, warranty or
liability by
...................................................
as common safekeeper
By:

0010155-0003327 UKO2:

2004375908.9

SCHEDULE ONE TO THE

PERMANENT GLOBAL

NOTE
3
PART 1
INTEREST PAYMENTS
Date made
Total

amount of interest
payable Amount of interest paid
Confirmation of payment
on
behalf of the Issuer
3

Schedule One should

only be completed

where the Final

Terms indicates that this Global Note

is not intended to

be a New
Global Note.

*
See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine
this amount.
0010155-0003327 UKO2:

2004375908.9
107
PART 2
REDEMPTIONS
Date
made
Total

amount
of principal
payable
Amount of
principal paid
Remaining nominal
amount of

this
Global Note
following such
redemption
*
Confirmation of
redemption on
behalf of

the
Issuer

*
See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine
this amount.
0010155-0003327 UKO2:

2004375908.9
108
PART 3
PURCHASES AND CANCELLATIONS
Date
made
Part of nominal amount
of this Global

Note
purchased and
cancelled
Remaining nominal
amount of this

Global Note
following such purchase
and cancellation
*
Confirmation

of
purchase

and
cancellation

on

behalf
of the Issuer

0010155-0003327 UKO2:

2004375908.9

SCHEDULE TWO TO THE PERMANENT GLOBAL NOTE
4
SCHEDULE OF EXCHANGES

AND ISSUES OF FURTHER
NOTES
The following exchanges

or further notes affecting the nominal

amount of this Global Note

have been
made:
Date
made
Nominal amount of
Temporary Global
Note exchanged for
this Global Note or
nominal amount of
further notes issued
Remaining nominal
amount of this Global
Note following such
exchange or further
notes issued
*
Notation made

on
behalf of the Issuer

0010155-0003327 UKO2:

2004375908.9

4

Schedule Two should only be

completed where the Final

Terms indicates that this Global Note is

not intended to

be a New
Global Note.
*

See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine

this amount.

0010155-0003327 UKO2:

2004375908.9

PART 3
FORM OF DEFINITIVE

NOTE
( Face of Note )
[ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

INCOME

TAX

LAWS

INCLUDING

THE
LIMITATIONS

PROVIDED

IN

SECTIONS

165(j)

AND

1287(a)

OF

THE

INTERNAL

REVENUE
CODE.]
(1)
EQUINOR ASA
unconditionally and (subject

to Condition 2(c)) irrevocably
guaranteed by EQUINOR ENERGY AS
[ Specified Currency and Nominal Amount of Tranche ]
EURO MEDIUM TERM

NOTES DUE [
Year of Maturity ]
This

Note

is

one

of

a

duly

authorised

issue

of

Euro

Medium

Term

Notes

denominated

in

the
Specified

Currency

maturing

on

the

Maturity

Date

(the
Notes
)

of

Equinor

ASA

(the
Issuer ).
References herein to

the Conditions shall

be to the

Terms

and Conditions of

the Notes

other than
VPS Notes

[endorsed hereon/set

out in

Schedule 1

to the

Agency Agreement

(as defined

below)
which shall be

incorporated by reference

herein and have

effect as

if set out

herein] as completed
by

the

Final

Terms

(the
Final

Terms
)

(or

the

relevant

provisions

of

the

Final

Terms)

endorsed
hereon,

but

in

the

event

of

any

conflict

between

the

provisions

of

the

Conditions

and

the
information in the Final Terms, the Final Terms

will prevail.
This

Note

is

issued

subject

to,

and

with

the

benefit

of,

the

Conditions

and

an

amended

and
restated

Agency Agreement

(the
Agency

Agreement
,

which expression

shall be

construed as

a
reference to that agreement as the same may be

amended, supplemented or restated from time to
time)

dated

9

May

2022

and

made

between

[(
inter

alios
)]

the

Issuer,

Equinor

Energy

AS

as
guarantor, The Bank of New York

Mellon, London Branch (the
Agent ) and the other parties named
therein.
For value

received, the

Issuer,

subject to

and in

accordance with

the Conditions,

promises to

pay
to the

bearer hereof on the

Maturity Date and/or on

such earlier date(s)

as this Note

may become
due and repayable in accordance with

the Conditions, the amount payable under

the Conditions in
respect

of

this

Note

on

each

such

date

and

to

pay

interest

(if

any)

on

this

Note

calculated

and
payable as provided in the Conditions together with any other sums payable under the Conditions.
If

any

provision in

or

obligation under

this

Note

is

or

becomes

invalid, illegal

or

unenforceable in
any

respect under the law

of any jurisdiction, that

will not affect or

impair (i) the validity,

legality or
enforceability

under

the

law

of

that

jurisdiction

of

any

other

provision

in

or

obligation

under

this
Note, and
(ii) the

validity,

legality or

enforceability under

the law

of any

other jurisdiction

of that

or any

other
provision in or obligation under this Note.
This Note shall not be

validly issued unless authenticated

by the Agent.
IN WITNESS
whereof the Issuer has caused

this Note to be duly

executed on its behalf.
EQUINOR ASA

0010155-0003327 UKO2:

2004375908.9

(1)

This legend can be

deleted if TEFRA C

or TEFRA not applicable

is specified in the

applicable Final Terms.

0010155-0003327 UKO2:

2004375908.9

By:

............................................
Authorised Signatory
Authenticated without

recourse,
warranty or liability by
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
By:

0010155-0003327 UKO2:

2004375908.9

( Reverse of Note )
Terms and Conditions of the Notes other

than VPS Notes
[
Terms and Conditions of the Notes other than VPS

Notes to be as
set out in Schedule 1 to the Agency Agreement ]
Final Terms
[
Here may be set

out text of Final
Terms relating to the Notes ]

0010155-0003327 UKO2:

2004375908.9

PART 4
FORM OF

COUPON
( Face of Coupon )
EQUINOR ASA
[
Specified Currency and

Nominal Amount Tranche
]
NOTES DUE [ Year of Maturity ]
Series No. [

]
Part A
[ For Fixed Rate Notes :
This Coupon is payable to bearer, separately

Coupon
for negotiable and subject to the Terms and

[
]
Conditions of the Notes other than
VPS Notes of the said Notes.

due
on [

]
20[

]]
Part B
[ For Floating Rate Notes :
Coupon for the amount due in accordance with

Coupon
due the Terms

and Conditions of the Notes other than
VPS Notes on the said

Notes on

in [

]
the Interest Payment Date falling

in

20[

]]
[

] 20[

].
This Coupon is payable

to bearer,
separately negotiable and subject to
such Terms

and Conditions of the Notes
other than
VPS Notes, under which

it may become
void before its due date.]
ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

TAX

LAWS

INCLUDING

THE

LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL

REVENUE CODE.
00

000000

[ISIN]

00

000000

0010155-0003327 UKO2:

2004375908.9

PART 5
FORM OF

TALON
( Face of Talon )
ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

INCOME

TAX

LAWS

INCLUDING

THE
LIMITATIONS

PROVIDED

IN

SECTIONS

165(j)

AND

1287(a)

OF

THE

INTERNAL

REVENUE
CODE.
EQUINOR ASA
[ Specified Currency and Nominal Amount of
Tranche
] EURO MEDIUM TERM

NOTES DUE [
Year
of Maturity ]
Series No. [

]
On and after

[

] further Coupons

[and a further

Talon]

appertaining to the

Note to which

this Talon
appertains will be issued at the specified office of the

Agent or any of the Paying Agents set out on
the reverse hereof (and/or any

other or further Paying Agents

and/or specified offices as may

from
time to

time be

duly appointed

and notified

to the

Noteholders) upon

production and

surrender of
this Talon.
This

Talon

may,

in

certain

circumstances,

become

void

under

the

Terms

and

Conditions

of

the
Notes other than VPS Notes endorsed on the Notes to which

this Talon

appertains.
EQUINOR ASA
By:

............................................
Authorised Signatory

0010155-0003327 UKO2:

2004375908.9

(
Reverse of Coupon and

Talon
)
AGENT
The Bank of New

York Mellon, London
Branch One Canada Square
London E14

5AL
United Kingdom
PAYING

AGENT
The Bank of New York Mellon SA/NV, Luxembourg Branch
Vertigo Building - Polaris
2-4 rue,

Eugène
Ruppert L-2453
Luxembourg
and/or such other or further Agent and other or further Paying

Agents and/or specified offices as
may from time to time be duly appointed by the Issuer and notice of which has been given to the
Noteholders.

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 3
FORM OF DEED OF COVENANT
THIS DEED OF

COVENANT
is made on 13 May 2020 by EQUINOR ASA (the Issuer ) in favour of the

account holders

specified below

of Clearstream

Banking S.A.,

Euroclear Bank

SA/NV,

and/or
any

other

additional

clearing

system

or

systems

as

are

specified

in

Part

B

of

the

Final

Terms
relating to any Note (as defined below) (each a Clearing System ).
WHEREAS :
(A)

The

Issuer

has

entered

into

an

amended

and

restated

Programme

Agreement

(the
Programme

Agreement
,

which

expression

includes

the

same

as

it

may

be

further
amended and/or

restated and/or supplemented

from time

to time)

dated 13 May

2020 with
the

Dealers

named

therein

under

which

the

Issuer

proposes

from

time

to

time

to

issue
Euro Medium Term

Notes (the
Notes ).
(B)

The

Notes

(other

than

the

VPS

Notes

(as

defined

in

the

Programme

Agreement))

will
initially

be

represented

by,

and

comprised

in,

Temporary

Global

Notes

(the
Temporary
Global Notes
) and thereafter may be represented by,

and comprised in, Permanent Global
Notes (the
Permanent Global

Notes
, the

Temporary

Global Notes

and Permanent Global
Notes

being

herein

together

called

the
Global

Notes
)

representing

a

certain

number

of
underlying Notes (the Underlying Notes ).
(C)

Each Global Note may, after

issue, be deposited with a depositary for one or more Clearing
Systems (each such

Clearing System or

all such Clearing

Systems together,

the
Relevant
Clearing

System
). Upon

such deposit

of a

Global Note

the Underlying

Notes represented
by such

Global Note will

be credited to

a securities account

or securities accounts

with the
Relevant

Clearing

System.

Any

account

holder

with

the

Relevant

Clearing

System

which
has Underlying Notes

credited to its

securities account from

time to time

(each a
Relevant
Account

Holder
)

will,

subject

to

and

in

accordance

with

the

terms

and

conditions

and
operating

procedures

or

management

regulations

of

the

Relevant

Clearing

System,

be
entitled to transfer such Underlying Notes and

(subject to and upon payment being made by
the

Issuer to

the

bearer in

accordance

with the

terms

of

the

relevant Global

Note)

will be
entitled to receive

payments from the Relevant

Clearing System calculated by

reference to
the Underlying Notes credited to its securities account.
(D)

In

certain circumstances

specified in

each Global

Note,

the

bearer of

the

Global

Note will
have no

further rights

under the

Global Note

(but without

prejudice to

the rights

which any
person

may

have

pursuant

to

this

Deed

of

Covenant).

The

time

at

which

this

occurs

is
hereinafter

referred

to

as

the
Relevant

Time
.

In

such

circumstances

each

Relevant
Account

Holder

will,

subject

to

and

in

accordance

with

the

terms

of

this

Deed,

acquire
against the

Issuer all

those rights

which such

Relevant Account

Holder would

have had

if,
prior to

the Relevant

Time,

duly executed

and authenticated

Definitive Note(s)

(as defined
in the Agency Agreement (the Agency Agreement , which expression includes the same as it

may

be further

amended and/or

restated

and/or

supplemented from

time

to

time)

dated
13 May 2020) and interest coupons (the Coupons ) appertaining to the Definitive Note(s) (if appropriate)

had

been

issued

in

respect

of

its

Underlying

Note(s)

and

such

Definitive
Notes(s) and

Coupons (if

appropriate) were

held and

beneficially owned

by such

Relevant
Account Holder.
NOW THIS DEED WITNESSES

AS FOLLOWS
:
1.

If

at

any

time

the

bearer

of

the

Global

Note

ceases to

have

rights

under

it

in

accordance
with

the

terms

thereof,

the

Issuer

hereby

undertakes

and

covenants

with

each

Relevant

0010155-0003327 UKO2:

2004375908.9

Account

Holder

(other

than

when

any

Relevant

Clearing

System

is

an

account

holder

of
any

other

Relevant

Clearing

System)

that

each

Relevant

Account

Holder

shall
automatically

acquire

at

the

Relevant

Time,

0010155-0003327 UKO2:

2004375908.9

without the

need for any

further action on

behalf of any

person, against the

relevant Issuer
all

those

rights

which

such

Relevant

Account

Holder

would

have

had

if

at

the

Relevant
Time it

held and beneficially owned duly

executed and authenticated Definitive Note(s)

and
Coupons

(if

appropriate)

in

respect

of

each

Underlying

Note

represented

by

such

Global
Note

which

such

Relevant

Account

Holder

has

credited

to

its

securities

account

with

the
Relevant

Clearing

System

at

the

Relevant

Time.

The

Issuer's

obligation

pursuant

to

this
clause

shall

be

a

separate

and

independent

obligation

by

reference

to

each

Underlying
Note

which

a

Relevant

Account

Holder

has

credited

to

its

securities

account

with

the
Relevant

Clearing

System

and

the

Issuer

agrees

that

a

Relevant

Account

Holder

may
assign its rights hereunder in whole or in part.
2.

The records of the Relevant Clearing System shall be

conclusive evidence of the identity of
the

Relevant

Account

Holders

and

the

number

of

Underlying

Notes

credited

to

the
securities account

of each

Relevant Account

Holder.

For the

purposes hereof

a statement
issued by the Relevant Clearing System stating:
(a)

the name of the Relevant

Account Holder to which

such statement is issued;

and
(b)

the

aggregate

nominal

amount

of

Underlying

Notes

credited

to

the

securities
account of such

Relevant Account Holder

as at the

opening of business

on the first
day following the Relevant

Time on which the

Relevant Clearing System is open for
business,
shall be conclusive evidence

of the records of

the Relevant Clearing System at

the Relevant
Time.
3.

In the

event of

a dispute, the

determination of the

Relevant Time

by the Relevant

Clearing
System

(in the

absence of

manifest error)

shall be

final and

conclusive for

all purposes

in
connection

with

the

Relevant

Account

Holders

with

securities

accounts with

the

Relevant
Clearing System.
4.

The

Issuer

undertakes

in

favour

of

each

Relevant

Account

Holder

that,

in

relation

to

any
payment to be

made by it

under this Deed,

it will comply

with the

provisions of Condition

6
to

the

extent

that

they

apply

to

any

payments

in

respect

of

Underlying

Notes

as

if

those
provisions had been set out in full in this Deed.
5.

The Issuer

agrees to

pay any

stamp and

other similar

duties and

taxes, including

interest
and penalties,

payable on

or in

connection with

the execution

of this

Deed and

any action
taken by any Relevant Account Holder to enforce the provisions of this Deed.
6.

The Issuer hereby

warrants, represents and covenants

with each Relevant

Account Holder
that

it

has

all

corporate

power,

and

has

taken

all

necessary

corporate

or

other

steps,

to
enable it

to execute,

deliver and

perform this

Deed, and

that this

Deed constitutes

a legal,
valid and

binding obligation

of the

Issuer enforceable

in accordance

with its

terms subject
to the laws of bankruptcy and other laws affecting the rights of creditors generally.
7.

This Deed

shall take

effect as

a Deed

Poll for

the benefit

of the

Relevant Account

Holders
from time to time and for

the time being.

This Deed shall be deposited with and

held by the
depositary or

common safekeeper,

as the

case may

be, for

the Relevant

Clearing System
(being

at

the

date

hereof

The

Bank

of

New

York

Mellon

at

One

Canada Square,

London
E14 5AL) until all the obligations of the Issuer hereunder have been discharged in full.
8.

The

Issuer

hereby

acknowledges

the

right

of

every

Relevant

Account

Holder

to

the
production of, and the

right of every Relevant Account

Holder to obtain (upon payment

of a
reasonable charge) a copy of,

this Deed, and further

acknowledges and covenants that the
obligations

binding

upon

it

contained herein

are

owed

to,

and

shall

be for

the

account of,

0010155-0003327 UKO2:

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each and

every Relevant Account

Holder,

and that

each Relevant Account

Holder shall be
entitled severally to enforce the said obligations against the

Issuer.

0010155-0003327 UKO2:

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9.

If

any

provision

in

or

obligation

under

this

Deed

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction,

that will

not affect

or impair
(i)

the

validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other
provision

in

or

obligation

under

this

Deed,

and

(ii)

the

validity,

legality

or

enforceability
under the

law of

any other

jurisdiction of

that or

any other

provision in

or obligation

under
this Deed.
10.

This

Deed

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed by, and shall be construed in accordance with, English law.
The courts of

England are to have

jurisdiction to settle any

disputes which may arise

out of
or

in

connection

with

this

Agreement

(including

a

dispute

relating

to

any

non-contractual
obligations

arising

out

of

or

in

connection

with

this

Agreement)

and

accordingly any

legal
action

or

proceedings

arising

out

of

or

in

connection

with

this

Agreement

(
Proceedings )
may

be

brought

in

such

courts.

The

Issuer

irrevocably

submits

to

the

jurisdiction

of

such
courts and

waives any

objection to Proceedings

in any

such courts whether

on the

ground
of

venue

or

on

the

ground

that

the

Proceedings

have

been

brought

in

an

inconvenient
forum.

This

submission

is

made

for

the

benefit

of

each

of

the

Relevant

Account

Holders
and, to

the extent

allowed by

applicable law,

shall not

limit

the right

or any

of them to

take
Proceedings in any other court of competent

jurisdiction nor shall the taking of Proceedings
in

one

or

more

jurisdictions

preclude

the

taking

of

Proceedings

in

any

other

jurisdiction
(whether concurrently or not).
The

Issuer

irrevocably appoints

Equinor

UK

Limited (whose

offices

are

at

the

date

of

this
Agreement at One Kingdom Street, Paddington Central,

London W2 6BD) as its authorised
agent

for

service

of

process

in

England.

If

for

any

reason

such

agent

shall

cease

to

be
such

agent

for

service

of

process,

the

Issuer

shall

forthwith,

on

request

of

the

Agent,
appoint a

new agent

for service

of

process in

England and

deliver to

the Agent

a copy

of
the new agent's

acceptance of that

appointment within 30 days.

Nothing in this Agreement
shall affect the right to serve process in any other manner permitted by law.
IN

WITNESS
whereof

the

Issuer

has

caused

this

Deed

to

be

duly

executed

the

day and

year
first

above mentioned.
EXECUTED as a DEED )
by EQUINOR ASA and signed

and

)
delivered as a deed on its

)
behalf by

)
an authorised representative of

the company

)

0010155-0003327 UKO2:

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SCHEDULE 4
PROVISIONS FOR MEETINGS

OF NOTEHOLDERS
1.

As

used

in

this

Schedule

the

following

expressions

shall

have

the

following

meanings
unless

the context otherwise requires:
(a)
voting certificate shall mean an English language certificate issued by a Paying
Agent and dated in which it is stated:
(i)

that on

the date

thereof Notes

(not being

Notes in

respect of

which a

block
voting

instruction

has

been

issued

and

is

outstanding

in

respect

of

the
meeting specified in such voting certificate and any adjourned such meeting)
bearing specified

serial numbers

were deposited

with such

Paying Agent

or
(to the

satisfaction of

such Paying

Agent) were

held to

its order

or under

its
control and that no such Notes will cease to be so

deposited or held until the
first to occur of:
(A)

the

conclusion

of

the

meeting

specified

in

such

certificate

or,

if
applicable, any adjourned such meeting; and
(B)

the

surrender

of

the

certificate

to

the

Paying

Agent

who

issued

the
same;

and
(ii)

that the bearer thereof is entitled to attend and vote at such meeting and any adjourned

such

meeting

in

respect

of

the

Notes

represented

by

such
certificate;
(b)
block

voting

instruction
shall

mean

an

English

language

document

issued

by
a

Paying Agent and dated in which:
(i)

it

is

certified

that

Notes

(not

being

Notes

in

respect

of

which

a

voting
certificate

has

been

issued

and

is

outstanding

in

respect

of

the

meeting
specified

in

such

block

voting

instruction and

any

adjourned such

meeting)
have been

deposited with

such Paying

Agent or

(to the

satisfaction of

such
Paying

Agent)

were

held

to

its

order

or

under

its

control

and

that

no

such
Notes will cease to be so deposited or held until the first to occur of:
(A)

the

conclusion

of

the

meeting

specified

in

such

document

or,

if
applicable, any adjourned such meeting; and
(B)

the surrender

to the

Paying Agent

not less

than 48

hours before

the
time

for

which

such

meeting

or

any

adjourned

such

meeting

is
convened

of

the

receipt

issued

by

such

Paying

Agent

in

respect

of
each

such

deposited

Note

which

is

to

be

released

or

(as

the

case
may

require)

the

Note

or

Notes

ceasing

with

the

agreement

of

the
Paying Agent to be held to its order or under its control and the giving of

notice

by

the

Paying

Agent

to

the

Issuer

in

accordance

with
paragraph
17

hereof of the necessary amendment to the block voting
instruction;
(ii)

it

is

certified

that

each

holder

of

such

Notes

has

instructed

such

Paying
Agent that the

vote(s) attributable to

the Note

or Notes

so deposited or

held
should be

cast in

a particular

way in

relation to

the resolution

or resolutions
to be

put to

such meeting

or any

adjourned such

meeting and

that all

such

0010155-0003327 UKO2:

2004375908.9

instructions

are

during

the

period

commencing

48

hours

prior

to

the

time
for

which

such

meeting

or

any

adjourned

0010155-0003327 UKO2:

2004375908.9

such

meeting

is

convened

and

ending

at

the

conclusion

or

adjournment
thereof neither revocable nor capable of amendment;
(iii)

the

total

number

and the

serial

numbers

of

the

Notes

so

deposited or

held
are

listed

distinguishing with

regard

to

each such

resolution between

those
in respect

of which

instructions have

been given as

aforesaid that the

votes
attributable

thereto

should

be

cast

in

favour

of

the

resolution

and

those

in
respect of

which instructions

have been

so given

that the

votes attributable
thereto should be cast against the resolution; and
(iv)

one

or

more

persons

named

in

such

document

(each

hereinafter

called

a
proxy
) is

or are authorised

and instructed by

such Paying Agent

to cast

the
votes

attributable to

the

Notes

so

listed

in

accordance with

the

instructions
referred to in paragraph (iii) above as set out in such document.
The

holder

of

any

voting

certificate

or

the

proxies

named

in

any

block

voting
instruction

shall

for

all

purposes

in

connection

with

the

relevant

meeting

or
adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting

certificate or

block voting

instruction relates

and the

Paying Agent

with
which such Notes have been

deposited or the person holding the

same to the order
or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Notes.
(c)

References herein to the
Notes are to the Notes in respect of which the relevant
meeting is convened.
2.

The

Issuer

may

at

any

time

and,

upon

a

requisition

in

writing

of

Noteholders

holding

not
less than

10 per cent. in

nominal amount of the Notes for

the time being outstanding, shall
convene a meeting of the Noteholders and if

the Issuer makes default for a period of

seven
days

in

convening

such

a

meeting

the

same

may

be

convened

by

the

requisitionists.
Whenever the

Issuer is

about to

convene any

such meeting

it shall

forthwith give

notice in
writing to the

Agent and the

Dealers of the

day,

time and place

thereof (which need

not be
a

physical

place

and

instead

may

be

by

way

of

conference

call,

including

by

use

of

a
videoconference

platform)

and

of

the

nature

of

the

business

to

be

transacted

thereat.
Every such meeting shall be held at such time and place as

the Agent may approve.
3.

At

least 21

days' notice

(exclusive of

the day

on which

the notice

is given

and the

day on
which the

meeting is

held) specifying

the place,

day and

hour of

meeting shall

be given

to
the

Noteholders

prior

to

any

meeting

of

the

Noteholders

in

the

manner

provided

by
Condition 12.

Such notice shall

state generally the

nature of the

business to be

transacted
at

the

meeting

thereby

convened

but

(except

for

an

Extraordinary

Resolution)

it

shall

not
be

necessary

to

specify

in

such

notice

the

terms

of

any

resolution

to

be

proposed.

Such
notice

shall

include

a

statement

to

the

effect

that

Notes

may

be

deposited

with

Paying
Agents for the purpose of obtaining voting certificates or appointing proxies not less than 24 hours

before

the

time

fixed

for

the

meeting

or

that,

in

the

case

of

corporations, they

may
appoint representatives

by resolution

of their

directors or

other governing

body.

A copy

of
the

notice

shall

be

sent

by

post

to

the

Issuer

(unless

the

meeting

is

convened

by

the
Issuer).
4.

Some person

(who may

but need

not be

a Noteholder)

nominated in

writing by

the Issuer
shall be

entitled to

take the chair

at every

such meeting but

if no

such nomination is

made
or if

at any

meeting the

person nominated

shall not

be present

within fifteen

minutes after
the

time

appointed

for

holding

the

meeting

the

Noteholders

present

shall

choose

one

of
their number to be Chair.
5.

At

any

such

meeting

one

or

more

persons

present

holding

Notes

or

voting

certificates

or

0010155-0003327 UKO2:

2004375908.9

being

proxies

and

holding

or

representing

in

the

aggregate

not

less

than

20

per

cent.

in
nominal amount

of the

Notes

for

the

time

being

outstanding shall

(except for

the

purpose
of

passing an

Extraordinary

0010155-0003327 UKO2:

2004375908.9

Resolution) form a

quorum for the

transaction of business

and no business

(other than the
choosing

of

a

Chair)

shall

be

transacted

at

any

meeting

unless

the

requisite

quorum

be
present

at the

commencement of

business.

The quorum

at

any such

meeting for

passing
an

Extraordinary

Resolution

shall

(subject

as

provided

below)

be

one

or

more

persons
present holding Notes

or voting

certificates or

being proxies and

holding or

representing in
the

aggregate

a

clear

majority

in

nominal

amount

of

the

Notes

for

the

time

being
outstanding

PROVIDED

THAT

at

any

meeting

the

business

of

which

includes

any

of

the
following matters

(each of

which shall

only be

capable of

being

effected after

having been
approved by Extraordinary Resolution) namely:
(a)

modification

of

the

Maturity

Date

of

the

Notes

or

reduction

or

cancellation

of

the
nominal amount payable upon maturity; or
(b)

reduction or cancellation of the

amount payable or modification of the payment

date
in

respect

of

any

interest

in

respect

of

the

Notes

or

variation

of

the

method

of
calculating the rate of interest in respect of the Notes; or
(c)

reduction of

any Minimum

Interest Rate

and/or Maximum

Interest Rate

specified in
the applicable Final Terms of any Note; or
(d)

modification

of

the

currency

in

which

payments

under

the

Notes

and/or

Coupons
appertaining thereto are to be made; or
(e)

modification of the

majority required to pass

an Extraordinary Resolution;

or
(f)

the sanctioning of any

such scheme or proposal as

is described in paragraph
18(f)
below; or
(g)

alteration of this proviso or

the proviso to paragraph
6

below;
the

quorum

shall

be

one

or

more

persons

present

holding

Notes

or

voting

certificates

or
being

proxies

and

holding

or

representing

in

the

aggregate

not

less

than

75

per

cent.

in
nominal amount

of

the Notes

for the

time

being outstanding.

An

Extraordinary Resolution
passed

at

any

meeting

of

the

holders

of

Notes

will

be

binding

on

all

holders

of

Notes,
whether or not they are

present at the meeting, and

on all holders of Coupons appertaining
to such Notes.
6.

If

within

fifteen

minutes

after

the

time

appointed

for

any

such

meeting

a

quorum

is

not
present the

meeting shall

if convened

upon the

requisition of

Noteholders be

dissolved.

In
any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the
case of

a meeting

at which

an Extraordinary

Resolution is

to be

proposed in

which case

it
shall stand

adjourned for

such period

being not

less than

14 days

nor more

than 42

days,
and

at

such

place

as may

be

appointed by

the

Chair

and

approved

by the

Agent)

and

at
such adjourned meeting one or more persons present holding Notes or voting certificates or
being proxies (whatever

the nominal

amount of the

Notes so

held or represented

by them)
shall (subject as provided below) form a quorum and shall (subject as provided below) have power

to

pass

any

Extraordinary

Resolution

or

other

resolution

and

to

decide

upon

all
matters

which

could

properly

have

been

dealt

with

at

the

meeting

from

which

the
adjournment took

place had

the

requisite

quorum

been

present

PROVIDED THAT

at

any
adjourned

meeting

the

business

of

which

includes

any

of

the

matters

specified

in

the
proviso

to

paragraph
5

above

the

quorum

shall

be

one

or

more

persons

present

holding
Notes

or

voting

certificates

or

being

proxies

and

holding or

representing in

the

aggregate
not

less

than

a

clear

majority

in

nominal

amount

of

the

Notes

for

the

time

being
outstanding.

0010155-0003327 UKO2:

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7.

Notice

of

any

adjourned meeting

at

which

an

Extraordinary

Resolution

is

to

be

submitted
shall

be

given

in

the

same

manner

as

notice

of

an

original

meeting

but

as

if

10

were
substituted for

21 in paragraph
3

above

and

such

notice

shall (except

in

cases

where the
proviso

to

paragraph
6

above

0010155-0003327 UKO2:

2004375908.9

shall apply when it

shall state the

relevant quorum) state that

one or more persons

present
holding Notes or

voting certificates or being

proxies at the

adjourned meeting whatever the
nominal amount

of the

Notes held

or represented

by them

will form

a quorum.

Subject as
aforesaid it shall not be necessary to give any notice of an adjourned meeting.
8.

Except

whilst

the

Notes

are

in

global

form

and

only

one

proxy

is

attending

the

meeting,
every

question submitted

to

a meeting

shall be

decided in

the

first

instance by

a

show

of
hands.

In case

of equality

of votes

the Chair

shall both

on a

show of

hands and

on a

poll
have a casting vote in

addition to the vote or votes (if any) to

which they may be entitled as
a Noteholder or as a holder of a voting

certificate or as a proxy.
9.

At

any

meeting,

unless

the

Notes

are

in

global

form

and

only

one

proxy

is

attending

the
meeting

or

a

poll

is

(before

or

on

the

declaration

of

the

result

of

the

show

of

hands)
demanded by

the Chair

or the

Issuer or

by one

or more

persons present

holding Notes

or
voting certificates

or being

proxies (whatever

the nominal

amount of

the Notes

so held

by
them),

a

declaration

by

the

Chair

that

a

resolution

has

been

carried

or

carried

by

a
particular majority or lost or not carried by a particular majority shall be conclusive evidence of

the

fact

without proof

of

the

number

or

proportion of

the

votes recorded

in

favour

of

or
against such resolution.
10.

Subject

to

paragraph
12

below,

if

at

any

such

meeting

a

poll

is

so

demanded

it

shall

be
taken

in

such

manner

and

subject

as

hereinafter

provided

either

at

once

or

after

an
adjournment

as

the

Chair

directs

and

the

result

of

such

poll

shall

be

deemed

to

be

the
resolution of the meeting at which the poll was demanded as at the date of the taking of the poll.

The

demand

for

a

poll

shall

not

prevent

the

continuance

of

the

meeting

for

the
transaction of any business other than the motion on which the poll has been demanded.
11.

The Chair

may with

the consent

of (and

shall if

directed by)

any such

meeting adjourn

the
same from time

to time and

from place to

place but no

business shall be

transacted at any
adjourned meeting

except business

which might

lawfully (but

for lack

of required

quorum)
have been transacted at the meeting from which the adjournment took place.
12.

Any

poll demanded

at

any such

meeting

on the

election

of

a Chair

or

on any

question of
adjournment shall be taken at the meeting without adjournment.
13.

Any director

or officer

of the

Issuer and

its lawyers

may attend

and speak

at any

meeting.
Save as

aforesaid, but

without prejudice

to the

proviso to

the definition

of
outstanding in
subclause
1.2

of this

Agreement, no

person shall be

entitled to

attend and

speak nor

shall
any

person

be

entitled

to

vote

at

any

meeting

of

the

Noteholders

or

join

with

others

in
requisitioning

the

convening

of

such

a

meeting

unless

they

either

produce

the

Note

or
Notes

of which

they

are the

holder or

a voting

certificate or

is a

proxy.

Neither the

Issuer
nor any

of its

Subsidiaries shall be

entitled to

vote at

any meeting in

respect of

Notes held
by

it

for the

benefit of

any such

company and

no other

person shall

be entitled

to

vote

at
any

meeting

in

respect

of

Notes

held

by

it

for

the

benefit

of

any

such

company.

Nothing
herein

contained

shall

prevent

any

of

the

proxies

named

in

any

block

voting

instruction
from being a director, officer or representative of or otherwise connected with the Issuer.
14.

Subject as provided in paragraph
13

hereof at any meeting:
(a)

on

a

show of

hands

every person

who is

present

in

person and

produces a

Note
or

voting certificate or is a proxy shall have one vote; and
(b)

on a poll every person who

is so present shall have one vote

in respect of:
(i)

in the case of a meeting of the holders of Notes all of which are denominated in a

single currency, each minimum integral amount of such

0010155-0003327 UKO2:

2004375908.9

currency; and

0010155-0003327 UKO2:

2004375908.9

(ii)

in the

case of

a meeting

of the

holders of

Notes denominated

in more

than
one

currency,

each

€1.00

or,

in

the

case

of

a

Note

denominated

in

a
currency

other

than

euro,

the

equivalent

of

€1.00

in

such

currency

at

the
Agent's

spot

buying

rate

for

the

relevant

currency

against

euro

at

or

about
11.00

a.m.

(London

time)

on

the

date

of

publication

of

the

notice

of

the
relevant

meeting

(or

of

the

original

meeting

of

which

such

meeting

is

an
adjournment),
or

such

other

amount

as

the

Agent

shall

in

its

absolute

discretion

stipulate

in
nominal

amount

of

Notes

so

produced

or

represented

by

the

voting

certificate

so
produced or in respect of which they are a proxy.
Without prejudice to the obligations of the proxies named in any block voting instruction any person

entitled to

more than

one vote

need

not use

all

their

votes or

cast

all the

votes to
which they are entitled in the same way.
15.

The proxies named in any

block voting instruction

need not be Noteholders.
16.

Each block voting instruction

together (if so requested

by the Issuer) with proof

satisfactory
to the Issuer of

its due execution on

behalf of the relevant Paying

Agent shall be deposited
at such

place as the

Agent shall approve

not less than

24 hours before

the time appointed
for

holding

the

meeting

or

adjourned

meeting

at

which

the

proxies

named

in

the

block
voting

instruction

propose

to

vote

and

in

default

the

block

voting

instruction

shall

not

be
treated as

valid unless

the Chair

of the

meeting decides otherwise

before such

meeting or
adjourned meeting

proceeds to

business.

A certified

copy of

each block

voting instruction
shall be

deposited with

the Agent

before the

commencement of

the meeting

or adjourned
meeting but

the Agent

shall not

thereby be

obliged to investigate

or be

concerned with the
validity of or the authority of the proxies named in any such block voting instruction.
17.

Any

vote

given

in

accordance

with

the

terms

of

a

block

voting

instruction

shall

be

valid
notwithstanding the

previous revocation

or amendment

of the

block voting

instruction or

of
any

of

the

Noteholders' instructions

pursuant to

which

it

was

executed PROVIDED

THAT
no intimation in writing of such revocation or amendment shall have been received from the
relevant

Paying

Agent

by

the

Issuer

at

its

registered

office

(or

such

other

place

as

may
have been

approved by

the Agent

for the

purpose) by

the time

being 24

hours before

the
time

appointed

for

holding

the

meeting

or

adjourned

meeting

at

which

the

block

voting
instruction is to be used.
18.

A

meeting

of

the

Noteholders shall

in

addition to

the

powers hereinbefore

given

have the
following powers exercisable by Extraordinary Resolution

(subject to the provisions relating
to quorum contained in paragraphs
5

and
6

above) only, namely:
(a)

power to

sanction any

compromise or

arrangement proposed

to be

made between
the Issuer and the Noteholders and Couponholders or any of

them;
(b)

power

to

sanction

any

abrogation,

modification,

compromise

or

arrangement

in
respect

of

the

rights

of

the

Noteholders

and

Couponholders

against

the

Issuer

or
against any of its property whether such rights

shall arise under this Agreement, the
Notes or the Coupons or otherwise;
(c)

power to assent to any modification of the provisions contained in this Agreement or the

Conditions,

the

Notes,

the

Coupons

or

the

Deed

of

Covenant

which

shall

be
proposed by the Issuer;
(d)

power

to

give

any

authority

or

sanction

which

under

the

provisions

of

this
Agreement or the Notes is required to be given by Extraordinary

Resolution;

0010155-0003327 UKO2:

2004375908.9

(e)

power

to

appoint

any

persons

(whether

Noteholders

or

not)

as

a

committee

or
committees

to

represent the

interests

of

the

Noteholders

and

to

confer upon

such
committee

or

committees

any

powers

or

discretions

which

the

Noteholders

could
themselves exercise by

Extraordinary Resolution;
(f)

power to sanction any scheme or proposal for the exchange or sale of the Notes for, or the

conversion of the

Notes into

or the cancellation

of the Notes

in consideration
of,

shares,

stock,

notes,

bonds,

debentures,

debenture

stock

and/or

other
obligations

and/or

securities

of

the

Issuer

or

any

other

company

formed

or

to

be
formed,

or

for

or

into

or

in

consideration

of

cash,

or

partly

for

or

into

or

in
consideration

of

such

shares,

stock,

notes,

bonds,

debentures,

debenture

stock
and/or

other

obligations

and/or

securities

as

aforesaid

and

partly

for

or

into

or

in
consideration of cash; and
(g)

power

to

approve

the

substitution

of

any

entity

in

place

of

(i)

the

Issuer

(or

any
previous

substitute)

as

the

principal

debtor

in

respect

of

the

Notes

and

the
Coupons.
19.

Any

resolution

(i)

passed

at

a

meeting

of

the

Noteholders

duly

convened

and

held;

(ii)
passed

as

a

resolution

in

writing

or

(iii)

passed

by

way

of

electronic

consents

given

by
Noteholders

through

the

relevant

clearing

system(s),

in

accordance

with

the

provision
hereof

shall

be

binding

upon

all

the

Noteholders

whether

present

or

not

present

at

such
meeting referred to in

(i) above and

whether or not voting

and upon all Couponholders

and
each of them

shall be bound to

give effect thereto accordingly

and the passing of

any such
resolution

shall be

conclusive evidence

that the

circumstances justify

the

passing thereof.
Notice of the result of the voting

on any resolution duly considered by the Noteholders shall
be

published in

accordance with

Condition 12

by the

Issuer

within 14

days

of

such result
being known PROVIDED THAT

the non-publication of such

notice shall not invalidate

such
resolution.
20.

The expression
Extraordinary

Resolution
when used

in this

Agreement or

the Conditions
means
(a)

a

resolution

passed

at

a

meeting

of

the

Noteholders

duly

convened

and

held

in
accordance with the provisions herein contained by a majority consisting of not less than 75 per cent. of the

persons voting thereat upon a show

of hands or if

a poll be duly demanded
then by a majority consisting of not less

than 75 per cent. of the votes given

on such poll

or
(b) a resolution in writing signed

by or

on behalf of the holders of

not less than 75 per cent.
in nominal

amount

of the

Notes for

the time

being outstanding,

which resolution

in writing
may be contained in

one document or

in several documents in

similar form each signed

by
or

on

behalf

of

one

or

more

of

the

Noteholders or

(c)

consent

given

by

way

of

electronic
consents through the

relevant clearing system(s)

(in a form

satisfactory to the

Agent) by or
on behalf of the holders of not less than 75 per cent. in nominal amount of the Notes for the time being outstanding.
21.

Minutes

of

all

resolutions

and

proceedings

at

every

such

meeting

as

aforesaid

shall

be
made

and duly

entered in

books to

be from

time to

time

provided for

that

purpose by

the
Issuer

and

any

such

Minutes

as

aforesaid

if

purporting

to

be

signed

by

the

Chair

of

the
meeting

at

which

such

resolutions

were

passed

or

proceedings

had

shall

be

conclusive
evidence

of

the

matters

therein

contained

and

until

the

contrary

is

proved

every

such
meeting in

respect of

the proceedings

of which Minutes

have been made

shall be

deemed
to

have

been

duly

held

and

convened

and

all

resolutions

passed

or

proceedings

had
thereat to have been duly passed or had.
22.

Subject

to

all

other

provisions contained

herein the

Agent may

without the

consent of

the
Issuer,

the Noteholders

or the

Couponholders prescribe

such further

regulations regarding

0010155-0003327 UKO2:

2004375908.9

the requisitioning and/or the

holding of meetings of Noteholders

and attendance and voting
thereat

as

the

Agent

may

in

its

sole

discretion

think

fit

(including,

without

limitation,

the
holding of

meetings by

conference call,

including by

use of

a videoconference

platform in
circumstances where it may be impractical or inadvisable to hold physical meetings).

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 5
FORM OF PUT NOTICE
for Notes in definitive form
EQUINOR ASA
[
title of relevant Series

of Notes
]
By depositing this duly completed

Notice with any Paying Agent for

the above Series of Notes

(the
Notes
)

the

undersigned holder

of

such

Notes surrendered

with this

Notice and

referred to

below
irrevocably exercises its option to have

such Notes redeemed in accordance with Condition

5(
f ) on
[redemption date].
This Notice relates to Notes

in the aggregate nominal

amount of
.............. bearing the following serial numbers:
................................................................
................................................................
................................................................
If the

Notes referred

to above

are to

be returned

(1) to

the

undersigned under

subclause
10.4

of
the Agency Agreement, they should be returned by post to:
.........................
.........................
.........................
Payment Instructions
Please make

payment in

respect

of the

above-mentioned Notes

by [cheque

posted to

the

above
address/transfer to the following bank account] (2):
Bank:

................................
Branch Address:

................................
Branch Code:

................................
Account Number:

................................
Signature of holder:

................................
Duly authorised on behalf of [ ]
[To

be completed by

recipient Paying
Agent]
Details of missing unmatured

Coupons

....................

(3)
Received by:

.........................

0010155-0003327 UKO2:

2004375908.9

[Signature and stamp of

Paying Agent]
At its office at:

.................................
On:

......................................
Notes
(1)

The Agency Agreement provides that Notes so returned will be sent by post, uninsured and at the

risk of the

Noteholder, unless

the Noteholder otherwise

requests and pays

the costs
of such

insurance to

the relevant

Paying Agent

at the

time of

depositing the

Note referred
to above.
(2)

Delete as applicable.
(3)

Only relevant for Fixed

Rate Notes in definitive

form.
N.B.

The

Paying

Agent

with

whom

the

above-mentioned

Notes

are

deposited

will

not

in

any
circumstances

be

liable

to

the

depositing

Noteholder

or

any

other

person

for

any

loss

or
damage

arising

from

any

act,

default

or

omission

of

such

Paying

Agent

in

relation

to

the
said Notes

or any

of them

unless such

loss or

damage was

caused by

the fraud

or gross
negligence of such Paying Agent or its directors, officers or employees.
This

Put

Notice

is

not

valid

unless

all

of

the

paragraphs

requiring

completion

are

duly
completed.

Once

validly

given

this

Put

Notice

is

irrevocable

except

in

the
circumstances

set

out

in subclause
10.4

of the Agency Agreement.

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 6
FORM OF

DEED POLL
This Deed

Poll is

made on

[

] by

[
name of

existing issuer
] as

existing issuer

(in its

capacity as
existing

issuer

of

the

Notes

(as

defined

below),

the
Existing

Issuer
),

a

company

incorporated
in

[

],

[and] [
name

of

Substitute
]

as

the

substitute

of

the

Existing

Issuer

(the
Substitute
),

a
company

incorporated

in

[

]

[and

Equinor

ASA

[and

Equinor

Energy

AS]

as

guarantor[s]

(in
[its][their]

capacity

as

guarantor[s],

the
Guarantor[s]
),

[a

company][companies]

incorporated

in
The Kingdom of Norway].
(A)

The

Existing

Issuer

has

entered

into

a

Programme

Agreement

dated

9

May

2022

(the
Programme

Agreement
which

expression

includes

the

same

as

it

may

be

amended,
supplemented

or

restated from

time

to

time)

with the

Dealers

named therein

under

which
the Existing Issuer has issued and

has outstanding Euro Medium Term Notes (
Notes ).
(B)

The

Notes

have

been

issued

subject

to

and

have

the

benefit

of

an

Agency

Agreement
dated 9 May

2022 (the
Agency Agreement
which expression includes the same

as it may
be amended,

supplemented or

restated from

time to

time) and

entered into

between,
inter
alios
,

the

Existing

Issuer,

The

Bank

of

New

York

Mellon,

London

Branch

as

Agent

(the
Agent
which expression shall include

its successor or

successors for the

time being under
the Agency Agreement) and the other parties named therein.
(C)

The

Existing

Issuer

has

executed

a

Deed

of

Covenant

dated

13

May

2020

(the
Deed

of
Covenant
,

which

expression includes

the

same as

it

may

be

amended, supplemented

or
restated from

time to

time) relating

to Global

Notes (as

defined in

the Agency

Agreement)
issued by the Existing Issuer pursuant to the Programme Agreement.
(D)

It

has

been

proposed

that

in

respect

of

the

Notes

there

will

be

a

substitution

of

the
Substitute

for

the

Existing

Issuer

as

the

issuer

of

the

Notes.

Expressions

defined

in

the
Agency

Agreement

have

the

same

meaning

in

this

Deed

unless

the

context

requires
otherwise.
(E)

References

herein

to
Notes
include

any
Underlying

Notes
(as

defined

in

the

Deed

of
Covenant).

References

herein

to
Coupons
are

to

Coupons

relating

to

the

Notes.
References

herein

to
Holder
means

any

Noteholder,

Couponholder

or,

in

relation

to

any
Underlying Notes, any Relevant Account Holder.
THIS DEED WITNESSES as follows:
1.

The Substitute agrees that, with

effect from and

including the first date on

which notice has
been given by the Existing Issuer pursuant to Condition 14 and all the other requirements of
such Condition have been met (the Effective Date ), it shall be deemed to be the Issuer for all purposes in respect of the Notes

and any Coupons and accordingly it shall be entitled

to
all the rights, and

subject to all the liabilities, on

the part of the

Existing Issuer contained in
them.
2.

With effect from and including

the Effective Date:
(a)

the

Existing Issuer

shall

be

released

from

all

its

liabilities, in

its

capacity as
issuer

of

the Notes, contained in the Notes and any Coupons; and
(b)

the Terms and Conditions of the Notes (the
Conditions
) shall be amended as

follows:
(i)

all references to
the Kingdom of Norway [(or, as the case may be, the

0010155-0003327 UKO2:

2004375908.9

jurisdiction of

incorporation

or

residence

for

tax

purposes

of

the
preceding

substituted

0010155-0003327 UKO2:

2004375908.9

company)] in Condition 5(b)

shall, in respect of

payments to be made

by the
Substitute

(but

not

in

respect

of

payments

to

be

made

by

[[(A)]

the

New
Guarantor

(as

defined

below)

][[or

(B)]

the

Guarantor[s])]

under

this

Deed
Poll), be

replaced

by references to

"[
jurisdiction of

a country

of residence of
the Substitute for tax purposes and/or, if different, of its incorporation ]"; and
(ii)

all

references

to
the

Kingdom

of

Norway
[(or,

as

the

case

may

be,

the
jurisdiction

of

incorporation

or

residence

for

tax

purposes

of

the

preceding
substituted

company)]

in

Condition

6

shall,

in

respect

of

payments

to

be
made by the

Substitute (but not

in respect of

payments to be

made by [[(A)]
the New Guarantor (as

defined below) ][[or (B)]

the Guarantor[s])] under this
Deed

Poll),

be

replaced

by

references

to

"[
jurisdiction

of

a

country

of
residence

of

the

Substitute

for

tax

purposes

and/or,

if

different,

of

its
incorporation ]".
3.

(a)

The [Existing Issuer

(in such capacity,

the
New Guarantor
)[ and the]

Guarantor[s][,
subject

(in

the

case

of

Equinor

Energy

AS)

to

Condition

[2(c)]

(
Termination

of

the
Guarantee ) and clause 3(g) below,] unconditionally and irrevocably guarantee[s] [on a joint and several basis] that, if for any reason the Substitute does not pay any sum payable by it

under any Note or

Coupon (whether or not

attached to it) or

this Deed
on

the

date

specified

for

such

payment

(whether

on

the

normal

due

date,

on
acceleration

or

otherwise),

[the

New

Guarantor

][or]

the

Guarantor[s]

will

pay

that
sum

in

the

currency

in

which

it

is

payable

under

such

Note

to

the

Holder

on

that
date on

demand to

[either][ the

New Guarantor

at [
]][ or

]the Guarantor[s] at [

]].
(b)

As

between [the

New

Guarantor][, ][the

Guarantor[s]] and

each

Holder

but

without
effecting

the

Substitute's

obligations,

[each

of][

the

New

Guarantor

][and

][the
Guarantor[s]]

will

be

[jointly

and

severally]

liable

under

this

Deed

as

if

it

were

the
sole

principal

debtor

and

not

merely

a

surety.

Accordingly,

[each

of][

the

New
Guarantor][and][

the

Guarantor[s]]

will

not

be

discharged,

nor

will

its

liability

be
affected,

by anything

which would

not

discharge it

or

affect

is liability

if

it were

the
sole

principal

debtor

(including

(i)

any

time,

indulgence,

concession,

waiver

or
consent at any time given to the Substitute or

any other person, (ii)

any amendment
or

supplement to

any

of

the

Conditions

or

to

this

Deed

or

to

any

security

or

other
guarantee or indemnity, (iii) the making or absence of any demand on the Substitute or any other person for payment, (iv)

the enforcement or absence of enforcement of
any

Note

or

any

Coupon

or

this

Deed

or

of

any

security

or

other

guarantee

or
indemnity,

(v)

the

taking,

existence

or

release

of

any

security,

guarantee

or
indemnity,

(vi)

the

winding-up,

dissolution,

amalgamation,

reconstruction

or
reorganisation of the Substitute or

any other person or (vii) the

illegality, invalidity or
unenforceability of or

any defect in

any provision of

any Note or

any Coupon or

this
Deed or any of the Substitute's obligations under any of them).
(c)

The

[New

Guarantor's

][and,

subject

(in

the

case

of

Equinor

Energy

AS)

to
Condition

[2(c)]

(
Termination

of

Guarantee
)

and

clause

3(g)

below,

the
Guarantor[s]'[s]

respective]

obligations

under

this

Deed

are

and

will

remain

in

full
force

and effect

by way

of

continuing security

until no

sum

remains payable

under
the Notes or any

Coupons or this Deed. Furthermore, these

obligations of [each of][
the

New

Guarantor

][and

][the

Guarantor[s]]

are

additional

to,

and

not

instead

of,
any

security

or

other

guarantee

or

indemnity

at

any

time

existing

in

favour

of

any
person,

whether

from

[the

New

Guarantor][,

][the

Guarantor[s]]

or

otherwise,

and
may

be

enforced

without first

having

recourse to

the

Substitute,

any other

person,
any

security

or

any

other

guarantee

or

indemnity.

[The][Each

of

the][

New
Guarantor

][and][

the

Guarantor[s]]

irrevocably

waive[s]

all

notices

and

demands

0010155-0003327 UKO2:

2004375908.9

whatsoever.

0010155-0003327 UKO2:

2004375908.9

(d)

So long

as any

sum remains

payable under

any Note

or any

Coupon or

this Deed
no right of the [New Guarantor ][or ][the Guarantor[s]], by reason of the performance of any

of [its][their]

obligations under this

Deed, to

be indemnified

by the

Substitute
or to take the benefit of or enforce any security or other guarantee or indemnity shall be exercised or enforced.
(e)

[The][Each of

the][ New

Guarantor ][and

the] Guarantor[s]]

shall on

demand [jointly
and

severally]

indemnify

the

relevant

Holder

against

any

cost,

loss,

expense

or
liability sustained

or

incurred by

it

(other than

value added

tax or

similar tax

to the
extent

recoverable

by

the

relevant

Holder)

as

a

result

of

it

being

required

for

any
reason (including any bankruptcy,

insolvency,

winding-up, dissolution, or similar law
of any jurisdiction)

to refund all

or part

of any amount

received or recovered

by it in
respect of

any sum

payable by

the

Substitute under

any

relevant

Note

or

Coupon
or

this

Deed

and

[each

of

][the

New

Guarantor

][and
][the Guarantor[s]] shall in

any event pay

to it on

demand the amount

as refunded by
it.
(f)

As

separate,

independent

and

alternative

stipulations,

[each

of

][the

New
Guarantor

][and
][the

Guarantor[s]]

unconditionally

and

irrevocably

agrees[,

on

a

joint

and

several
basis]: (i)

that any

sum which,

although expressed

to

be payable

by the

Substitute
under any

Note or

any Coupon or

this Deed, is

for any

reason (whether or

not now
existing

and

whether or

not

now

known

or

becoming known

to

the

Substitute, [the
New

Guarantor][

the

Guarantor[s]]

or

any

Noteholder

or

Couponholder)

not
recoverable from [either [of ]][the New

Guarantor ][or
][the

Guarantor[s]]

on

the

basis

of

a

guarantee

shall

nevertheless

be

recoverable
from

it

if

it

were

the

sole

principal

debtor

and

shall

be

paid

by

it

to

the

relevant
Holder on demand

and
(ii) as

a primary

obligation to

indemnify each

Holder against

any loss

suffered by

it
as a result of any sum expressed to

be payable by the Substitute under any Note or
any Coupon

or this

Deed not

being paid

by the

time, on

the date

and otherwise

in
the manner

specified therein or

any payment obligation

of the

Substitute under any
Note or any Coupon or this Deed being or becoming

void, voidable or unenforceable
for

any

reason

(whether

or

not

now

existing

and

whether

or

not

now

known

or
becoming

known

to

the

Substitute,

[the

New

Guarantor][,

the

Guarantor[s]]

or

any
Noteholder or

Couponholder), the

amount of

that loss

being the

amount expressed
to be payable by the Substitute in respect of the relevant sum.
(g)

[The release

of Equinor

Energy AS

in accordance

with Condition

2(c) (
Termination
of Guarantee
) from its

obligations under this

Deed Poll will take

effect automatically
unconditionally,

without prejudice

to

any obligations

which may

have accrued

prior
to that time, without the need for any further act or thing to be done.]
4.

All

payments

made

by

[either

[of

]][the

New

Guarantor

][or

][the

Guarantor[s]]

under

this
Deed

shall be made free

and clear of, and

without withholding or deduction for,

any taxes,
duties, assessments or governmental charges ( Taxes
) of whatever nature

imposed, levied,
collected, withheld or assessed by or within the Kingdom of Norway or any authority therein or thereof

having power to

tax, unless

such withholding or

deduction is

required by

law.

In
that

event

[either [of]][the

New

Guarantor ][or

][the

Guarantor[s]] shall

pay such

additional
amounts as will result in receipt by the Noteholders and Couponholders of such amounts as
would

have

been

received

by

them

had

no

such

withholding

or

deduction

been

required,
except that no such additional amounts shall be

payable in respect of any Note or Coupon:
(a)

to,

or

to

a

third

party

on

behalf

of,

a

Holder

who

presented

the

relevant

Note

or
Coupon for payment in the Kingdom of Norway;

0010155-0003327 UKO2:

2004375908.9

(b)

to,

or

to

a

third

party

on

behalf

of,

a

Holder

who

is

liable

(or

where

the

beneficial
owner is liable) to such Taxes

by reason of the Holder having some connection with
the Kingdom of Norway other than the mere holding of the Note or Coupon;

0010155-0003327 UKO2:

2004375908.9

(c)

to,

or

to

a

third

party

on

behalf

of,

a

Holder

who

presented

the

relevant

Note

or
Coupon for

payment more

than 30

days after

the Relevant

Date (as

defined in

the
Conditions) except

to the

extent that

such Holder

would have

been entitled

to such
additional amounts on presenting the same for payment on such thirtieth day;
(d)

on

account

of

any

Taxes

that

are

payable

pursuant

to

the

Norwegian

Tax

Act
section

10-80 on

payments to

related

companies or

undertakings (as

such term

is
defined in the Norwegian Tax

Act section 10-82) tax resident in a low-tax jurisdiction
(as such term is defined in the Norwegian Tax Act section 10-63); or
(e)

as a result of any FATCA Withholding (as defined in the Agency

Agreement).
5.

The Conditions shall apply,

where the context so admits, with any

necessary consequential
modifications,

to

[the

New

Guarantor

][,

][the

Guarantor[s]]

and

to

[its][their

respective]
obligations under this Deed.

For the avoidance of doubt:
(a)

in Condition

2(b) (
Status of

Guarantee
) the

payment obligations shall

include those
of [the New Guarantor ][and ][the Guarantor[s]] under this Deed;
(b)

[Condition

2(c)

(
Termination

of

Guarantee
)

shall

apply,
mutatis

mutandis
,

to

the
obligations

of

Equinor

Energy

AS

(but

not,

for

the

avoidance

of

doubt,

the
[New][other] Guarantor) under clause 3 of this Deed;]
(c)

in Condition 5(b) (
Redemption for Tax Reasons ):
(i)

references

to

"the

Guarantee"

shall

be

replaced

by

references

to

the
obligations of

the

[New Guarantor

][[and ][the

Guarantor[s][, as

applicable,]
under clause 3 of this Deed; and
(ii)

references to

"the Guarantor"

shall be

replaced by

references to

"[each of][
the New Guarantor ][and ][the Guarantor[s]]";
(d)

Condition 5(h)

(
Purchases
) shall

apply,
mutatis mutandis,
to [the

New Guarantor

][,
][the

Guarantor[s]] and

any Notes

so purchased

shall not

entitle the

holder to

vote
at, or

attend, or

be counted towards

the quorum at

meetings of

the Noteholders

for
such Notes;
(e)

Condition 8 (
Events of Default ):
(i)

references

to

the

Issuer

in

subclause

(d)

(
Winding-up
),

shall

include

a
reference to [the New Guarantor][ and ][the Guarantor[s]];
(ii)

there

shall

be

an

additional

Event

of

Default

if

the

Substitute

ceases

to
be wholly-owned and controlled by Equinor ASA; and
(iii)

there

shall

be

an

additional

Event

of

Default

if

the

obligations

of

[the

New
Guarantor ][or

][either of

][the Guarantor[s]]

under this

Deed are

not (or

are
claimed by [the New Guarantor ][or ][either of ][the Guarantor[s]] not to be) in full force and effect; and
(f)

in

Condition

13

(
Meetings

of

Noteholders,

Modification

and

Waiver
)

an

extra
category

shall

be

added

to

the

proposals

for

which

a

special

quorum

is

required,
namely

a

proposal

to

modify

or

cancel

the

obligations

of

[either

[of]][

the

New
Guarantor][ or ][the Guarantor[s]] under this Deed.

0010155-0003327 UKO2:

2004375908.9

6.

The Substitute[, / and][ the New Guarantor ][and][ the Guarantor[s]] agree that the benefit of the undertakings

and the

covenants binding

upon them

contained in

this Deed

shall be

for
the benefit of

each and every

Holder and each Holder

shall be entitled

severally to enforce
such

obligations

against

the

Substitute[,

/

and][

the

New

Guarantor

][and

][

the
Guarantor[s]].
7.

This Deed

shall be

deposited with

and held

to the

exclusion of

the Substitute[,

/ and][

the
New

Guarantor

][and

][the

Guarantor[s]]

by

the

Agent

at

its

specified

office

for

the

time
being

under

the

Conditions

and

the

Substitute[,

/

and][

the

New

Guarantor

][and][

the
Guarantor[s]] hereby

acknowledge the right

of every

Noteholder to production

of this

Deed
and,

upon

request

and

payment

of

the

expenses

incurred

in

connection

therewith,

to

the
production of a copy hereof certified by the Agent to be a true and complete copy.
8.

This Deed

may only

be amended

in the

same way

as the

other Conditions

are capable

of
amendment under
Schedule 4

of the

Agency Agreement

and any

such amendment

of this
Deed

will

constitute

one

of

the

proposals

specified

in

Condition

13

(
Meetings

of
Noteholders, Modification and Waiver ) to which special quorum provisions apply.
9.

The

Deed

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed

by, and shall be construed in accordance with, English law.
10.

The Courts of England are to

have jurisdiction to settle any disputes which may arise

out of
or in

connection with this

Deed and accordingly

any legal action

or proceedings arising out
of or

in connection

with this

Deed (
Proceedings
) may

be brought

in such

courts.

Each of
the

Substitute[, /

and][

the

New

Guarantor

][and][

the

Guarantor[s]]

irrevocably

submits

to
the

jurisdiction

of

such

courts

and

waives

any

objection

to

Proceedings

in

such

courts
whether on the

ground of venue

or on the

ground that the

Proceedings have been

brought
in an inconvenient

forum.

This submission is made

for the benefit

of each Holder and

shall
not

limit

the

right

of

any

of

them

to

take

Proceedings

in

any

other

court

of

competent
jurisdiction

nor

shall

the

taking

of

Proceedings

in

one

or

more

jurisdictions

preclude

the
taking of Proceedings in any other jurisdiction (whether concurrently or not).
11.

No

rights

are

conferred

on

any

person

under

the

Contracts

(Rights

of

Third

Parties)

Act
1999 to

enforce any

term of

this Deed,

but this

does not

affect any

right or

remedy of

any
person which

exists or is available apart from that Act.
12.

Each

of

the

Substitute[,

/

and][

the

New

Guarantor

][and][

the

Guarantor[s]]

irrevocably
appoints

[

]

of

[

]

as

its

agent

in

England

to

receive

service

of

process

in
respect

of

any Proceedings

in England.

If for

any reason

it does

not have

such an

agent
for

service

of

process,

the

Substitute[,

/

or][

the

New

Guarantor

][or

][the

[relevant]
Guarantor], as the case may be,

will promptly appoint a substitute process agent

and notify
the

Noteholders

of

such

appointment

in

accordance

with

the

Conditions.

Nothing

herein
shall affect the right to serve process in any other manner permitted by law.
IN WITNESS
whereof this Deed has been

executed as a deed poll on

the date stated at the
beginning.
EXECUTED as a DEED )
by EQUINOR ASA and signed

)
and delivered as a deed on

its

)
behalf by

)
an authorised representative of

the company

)

0010155-0003327 UKO2:

2004375908.9

EXECUTED as a DEED )
by [ Substitute
] and signed

)
and delivered as a deed on

its

)
behalf by

)
an authorised representative of

the company

)
[ EXECUTED as a DEED )
by EQUINOR ENERGY AS and signed )
and signed

)
and delivered as a deed on

its

)
behalf by

)
an authorised representative of

the company

)]

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 7
FORM OF ISSUER – ICSDs

AGREEMENT
Agreement to be sent to

both:
Euroclear Bank

SA/NV
New Issues Department
1 Boulevard du

Roi Albert
II B-1210 Brussels,
Belgium
newissues.issuerageement@euroclear.
com Fax: +32 (0) 2 224 1421
and

Clearstream Banking
SA New Issues
Department 42
Avenue J.F. Kennedy
L-1855 Luxembourg
issueragreements@clearstream.co
m Fax: +44 (0)207 862 7005
PROGRAMME FORM
AGREEMENT ENTERED INTO THIS

10 MAY,

OF 2019, AMONG:
Name of issuer:

Equinor ASA
Address of issuer:

Forusbeen 50, N-4035 Stavanger, Norway

(the
Issuer ); and
Euroclear Bank SA/NV of 1 Boulevard du

Roi Albert II, B-1210 Brussels, Belgium and

Clearstream
Banking

SA

of

42

Avenue

J.F.

Kennedy,

L-1855

Luxembourg

(each

a
Relevant

Clearing
System ).
Subject: Acceptance of:
Programme Name:
Equinor ASA €20,000,000,000

Euro Medium Term Note Programme
Programme Number: 4138
This agreement

sets forth

the understanding

of the

parties with

respect to

securities to

be issued,
as

applicable, in

(i)

bearer

New

Global

Note

form

(
NGN

Securities
)

or

(ii)

registered

form

under
the

New

Safekeeping

Structure

(
NSS

Securities
)

under

the

above-captioned

programme

(the
Securities
)

that

the

Issuer

may

request

be

made

eligible

for

settlement

with

Euroclear

Bank
SA/NV and Clearstream Banking

SA (the
ICSDs ).
In order to allow the ICSDs to accept the Securities as eligible for settlement with the ICSDs and to properly service the

Securities, the Issuer

hereby represents and

warrants to

the ICSDs that

in all
matters relating to

the Securities it will, and

it will require any agent

appointed by it to, comply with
the requirements for the Securities set out herein.
1.

The ICSDs hereby agree that:
(a)

with respect

to the

issue outstanding

amount (
IOA
) of

the Securities,

each of

them will

(in
the

case

of

NGN

Securities)

maintain

their

respective

portion

of

the

IOA

through

their
records;

will

(in

the

case

of

NSS

Securities)

reflect

through

their

records

their

respective
portion

of

the

IOA

as

maintained

by

the

NSS

securities'

register;

will

undertake

daily
reconciliations of

such amounts

with

each other;

and

will ensure

on

a

daily basis

that

the
aggregate total of their respective records matches the IOA;
(b)

each

of

them

will

promptly

update

their

records

to

reflect

the

discharge

of

the

Issuer's
obligations with

respect to

the

Securities upon

the

receipt of

(i)

a

redemption payment

as
required pursuant

to

the terms

of the

Securities; and

(ii) a

confirmation from

the

Issuer or

0010155-0003327 UKO2:

2004375908.9

its agent of a mark-up (that is,

0010155-0003327 UKO2:

2004375908.9

increase) or

mark-down (that

is,

decrease) of

the IOA

of the

Securities; in

doing so,

each
ICSD will consult with the

other to ensure that the aggregate

of the amounts so updated by
them is equal to the total mark-up or mark-down notified to them;
(c)

each

of

them

will,

or

will

require

any

agent

appointed

by

it

to,

provide

the

necessary
information to

the Issuer's

agents to

enable the

Issuer's agents

to comply

with 2(c)

below;
and
(d)

each of them

confirms that, upon

the Issuer’s request, it

will produce for

the Issuer’s use

a
statement

showing

the

sum

of

the

total

nominal

amount

of

its

customer

holdings

for

the
Securities as of a specified date.
2.

The Issuer must procure that, in

relation to any Securities:
(a)

it

or

its

agents

will

inform

the

ICSDs

(through

the

common

service

provider

appointed

by
the

ICSDs

to

service the

Securities (the
CSP
)) of

the

initial

IOA

for

such

Securities

on

or
prior to the applicable closing date;
(b)

if any event occurs that requires a mark-up or mark-down of the records that an ICSD holds for its customers to reflect such

customers’ interest in such Securities, one of its

agents will
promptly

provide

details

of

the

amount

of

such

mark-up

or

mark-down,

together

with

a
description of the

event that

requires it, to

the ICSDs

(through the CSP)

to ensure that

the
IOA

of

such

NGN

Securities

in

the

records

of

the

ICSDs,

or

the

records

of

the

ICSDs
reflecting the IOA of such NSS Securities, remain(s) at all times accurate;
(c)

it or its agents will at least monthly perform a reconciliation process with the ICSDs (through
the

CSP)

with

respect

to

the

IOA

for

such

Securities

and

will

promptly

inform

the

ICSDs
(through the CSP) of any discrepancies;
(d)

it

or

its

agents

will

promptly

assist

the

ICSDs

(through

the

CSP)

in

resolving

any
discrepancy identified in the IOA of such NGN Securities or in the records reflecting the IOA
of such NSS Securities;
(e)

it or

its agents

will promptly

provide to

the ICSDs

(through the

CSP) details of

all amounts
paid under the

Securities (or,

where the Securities provide

for delivery of assets

other than
cash, of the assets so delivered);
(f)

it

or

its

agents

will

promptly

provide

to

the

ICSDs

(through

the

CSP)

any

changes

to

the
Securities

that

will

affect

the

amount

of,

or

date

for,

any

payment

due

under

such
Securities;
(g)

it

or

its

agents

will

promptly

provide

to

the

ICSDs

(through

the

CSP)

copies

of

all
information that is given to the holders of the Securities;
(h)

its

agents

will

promptly

pass

on

to

it

all

communications

they

receive

from

the

ICSDs
directly or through the CSP relating to the Securities; and
(i)

its

agents will

promptly notify

the ICSDs

(through the

CSP) of

any failure

by the

Issuer to
make any payment or delivery due under the Securities when due.
The

Issuer’s

obligations

under

this

Agreement

will

be

discharged

if

it

includes

provisions
substantially to

the effect

set out

in the

paragraph above

in any

agreement it

has with

its agents.
The

Issuer

agrees

that

the

ICSDs

may

rely

on

communication

from

its

agents

as

if

such
communication was received directly from the Issuer.
3.

This

Agreement

is

not

intended to

create

and

does

not

create

any

relationship of

agency

0010155-0003327 UKO2:

2004375908.9

between the parties to it.

0010155-0003327 UKO2:

2004375908.9

4.

This Agreement is governed by

the law of the

jurisdiction marked on Schedule

1.
Signed on behalf of:
Equinor ASA
By:

(
Signature of Authorised

Officer of Issuer or agent

with Authorisation of Issuer
)
Name of Signatory:
On behalf of Euroclear Bank

SA/NV
Stéphane

Bernard, Managing

Director,

Head

of
Asset

Servicing

&

Transaction

Operations

&
Client Services
On behalf of Clearstream

Banking, société
anonyme
Berthold Kracke
Member of Executive

Board
Laurence

Van

Der

Haegen,

Head

of
Department New Issues
Marc Kieffer, Executive Vice President,
Issuance & Distribution Services

0010155-0003327 UKO2:

2004375908.9

Schedule 1
Please tick one jurisdiction

only.
Austria

Latvia
Belgium

Liechtenstein
Canada

Lithuania
Cyprus

Luxembourg
Czech Republic

Malta
Denmark

Netherlands
England & Wales
Norway
Estonia

Poland
Finland

Portugal
France

Scotland
Germany

Slovakia
Greece

Slovenia
Hungary

Spain
Iceland

Switzerland
Ireland

Sweden
Italy

U.S.A. - New York
Japan

- Other State
( Name of Other State )

0010155-0003327 UKO2:

2004375908.9

SCHEDULE 8
ADDITIONAL DUTIES

OF THE AGENT
In relation to each Series

of Notes that are NGNs,

the Agent will comply

with the following provisions:
1.

The

Agent

will

inform

each

of

Euroclear

and

Clearstream,

Luxembourg

(the
ICSDs ),
through

the

common

service

provider

appointed

by

the

ICSDs

to

service

the

Notes

(the
CSP
),

of

the

initial

issue

outstanding

amount

(
IOA
)

for

each

Tranche

on

or

prior

to

the
relevant Issue Date.
2.

If

any

event

occurs

that

requires

a

mark

up

or

mark

down

of

the

records

which

an

ICSD
holds for its customers to reflect such customers' interest in the Notes, the Agent will (to the extent known

to it)

promptly provide

details of

the amount

of such

mark up

or mark

down,
together with

a description

of the

event that

requires it,

to the

ICSDs (through

the
CSP) to
ensure that the IOA of the Notes

remains at all times accurate.
3.

The Agent

will at

least once

every month

reconcile its

record of

the IOA

of the

Notes with
information received from the

ICSDs (through the CSP)

with respect to the

IOA maintained
by

the

ICSDs for

the

Notes and

will promptly

inform the

ICSDs

(through the

CSP)

of

any
discrepancies.
4.

The

Agent will

promptly assist

the

ICSDs (through

the

CSP) in

resolving any

discrepancy
identified in the IOA of the Notes.
5.

The Agent will promptly provide to

the ICSDs (through the CSP) details

of all amounts paid
by it under the Notes (or,

where the Notes provide for delivery of

assets other than cash, of
the assets so delivered).
6.

The Agent will

(to the

extent known to

it) promptly provide

to the ICSDs

(through the CSP)
notice

of any changes

to the

Notes that will

affect the

amount of, or

date for,

any payment
due under the Notes.
7.

The Agent will

(to the

extent known to

it) promptly provide to

the ICSDs (through

the CSP)
copies of all information that is given to the holders of the Notes.
8.

The

Agent

will

promptly

pass

on

to

the

Issuer

all

communications

it

receives

from

the
ICSDs

directly or through the CSP relating to the Notes.
9.

The

Agent

will (to

the

extent

known to

it)

promptly notify

the

ICSDs

(through the

CSP)

of
any failure by the Issuer to make any payment or delivery due under the Notes when due.

[
Signature page to

Amended and Restated

Agency Agreement
]
SIGNATORIES
The Issuer
EQUINOR ASA
Forusbeen 50
N-4035 Stavanger
Norway
Telefax

No:

+ 47 51 99 90 17
Attention:

Compliance Officer, Group
Finance By:
The Guarantor
EQUINOR ENERGY

AS
Forusbeen 50
N-4035 Stavanger
Norway
Telefax

No:

+ 47 51 99 90 17
Attention:

Compliance Officer, Group
Finance By:

0010155-0003327 UKO2:

2004375908.9
123
The Agent
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
One Canada

Square
London E14 5AL
United Kingdom
Email:

corpsov4@bnymellon.co
m Copy to Fax:

+44 207 964 2536
Attention:

Corporate Trust Administration

EQUINOR ASA
By:
The other Paying Agent
THE BANK OF NEW

YORK MELLON SA/NV, LUXEMBOURG BRANCH
Vertigo Building
Polaris 2-4 rue

Eugene
Ruppert L-2453
Luxembourg
Telephone: Luc Biever: +352 24 52 5320
Sebastien Loiseau: +352 24 52

4436
Rima Hachoud: +352

24 52
5673 Email:
LUXMB_SPS@bnymellon.co
m
Fax:

+352 24 52 42 04
Attention:

Corporate Trust Administration

EQUINOR ASA
All communications c/o

the Agent
By:

0010155-0003327 UKO2:

2004375908.9
124
APPENDIX 1
FORM OF CALCULATION AGENCY AGREEMENT
CALCULATION AGENCY AGREEMENT
[

]
EQUINOR ASA
as
Issuer
and
[EQUINOR ENERGY

AS
as Guarantor]
€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME

125
CONTENTS
Clause

Page
1.
Appointment of the Calculation

Agent

................................

................................

...............

126
2.
Duties of Calculation

Agent

................................

................................

...............................

126
3.
Expenses

................................

................................

................................

..........................

127
4.
Indemnity

................................

................................

................................

..........................

127
5.
Conditions of Appointment

................................

................................

................................

127
6.
Terminatio

n

of Appointment

................................

................................

..............................

128
7.
Notices

................................

................................

................................

.............................

129
8.
General ................................................................

................................

............................

130
9.
Contract (Rights of

Third Parties) Act 1999

................................

................................

.......

130
10.
Governing Law and Submission

to Jurisdiction

................................

................................

.

130
Signatories

................................

................................

................................

................................

...

132

0010155-0003327 UKO2:

2004375908.9
126
CALCULATION AGENCY AGREEMENT
in respect of the
EQUINOR ASA

€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME
THIS AGREEMENT
is made on [

]
BETWEEN :
(1)
EQUINOR ASA
of Forusbeen 50, N-4035 Stavanger, Norway

(the
Issuer );
(2)

[
EQUINOR ENERGY AS
of Forusbeen 50, N-4035

Stavanger, Norway (the
Guarantor )]; and
(3)

[

]

of

[

]

(the
Calculation

Agent
,

which

expression

shall

include

its

successor
or successors for the time being as calculation agent hereunder).
WHEREAS :
(A)

The

Issuer

has

entered

into

an

amended

and

restated

Programme

Agreement

with

the
Dealers named

therein dated

9 May

2022 under which

the Issuer

may issue Euro

Medium
Term

Notes

(
Notes
)

with

an

aggregate

nominal

amount

of

up

to

€20,000,000,000

(or

its
equivalent in other currencies).
(B)

The

Notes

will

be

issued

subject

to

and

with

the

benefit

of

an

amended

and

restated
Agency Agreement (the Agency Agreement
) dated 9 May

2022 and entered into

between
the

Issuer,

The

Bank

of

New

York

Mellon,

London

Branch

as

Agent

(the
Agent which
expression

shall include

its

successor or

successors for

the

time

being under

the

Agency
Agreement) and the other parties named therein.
NOW IT IS HEREBY

AGREED
that:
1.

APPOINTMENT OF

THE CALCULATION AGENT
The Issuer hereby appoints [

]

as

Calculation

Agent

in

respect

of

each

Series

of
Notes described

in the

Schedule hereto

(the
Relevant

Notes
)

for the

purposes set

out

in
clause
2

below,

all

upon

the

provisions hereinafter

set

out.

The

agreement

of

the

parties
hereto that this Agreement

is to apply to

each Series of Relevant Notes

shall be evidenced
by the manuscript annotation and

signature in counterpart of the Schedule hereto.
2.

DUTIES OF CALCULATION AGENT
The

Calculation

Agent

shall

in

relation

to

each

Series

of

Relevant

Notes

perform

all

the
functions

and duties

imposed on

the Calculation

Agent by

the terms

and conditions

of the
Relevant Notes

(the
Conditions
) including

endorsing the

Schedule hereto

appropriately in
relation to

each Series

of Relevant

Notes.

In addition,

the Calculation

Agent agrees

that it
will

provide

a

copy

of

all

calculations

made

by

it

which

affect

the

nominal

amount
outstanding of

any Relevant Notes

which are

identified on the

Schedule as being

NGNs to
The

Bank

of

New

York

Mellon,

London

Branch

to

the

contact

details

set

out

on

the
signature page hereof.
Notwithstanding any

other provision

of this

Agreement, the

Calculation Agent

shall not

be
obliged

to perform

any functions

and duties

imposed on

it by

the Conditions

as a

result of
any

Benchmark

Amendments

and/or

Benchmark

Replacement

Conforming

Changes

(as

0010155-0003327 UKO2:

2004375908.9
127
applicable) enacted without

0010155-0003327 UKO2:

2004375908.9
128
the

consent

of

the

Calculation

Agent

if,

in

the

Calculation

Agent’s

opinion,

acting
reasonably

and

in

good

faith,

such

Benchmark

Amendments

and/or

Benchmark
Replacement Conforming

Changes (as

applicable) impose

more onerous

obligations upon
it

or

expose

it

to

additional

duties,

responsibilities

or

liability,

or

reduce

or

amend

the
protective provisions afforded to the Calculation Agent in the Conditions or this Agreement.
3.

EXPENSES
[ To
be agreed at the time

of appointment
.]
4.

INDEMNITY
4.1

The Issuer shall indemnify

(and failing the Issuer

so indemnifying, the Guarantor

agrees so
to indemnify) the Calculation Agent against any loss, liability,

cost, claim, action, demand or
expense

(including,

but

not

limited

to,

all

reasonable

costs,

legal

fees,

charges

and
expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made

against the Calculation Agent as

a result of or

in connection with its
appointment

or

the

exercise

of

its

powers

and

duties

hereunder

except

such

as

may

(i)
result

from

its

own

default,

negligence

or

bad

faith

or

that

of

its

officers,

directors

or
employees

or

the

breach

by

it

of

the

terms

of

this

Agreement

or

(ii)

be

governed

by

any
other provision of this Agreement.
4.2

The

Calculation

Agent

shall

indemnify

the

Issuer

and

the

Guarantor

against

any

loss,
liability,

cost, claim, action, demand or

expense (including, but not limited

to, all reasonable
costs,

legal fees,

charges and

expenses paid

or incurred

in

disputing or

defending any

of
the

foregoing) which

the

Issuer may

incur or

which may

be made

against the

Issuer

as a
result of

the breach

by the

Calculation Agent of

the terms

of this

Agreement or its

default,
negligence or bad faith or that of its officers, directors or employees.
5.

CONDITIONS OF APPOINTMENT
5.1

In acting hereunder

and in connection

with the Relevant

Notes, the Calculation

Agent shall
act

solely

as

agent

of

the

Issuer

[and

the

Guarantor]

and

will

not

thereby

assume

any
obligations

towards

or

relationship

of

agency

or

trust

for

or

with

any

of

the

owners

or
holders of the Relevant Notes or the coupons (if any) appertaining thereto (the
Coupons ).
5.2

In relation to

each issue of

Relevant Notes the

Calculation Agent hereby undertakes

to the
Issuer to

perform such

obligations and

duties, and

shall be

obliged to

perform such

duties
and

only

such

duties

as

are

herein

and

in

the

Conditions

specifically

set

forth

and

no
implied

duties

or

obligations

shall

be

read

into

this

Agreement

or

the

Relevant

Notes
against the

Calculation Agent,

other than

the duty

to act

honestly and

in good

faith and

to
exercise the diligence of a reasonably prudent agent in comparable circumstances.
5.3

The

Calculation

Agent

may

consult

with

legal

and

other

professional

advisers

and

the
opinion of such advisers shall be full and complete protection in respect of any action taken,
omitted

or

suffered

hereunder

in

good

faith

and

in

accordance

with

the

opinion

of

such
advisers.
5.4

The Calculation Agent

shall be

protected and

shall incur no

liability for

or in

respect of

any
action taken, omitted

or suffered in

reliance upon any

instruction, request or order

from the
Issuer

[or

the

Guarantor]

or

any

notice,

resolution,

direction,

consent,

certificate,

affidavit,
statement,

cable,

telex

or

other

paper

or

document

which

it

reasonably

believes

to

be
genuine and

to have

been delivered,

signed or

sent by

the proper

party or

parties or

upon
written instructions from the Issuer [or the Guarantor].

0010155-0003327 UKO2:

2004375908.9
129
5.5

The

Calculation

Agent

and

any

of

its

officers,

directors

and

employees

may

become

the
owner of, or acquire any interest in, any Notes or Coupons (if any) with the same rights that
it

or

they

would

have

if

the

Calculation

Agent

were

not

appointed

hereunder,

and

may
engage

or

be

interested

in

any

financial

or

other

transaction

with

the

Issuer

[or

the
Guarantor] and may act on, or as depositary,

trustee or agent for, any committee or body of
holders

of

Notes

or

Coupons

(if

any)

or

in

connection

with

any

other

obligations

of

the
Issuer

[or

the

Guarantor]

as

freely

as

if

the

Calculation

Agent

were

not

appointed
hereunder.
6.

TERMINATION OF APPOINTMENT
6.1

The

Issuer

[or

the

Guarantor]

may

terminate

the

appointment

of

the

Calculation

Agent

at
any

time

by

giving

to

the

Calculation

Agent

at

least

45

days'

prior

written

notice

to

that
effect, provided that, so long as any of the Relevant Notes is outstanding:
(a)

such

notice

shall

not

expire

less

than

45

days

before

any

date

upon

which

any
payment is

due in respect of any Relevant Notes; and
(b)

notice

shall

be

given

in

accordance

with

the

Conditions,

to

the

holders

of

the
Relevant Notes at least 30 days prior to any removal of

the Calculation Agent.
6.2

Notwithstanding the provisions

of subclause
6.1

above, if at any

time:
(a)

the

Calculation

Agent

becomes

incapable

of

acting,

or

is

adjudged

bankrupt

or
insolvent, or files

a voluntary

petition in bankruptcy

or makes an

assignment for the
benefit of its

creditors or consents to

the appointment of

an administrator,

liquidator
or

administrative

or

other

receiver

of

all

or

any

substantial

part

of

its

property,

or
admits

in

writing

its

inability

to

pay

or

meet

its

debts

as

they

may

mature

or
suspends

payment

thereof,

or

if

any

order

of

any

court

is

entered

approving

any
petition

filed

by

or

against

it

under

the

provisions

of

any

applicable

bankruptcy

or
insolvency

law

or

if

a

receiver

of

it

or

of

all

or

a

substantial

part

of

its

property

is
appointed or

if any

officer takes

charge or

control of

the Calculation

Agent or

of its
property or affairs for the purpose of rehabilitation, conservation or liquidation; or
(b)

the Calculation

Agent fails

duly to

perform any

function or

duty imposed

upon it

by
the Conditions and this Agreement,
the

Issuer

[and

the

Guarantor]

may

forthwith

without

notice

terminate

the

appointment

of
the

Calculation

Agent,

in

which

event

notice

thereof

shall

be

given

to

the

holders

of

the
Relevant Notes, in accordance with the Conditions as soon as practicable thereafter.
6.3

The

termination

of

the

appointment

pursuant

to

subclause
6.1

or
6.2

above

of

the
Calculation Agent hereunder shall not entitle the Calculation Agent to any amount by way of
compensation but shall be without prejudice to any amount then accrued due.
6.4

The

Calculation Agent

may

resign

its

appointment hereunder

at

any time

by

giving to

the
Issuer

[and

the

Guarantor]

at

least

90

days'

prior

written

notice

to

that

effect.

Following
receipt of

a notice

of resignation from

the Calculation

Agent, the

Issuer shall promptly

give
notice thereof to the holders

of the Relevant Notes, in accordance with the Conditions.
6.5

Notwithstanding the provisions of

subclauses
6.1,
6.2

and
6.4

above, so long as

any of the
Relevant Notes

is outstanding, the

termination of the

appointment of the

Calculation Agent
(whether by

the Issuer

[and the

Guarantor] or

by the

resignation of

the Calculation

Agent)
shall not

be effective

unless upon the

expiry of the

relevant notice a

successor Calculation
Agent

has

been

appointed.

The

Issuer

[and

the

Guarantor]

agrees

with

the

Calculation
Agent

that

if,

by the

day falling

10

days

before

the

expiry

of

any

notice

under

subclause

0010155-0003327 UKO2:

2004375908.9
130
6.1

or
6.4,

the

Issuer [and

the Guarantor]

has

not

0010155-0003327 UKO2:

2004375908.9
131
appointed

a

replacement

Calculation

Agent,

the

Calculation

Agent

shall

be

entitled,

on
behalf

of

the

Issuer

to

appoint

as

a

successor

Calculation

Agent

in

its

place

a

reputable
financial

institution

of

good

standing

which

the

Issuer

[and

the

Guarantor]

shall

approve
(such approval not to be unreasonably withheld or delayed).
6.6

Upon

its

appointment

becoming

effective,

a

successor

Calculation

Agent

shall

without
further

act,

deed

or

conveyance,

become

vested

with

all

the

authority,

rights,

powers,
trusts, immunities, duties and obligations of

such predecessor with like effect

as if originally
named as the Calculation Agent hereunder.
6.7

If the

appointment of the

Calculation Agent hereunder

is terminated (whether

by the Issuer
[and

the Guarantor]

or

by the

resignation of

the Calculation

Agent), the

Calculation Agent
shall,

on

the

date

on

which

such

termination

becomes

effective,

deliver

to

the

successor
Calculation Agent any records concerning the Relevant Notes

maintained by it (except such
documents and records

as it

is obliged by

law or

regulation to retain

or not to

release), but
shall have no other duties or responsibilities hereunder.
6.8

Any

corporation

into

which

the

Calculation

Agent

may

be

merged

or

converted,

or

any
corporation

with

which

the

Calculation

Agent

may

be

consolidated,

or

any

corporation
resulting from any merger,

conversion or consolidation to which

the Calculation Agent shall
be a party,

or any corporation to which the Calculation Agent shall sell or otherwise transfer all

or

substantially all

of

its

assets

shall,

on

the

date

when

such

merger,

consolidation

or
transfer becomes effective

and to the

extent permitted by

any applicable laws,

become the
successor

Calculation

Agent

under

this

Agreement

without

the

execution

or

filing

of

any
paper or

any further

act on

the part

of any

of the

parties hereto,

unless otherwise required
by

the

Issuer

and

after

the

said

effective

date

all

references

in

this

Agreement

to

the
Calculation Agent

shall be

deemed to

be references

to such

corporation. Written

notice of
any such merger, conversion,

consolidation or transfer shall forthwith be given to the Issuer and the Agent.
6.9

Upon giving notice of

the intended termination of the

appointment of the Calculation Agent,
the

Issuer

shall

use

all

reasonable

endeavours

to

appoint

a

further

financial

institution

of
good standing as successor Calculation Agent.
7.

NOTICES
Any notice or communication

given hereunder shall be

sufficiently given or served:
(a)

if

delivered

in

person

to

the

relevant

address

specified

on

the

signature

pages
hereof or such other

address as may be notified

by the recipient in

accordance with
this clause

and, if

so delivered,

shall be

deemed to

have been

delivered at

time of
receipt; or
(b)

if

by

email,

when

sent,

subject

to

no

delivery

failure

notification

being

received

by
the

sender

within

24

hours

of

the

time

of

sending,

to

the

relevant

email

address
specified

on

the

signature

pages

hereof

or

such

other

email

address

as

may

be
notified by the recipient in accordance with this clause; or
(c)

if sent

by facsimile

to the

relevant number

specified on

the signature

pages hereof
or

such

other

address

as

may

be

notified

by

the

recipient

in

accordance

with

this
clause

and,

if

so

sent,

shall

be

deemed

to

have

been

delivered

immediately

after
transmission provided such transmission is confirmed when an acknowledgement of receipt is received.
Where a communication is received

after business hours it

shall be deemed to be

received
and become effective on the

next business day.

Every communication shall be irrevocable

0010155-0003327 UKO2:

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132
save in respect of any manifest error therein.

0010155-0003327 UKO2:

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133
8.

GENERAL
8.1

The descriptive headings in this Agreement are for

convenience of reference only and shall
not define or limit the provisions hereof.
8.2

This Agreement may

be executed by

any one

or more

of the

parties hereto in

any number
of counterparts,

each of which

shall be

deemed to be

an original, but

all such counterparts
shall together constitute one and the same instrument.
8.3

If

any

provision

in

or

obligation

under

this

Agreement

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction,

that will

not affect

or impair
(i)

the

validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other
provision in or obligation under this Agreement, and (ii)

the validity,

legality or enforceability
under the

law of

any other

jurisdiction of

that or

any other

provision in

or obligation

under
this Agreement
[
Consider whether contractual recognition language (pursuant

to Article 55 of the EU Bank
Recovery and

Resolution Directive) is required to be included.
]
9.

CONTRACT (RIGHTS OF

THIRD PARTIES) ACT 1999
A person

who is

not a

party to

this Agreement

has no

right under

the Contracts

(Rights of
Third Parties)

Act 1999

to enforce

any term

of this

Agreement but

this does

not affect

any
right or remedy of a third party which exists or is available apart from that Act.
10.

GOVERNING LAW AND SUBMISSION

TO JURISDICTION
10.1

This

Agreement and

any non-contractual

obligations arising

out of

or in

connection

with it
are governed by, and shall be construed in accordance with, English law.
10.2

The courts of

England are to have

jurisdiction to settle any

disputes which may arise

out of
or

in

connection

with

this

Agreement

(including

a

dispute

relating

to

any

non-contractual
obligations

arising

out

of

or

in

connection

with

this

Agreement)

and

accordingly any

legal
action

or

proceedings

arising

out

of

or

in

connection

with

this

Agreement

(
Proceedings )
(including

any

Proceedings

relating

to

any

non-contractual

obligations

arising

out

of

or

in
connection

with

this

Agreement)

may

be

brought

in

such

courts.

The

Issuer

[and

the
Guarantor

each]

irrevocably

submits

to

the

jurisdiction

of

such

courts

and

waives

any
objection

to

Proceedings

in

any

such

courts

whether

on

the

ground

of

venue

or

on

the
ground that the Proceedings have

been brought in an inconvenient forum.

This submission
is

made

for

the

benefit

of

the

Calculation

Agent

and

shall

not

limit

its

right

to

take
Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings
in

one

or

more

jurisdictions

preclude

the

taking

of

Proceedings

in

any

other

jurisdiction
(whether concurrently or not).
10.3

The

Issuer

[and

the

Guarantor

each]

irrevocably

appoints

Equinor

UK

Limited

(whose
offices

are

at

the

date

of

this

Agreement

at

One

Kingdom

Street,

Paddington

Central,
London

W2

6BD)

as

its

agent

for

service

of

process

in

respect

of

any

Proceedings

in
England.

If for

any reason such

agent shall cease

to be

such agent for

service of

process,
the

Issuer

shall

forthwith,

on

request

of

the

Calculation

Agent,

appoint

a

new

agent

for
service

of

process

in

England

and

deliver

to

the

Calculation

Agent

a

copy

of

the

new
agent's

acceptance

of

that

appointment

within

30

days.

Nothing

in

this

Agreement

shall
affect the right to serve process in any other manner permitted by law.
IN WITNESS
whereof this Agreement has

been entered into the day

and year first above

written.

0010155-0003327 UKO2:

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134
SCHEDULE TO THE

CALCULATION AGENCY AGREEMENT
Series number

Issue Date

Maturity
Date
Title
and
Nomina
l
Amount
NGN
[Yes/No
]
Annotation
by
Calculation
Agent/Issuer

0010155-0003327 UKO2:

2004375908.9
135
SIGNATORIES
EQUINOR ASA
Forusbeen 50
N-4035 Stavanger
Norway
Telefax

No:

+ 47 51 99 90 17
Attention:

Compliance Officer, Group
Finance By:
[
EQUINOR ENERGY

AS
Forusbeen 50
N-4035 Stavanger
Norway
Telefax

No:

+ 47 51 99 90 17
Attention:

Compliance Officer, Group
Finance By:

]
[Name of Calculation Agent]
[Address of

Calculation
Agent] Telefax

No:

[

]
Attention:

[

]
By:

.............................................................................
Contact Details
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
One Canada

Square
London E14 5AL
United Kingdom
Email:

corpsov4@bnymellon.com

Copy to Fax:

+44 207 964 2536
Attention:

Corporate Trust Administration

EQUINOR ASA